As filed with the Securities and Exchange Commission on July 28, 2010

Securities Act File No. 33-6502

Investment Company Act File No. 811-4708

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 45	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 42 (Check appropriate box or boxes)

SUNAMERICA INCOME FUNDS

(Exact Name of Registrant as Specified in Charter)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (800) 858-8850

Gregory N. Bressler

General Counsel

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311

(Name and Address for Agent for Service)

Copy to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on July 29, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

July 29, 2010
PROSPECTUS

SUNAMERICA INCOME FUNDS

SunAmerica U.S. Government Securities Fund

SunAmerica GNMA Fund

SunAmerica Strategic Bond Fund

SunAmerica High Yield Bond Fund

SunAmerica Tax Exempt Insured Fund

Class	SunAmerica U.S. Government Securities Fund Ticker Symbols	SunAmerica GNMA Fund Ticker Symbols	SunAmerica Strategic Bond Fund Ticker Symbols	SunAmerica High Yield Bond Fund Ticker Symbols	SunAmerica Tax Exempt Insured Fund Ticker Symbols
A Shares	SGTAX	GNMAX	SDIAX	SHNAX	STEAX
B Shares	SGTBX	GNMBX	SDIBX	SHNBX	STEBX
C Shares	NASBX	GNMTX	NAICX	SHNCX	NNMCX

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Highlights: U.S. Government Securities Fund

Investment Goal

The investment goal of the SunAmerica U.S. Government Securities Fund (the “U.S. Government Securities Fund” or the “Fund”) is high current income consistent with relative safety of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 27 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 86 of the Fund’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%	0.65%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%

Other Expenses	0.37%	0.49%	0.43%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.37%	2.14%	2.08%

Fee Waivers and/or Expense Reimbursements	0.38%	0.50%	0.44%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)(3)	0.99%	1.64%	1.64%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 26-28 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 0.99%, 1.64% and 1.64%, for Class A, B and C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.
(3)	Any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

2

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$571	$775	$996	$1,630
Class B Shares	567	817	1,092	1,770
Class C Shares	267	517	892	1,944

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$571	$775	$996	$1,630
Class B Shares	167	517	892	1,770
Class C Shares	167	517	892	1,944

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 472% of the average value of its portfolio.

Principal Investment Strategy and Techniques of the Fund

The Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer.

The principal investment technique of the Fund is active trading of U.S. Government securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

U.S. Government securities, including bills, notes, bonds and other debt securities, are issued by the U.S. Treasury or agencies and instrumentalities of the U.S. government. Certain government securities are direct obligations of the U.S. Treasury (such as Treasury Bills) and, as such, are backed by the “full faith and credit” of the U.S. government. Other types of government securities are issued by agencies or instrumentalities of the U.S. government. These types of securities may or may not be backed by the “full faith and credit” of the U.S. government. When a U.S. government security is an obligation of an agency or instrumentality and not backed by the U.S. government, the holder of such security must look principally to the agency or instrumentality issuing or guaranteeing the security for all obligations due, including repayment of principal, and not the U.S. government.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

3

Fund Highlights: U.S. Government Securities Fund

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. Government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Prepayment Risk. The Fund may invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be “prepaid” at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates, the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities. Generally, long-term bonds are more interest-rate sensitive.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Securities Selection. A strategy used by the Fund, or securities selected by a portfolio manager, may fail to produce the intended return.

4

Performance Information

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compares the Fund’s average annual returns, before and after taxes, to those of the Barclays Capital U.S. Government Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 ext. 6003.

U.S. GOVERNMENT SECURITIES FUND     (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 7.86% (quarter ended December 31, 2008) and the lowest return for a quarter was -3.04% (quarter ended June 30, 2004).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended June 30, 2010, was 5.37%.

Average Annual Total Returns (as of the periods ended December 31, 2009)	Past One Year	Past Five Years	Past Ten Years
Class B	-7.13%	3.07%	5.00%
Class C	-4.33%	3.44%	4.84%
Class A	-7.49%	3.09%	5.04%
Return After Taxes on Distributions (Class A)	-8.64%	1.73%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	-4.67%	1.85%	3.41%
Barclay’s Capital U.S. Government Index	-2.20%	4.87%	6.17%

[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Fund’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Michael Cheah, CFA	1999	Senior Vice President at SunAmerica

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 25 of the Prospectus.

5

Fund Highlights: GNMA Fund

Investment Goal

The investment goal of the SunAmerica GNMA Fund (the “GNMA Fund” or the “Fund”) is current income, with capital appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 27 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 86 of the Fund’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.46%	0.46%	0.46%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%

Other Expenses	0.33%	0.37%	0.34%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.14%	1.83%	1.80%

Fee Waivers and/or Expense Reimbursements	0.15%	0.19%	0.16%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)(3)	0.99%	1.64%	1.64%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 26-28 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 0.99%, 1.64% and 1.64%, for Class A, B and C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.
(3)	Any waivers or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

6

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$571	$775	$996	$1,630
Class B Shares	567	817	1,092	1,770
Class C Shares	267	517	892	1,944

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$571	$775	$996	$1,630
Class B Shares	167	517	892	1,770
Class C Shares	167	517	892	1,944

Portfolio Turnover:

The Fund’ pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategy and Techniques of the Fund

The Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer.

The principal investment technique of the Fund is active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in such securities. The Fund may also invest in other types of U.S. Government securities.

The GNMA is a government owned corporation and a federal agency which issues mortgage backed securities that represent an interest in a pool or pools of mortgages. The Fund may purchase certain securities issued by GNMA known as pass-through certificates. GNMA guarantees the full and timely payment of all interest and principal by GNMA and such guarantee is backed by the full faith and credit of the U.S. government.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

7

Fund Highlights: GNMA Fund

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

Prepayment Risk. The Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be “prepaid” at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates, the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities. Generally, long-term bonds are more interest-rate sensitive.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Securities Selection. A strategy used by the Fund, or securities selected by a portfolio manager, may fail to produce the intended return.

8

Performance Information

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compares the Fund’s average annual returns, before and after taxes, to those of the Citigroup Mortgage GNMA Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 ext. 6003.

GNMA FUND     (CLASS A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 5.67% (quarter ended September 30, 2001) and the lowest return for a quarter was -2.15% (quarter ended June 30, 2004).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended June 30, 2010 was 5.49%.

Average Annual Total Returns (as of the periods ended December 31, 2009)	Past One Year	Past Five Years	Past Ten Years
Class B	-1.63%	3.84%	5.34%
Class C	1.25%	4.18%	5.34%
Class A	-1.87%	3.85%	5.50%
Return After Taxes on Distributions (Class A)	-3.25%	2.31%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	-1.22%	2.37%	3.62%
Citigroup Mortgage GNMA Index	5.36%	5.59%	6.35%

[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Fund’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”).

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Michael Cheah, CFA	1999	Senior Vice President at SunAmerica

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 25 of the Prospectus.

9

Fund Highlights: Strategic Bond Fund

Investment Goal

The investment goal of the SunAmerica Strategic Bond Fund (the “Strategic Bond Fund” or the “Fund”) is a high level of total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 27 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 86 of the Fund’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.63%	0.63%	0.63%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%

Other Expenses	0.31%	0.34%	0.31%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.29%	1.97%	1.94%

Fee Waivers and/or Expense Reimbursements	0.00%	0.00%	0.00%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	1.29%	1.97%	1.94%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 26-28 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.40%, 2.05% and 2.05%, for Class A, B and C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.

10

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$600	$865	$1,149	$1,958
Class B Shares	600	918	1,262	2,120
Class C Shares	297	609	1,047	2,264

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$600	$865	$1,149	$1,958
Class B Shares	200	618	1,062	2,120
Class C Shares	197	609	1,047	2,264

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 157% of the average value of its portfolio.

Principal Investment Strategy and Techniques of the Fund

The Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant—particularly with respect to the issuers of high-yield, high-risk bonds—the strength of the underlying issuer.

The principal investment technique of the Fund is active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. Government and agency obligations, and mortgage-backed securities without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in bonds.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

Credit Risk. The Fund will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations.

11

Fund Highlights: Strategic Bond Fund

The Fund may invest in “junk bonds,” which are considered speculative. While management seeks to diversify the Fund and to engage in a credit analysis of each junk bond issuer in which the Fund invests, junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower yielding security, which would decrease the return of the Fund.

Foreign Securities Risk. By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

U.S. Government Securities Risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. Government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Illiquidity. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Securities Selection. A strategy used by the Fund, or securities selected by a portfolio manager, may fail to produce the intended return.

12

Performance Information

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compares the Fund’s average annual returns, before and after taxes, to those of the Barclays Capital U.S. Aggregate Bond Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 ext. 6003.

STRATEGIC BOND FUND     (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 12.19% (quarter ended June 30, 2009) and the lowest return for a quarter was -9.99% (quarter ended December 31, 2008).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended June 30, 2010 was 3.69%.

Average Annual Total Returns (as of the periods ended December 31, 2009)	Past One Year	Past Five Years	Past Ten Years
Class B	22.68%	3.75%	6.49%
Class C	26.04%	4.15%	6.46%
Class A	21.36%	3.73%	6.60%
Return After Taxes on Distributions (Class A)	18.43%	1.48%	3.93%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	13.70%	1.83%	3.98%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Fund’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”). The Fund is subadvised by PineBridge Investments, LLC (“PineBridge”). When the Prospectus refers to the “Adviser,” it means SunAmerica or PineBridge, as applicable.

13

Fund Highlights: Strategic Bond Fund

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robert Van Assem, CFA	2005	Lead Portfolio Manager, Managing Director, Head of Investment Grade Total Return Portfolio Management, at PineBridge
Bryan Petermann	2007	Co-Portfolio Manager and Managing Director, Head of High Yield, at PineBridge
John Yovanovic, CFA	2007	Co-Portfolio Manager and Managing Director, Head of High Yield Portfolio Management, at PineBridge
Tim Lindvall, CFA	2007	Co-Portfolio Manager and Vice President, at PineBridge
John Dunlevy, CFA	2009	Co-Portfolio Manager and Managing Director, at PineBridge
Rajeev Mittal	2005	Co-Portfolio Manager and Managing Director, Head of Emerging Markets Fixed Income, at PineBridge
Anthony King	2005	Co-Portfolio Manager, Managing Director, Investment Grade Managing Director, Investment Grade Fixed Income Client Portfolios Management Group, at PineBridge

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 25 of the Prospectus.

14

Fund Highlights: High Yield Bond Fund

Investment Goal

The investment goal of the SunAmerica High Yield Bond Fund (the “High Yield Bond Fund” or the “Fund”) is a high level of total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 27 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 86 of the Fund’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%	0.75%	0.75%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%

Other Expenses	0.44%	0.49%	0.44%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.54%	2.24%	2.19%

Fee Waivers and/or Expense Reimbursements	0.18%	0.23%	0.18%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	1.36%	2.01%	2.01%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 26-28 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management Corp. is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.36%, 2.01% and 2.01%, for Class A, B and C shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.

15

Fund Highlights: High Yield Bond Fund

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$607	$885	$1,184	$2,032
Class B Shares	604	930	1,283	2,170
Class C Shares	304	630	1,083	2,338

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$607	$885	$1,184	$2,032
Class B Shares	204	630	1,083	2,170
Class C Shares	204	630	1,083	2,338

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Investment Strategy and Techniques of the Fund

The Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant—particularly with respect to the issuers of high-yield, high-risk bonds—the strength of the underlying issuer.

The principal investment technique of the Fund is active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody’s or below BBB by Standard & Poor’s or determined to be of comparable quality by the investment adviser) without regard to the maturities of such securities and bank debt. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowing for investment purposes, will be invested in such securities.

The principal investment strategy and principal investment techniques of the Fund may be changed without shareholder approval. You will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

Credit Risk. The Fund will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations.

16

The Fund will invest in “junk bonds,” which are considered speculative. While management seeks to diversify the Fund and to engage in a credit analysis of each junk bond issuer in which the Fund invests, junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Fund to replace the security with a lower yielding security, which would decrease the return of the Fund.

Foreign Securities Risk. By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Call Provisions. Fixed-income securities that contain a call provision or option are subject to the risk that, during periods of falling interest rates, the issuer of a fixed-income security will redeem or “call” such security prior to its maturity. The exercise of a call provision or option may result in the Fund having to reinvest the proceeds in lower yielding securities, which would decrease the return of the Fund.

Illiquidity. Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Securities Selection. A strategy used by the Fund, or securities selected by a portfolio manager, may fail to produce the intended return.

17

Fund Highlights: High Yield Bond Fund

Performance Information

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compares the Fund’s average annual returns, before and after taxes, to those of the Citigroup High Yield Market Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 ext. 6003.

HIGH YIELD BOND FUND     (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 19.68% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.89% (quarter ended December 31, 2008).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended June 30, 2010 was 3.52%.

Average Annual Total Returns (as of the periods ended December 31, 2009)	Past One Year	Past Five Years	Past Ten Years	Class C Since Inception (8/21/00)
Class B	37.28%	1.06%	3.60%	N/A
Class C	40.16%	1.31%	N/A	3.70%
Class A	35.86%	1.03%	3.64%	N/A
Return After Taxes on Distributions (Class A)	30.68%	-1.89%	0.33%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	22.88%	-0.78%	1.06%	N/A
Citigroup High Yield Market Index	55.19%	5.98%	6.60%	7.04%

[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Fund’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”). The Fund is subadvised by Wellington Management Company, LLP (“Wellington Management”). When the Prospectus refers to the “Adviser,” it means SunAmerica or Wellington Management, as applicable.

18

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Christopher A. Jones, CFA	2009	Senior Vice President and Fixed Income Portfolio Manager of Wellington Management

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 25 of the Prospectus.

19

Fund Highlights: Tax Exempt Insured Fund

Investment Goal

The investment goal of the SunAmerica Tax Exempt Insured Fund (the “Tax Exempt Insured Fund” or the “Fund”) is as high a level of current income exempt from federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the SunAmerica fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information-Sales Charge Reductions and Waivers” section on page 27 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 86 of the Fund’s statement of additional information.

	Class A	Class B	Class C
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	4.00%	1.00%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None

Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(2)	0.50%	0.50%	0.50%

Distribution and/or Service (12b-1) Fees	0.35%	1.00%	1.00%

Other Expenses(3)	0.43%	0.97%	0.47%

Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements	1.28%	2.47%	1.97%

Fee Waivers and/or Expense Reimbursements(2)	0.35%	0.35%	0.35%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(2)	0.93%	2.12%	1.62%

(1)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See pages 26-28 of the Prospectus for more information about the CDSCs.
(2)	Pursuant to a Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee with respect to the Fund so that the advisory fee payable by the Fund to SunAmerica Asset Management Corp. under the Investment Advisory and Management Agreement equals 0.15% of average daily net assets. This Fee Waiver Agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees.
(3)	“Other Expenses” include “acquired fund fees and expenses.”

20

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$565	$757	$965	$1,564
Class B Shares	615	964	1,339	2,147
Class C Shares	265	511	881	1,922

You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$565	$757	$965	$1,564
Class B Shares	215	664	1,139	2,147
Class C Shares	165	511	881	1,922

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategy and Techniques of the Fund

The Fund’s principal investment strategy is fixed income investing. The strategy of “fixed income investing” in which the Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant, the strength of the underlying issuer.

The principal investment technique of the Fund is active trading of municipal bonds and other municipal securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in municipal bonds and other municipal securities, the income of which is exempt from federal income taxes (including the federal alternative minimum tax), and that are insured as to the scheduled payment of principal and interest for as long as such securities are held by the Fund, without regard to the maturities of such securities.

The principal investment strategy of the Fund may be changed without shareholder approval. However, the principal investment technique of the Fund as set forth above, including the 80% investment policy, may not be changed without shareholder approval.

Principal Risks of Investing in the Fund

There can be no assurance that the Fund’s investment goals will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Fund will be able to achieve its investment goals. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Fund.

Interest Rate Fluctuations. Interest rates and bond prices typically move inversely to each other. Thus, as interest rates rise, bond prices typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Bond Market Volatility. The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Fund’s portfolio.

Credit Risk. The Fund will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An issuer with a lower credit rating will be more likely than a higher-rated issuer to default or otherwise become unable to honor its financial obligations. In addition, with respect to the insured bonds held by the Fund, while the insurance reduces

21

Fund Highlights: Tax Exempt Insured Fund

credit risk by insuring that the Fund will receive payment of principal and interest, it does not protect against fluctuations in the value of the Fund’s shares caused by changes in interest rates or other factors. Moreover, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured bond market as a whole, may adversely affect the value of the insured bonds held by the Fund. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly.

Municipal Market Risk. Special factors relating to municipal securities could have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. In addition, in order to pay interest that is exempt from federal income taxes, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable, even retroactively. To the extent that the Fund invests a larger portion of its assets in a particular named state’s municipal securities, it will be more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.

Active Trading. As part of the Fund’s principal investment technique, the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.

Securities Selection. A strategy used by the Fund, or securities selected by a portfolio manager, may fail to produce the intended return.

22

Performance Information

The following Risk/Return Bar Chart and Table illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and compares the Fund’s average annual returns, before and after taxes, to those of the Barclays Capital Municipal Bond Index, a broad measure of market performance. Sales charges are not reflected in the Bar Chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Of course, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.sunamericafunds.com or can be obtained by phone at 800-858-8850 ext. 6003.

TAX EXEMPT INSURED FUND (Class A)

During the 10-year period shown in the Bar Chart, the highest return for a quarter was 5.66% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.08% (quarter ended September 30, 2008).

The Fund’s cumulative year-to-date return through the most recent calendar quarter ended June 30, 2010 was 2.34%.

Average Annual Total Returns (as of the periods ended December 31, 2009)	Past One Year	Past Five Year	Past Ten Year
Class B	4.01%	2.16%	4.09%
Class C	7.49%	2.76%	4.03%
Class A	4.03%	2.42%	4.21%
Return After Taxes on Distributions (Class A)	4.03%	2.34%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares (Class A)[1]	3.79%	2.52%	4.04%
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

[1]

When the return after taxes on distributions and sale of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A. After-tax returns for other classes will vary.

Investment Adviser

The Fund’s investment adviser is SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”). The Fund is subadvised by AIG Asset Management (U.S.), LLC (“AMG”). When the Prospectus refers to the “Adviser,” it means SunAmerica or AMG, as applicable.

23

Fund Highlights: Tax Exempt Insured Fund

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Geoffrey Cornell, CFA	2005	Portfolio Manager and Managing Director at AMG
Peter Stevenson	2005	Assistant Portfolio Manager and Vice President at AMG

Tax Information

Dividends from the Fund will generally be exempt from federal income tax (including the federal alternative minimum tax). However, a portion of the Fund’s distributions may be subject to federal income tax (including the federal alternative minimum tax).

For important information about purchase and sale of Fund shares and financial intermediary compensation, please turn to “Important Additional Information” on page 25 of the Prospectus.

24

Important Additional Information

Purchase and Sale of Fund Shares

Each Fund’s initial investment minimums generally are as follows:

CLASS A, B AND CLASS C SHARES
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25 • the minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

You may purchase or sell shares of each Fund each day the New York Stock Exchange is open. Purchase and redemption requests are executed at the Fund’s next net asset value to be calculated after the Fund or its agents receives your request in good order. You should contact your broker, financial advisor or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 800-858-8850, by regular mail (SunAmerica Mutual Funds c/o BFDS, PO Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (SunAmerica Mutual Funds c/o BFDS, 330 West 9th Street, Kansas City, MO 64105-1514), or by the Internet at www.sunamericafunds.com.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information. For more information about payments to broker-dealers and other financial intermediaries, see page 83 of the Fund’s statement of additional information.

25

Shareholder Account Information

SELECTING A SHARE CLASS

Each Fund offers Class A, Class B and Class C shares through this Prospectus.

Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $99,999.99 in any one purchase. Your broker or financial adviser can help you determine which class is right for you.

Class A	Class B	Class C

• Front-end sales charges, as described below. There are several ways to reduce these charges, also described below. • Lower annual expenses than Class B or Class C shares.

• No front-end sales charges; all your money goes to work for you right away.

• Higher annual expenses than Class A shares.

• Deferred sales charge on shares you sell within six years of purchase, as described below.

• Automatic conversion to Class A shares approximately eight years after purchase.

• Purchases in an amount of $100,000 or more will not be permitted. You should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances.

• No front-end sales charges; all your money goes to work for you right away.

• Higher annual expenses than Class A shares.

• Deferred sales charge on shares you sell within twelve months of purchase, as described below.

• No conversion to Class A shares.

CALCULATION OF SALES CHARGES

Class A. Sales charges are as follows:

	Sales Charges		Concession to Dealers
Your Investment	% of Offering Price	% of Net Amount Invested	% of Offering Price
Less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	up to 1.00%

Investments of $1 million or more. Class A shares are available with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

Class B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of purchase. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC.

Class B deferred charges:

Years after purchase	CDSC on shares being sold
1st year or 2nd year	4.00%
3rd or 4th year	3.00%
5th year	2.00%
6th year	1.00%
7th year and thereafter	None

Class C. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC of 1% on shares you sell within 12 months after purchase.

Determination of CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

26

If you acquired your Class C shares in connection with the reorganization of a North American Fund into your Fund and, at the time you originally purchased your Class C shares of the North American Fund such shares had a conversion feature, those shares will convert automatically to Class A shares of the Fund approximately ten years after the original purchase date. The Class C to Class A conversion feature is not available for any other Class C purchases.

For purposes of the CDSC, we count all purchases made during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

To receive a waiver or a reduction in sales charges under the programs described below, the shareholder must notify the Funds’ transfer agent (the “Transfer Agent”) (or financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to CDSCs. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased). In addition, a shareholder must provide certain information and records to the Fund as described below under “Information and records to be provided to Fund.”

Reduction in Sales Charges for Certain Investors of Class A shares. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at net asset value) amounts to $100,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of other classes of the same Fund, as well as shares of any class of any other Fund or of any other Funds advised by SunAmerica, as long as such shares were sold with a sales charge at the time of purchase.

•

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $100,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

•

Combined Purchases. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform the Transfer Agent if you have entered into a Letter of Intent or right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

Waivers for Certain Investors for Class A shares. The following individuals and institutions may purchase Class A shares without front-end sales charges. The Funds reserve the right to modify or to cease offering these programs at any time.

•

Financial Planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with the SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”). The following conditions established by SACS apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Funds may be purchased by clients at net asset value.

•

Participants in certain employer-sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer-sponsored retirement plans whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Fund(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.

•	Trustees and other individuals and their families who are affiliated with SunAmerica or any fund distributed by the Distributor.

•	Selling brokers and their employees and sales representatives and their families.

•	Registered management investment companies that are advised by SunAmerica.

27

Shareholder Account Information

Waivers for Certain Investors for Class B and C Shares. Under the following circumstances the CDSC may be waived on redemption of Class B and Class C Shares. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•	Within one year of the shareholder’s death or becoming legally disabled (individual and spousal joint tenancy accounts only)

•

Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made

•	To make payments through the Systematic Withdrawal Plan (subject to certain conditions)

•

Eligible participant distributions from employer-sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions

•	Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information)

Other Sales Charge Arrangements and Waivers. The Funds and SACS offer other opportunities to purchase shares without sales charges under the programs described below. The Funds reserve the right to modify or cease offering these programs at any time without prior notice.

•

Dividend Reinvestment. Dividends and/or capital gains distributions received by a shareholder from a Fund will automatically be reinvested in additional shares of the Fund and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any retail fund distributed by SACS. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

•

Exchange of Shares. Shares of the Funds may be exchanged for the same class of shares of one or more other retail funds distributed by SACS at net asset value per share at the time of exchange. Please refer to the “Additional Investor Services” in this Prospectus for more details about this program.

•

Reinstatement Privilege. Within one year of a redemption of Class A, Class B and Class C shares of a Fund, the proceeds of the sale may be invested in the same share class of any Fund or in the same share class of any other retail fund distributed by SACS without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

Information and records to be provided to Fund. You may be asked to provide supporting account statements or other information to allow us to verify your eligibility to receive a reduction or waiver of sales charge.

For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com and select the “Mutual Fund Services” hyperlink.

The Funds’ Statement of Additional Information also contains additional information about the sales charges and certain reductions and waivers.

DISTRIBUTION AND SERVICE FEES

Each class of shares of each Fund has its own plan of distribution pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) that provides for distribution and account maintenance fees (collectively, “Rule 12b-1 Fees”) (payable to SACS) based on a percentage of average daily net assets, as follows:

Class	Distribution Fee	Account Maintenance Fee
A	0.10%	0.25%
B	0.75%	0.25%
C	0.75%	0.25%

Because Rule 12b-1 Fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

OPENING AN ACCOUNT (Classes A, B and C)

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

•	non-retirement account: $500

•	retirement account: $250

28

•	dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Funds are as follows:

•	non-retirement account: $100

•	retirement account: $25

•	The minimum initial and subsequent investments may be waived for certain fee-based programs and/or group plans held in omnibus accounts.

3.	Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial adviser or call Shareholder Services at 800-858-8850.

4.	Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5.	Make your initial investment using the chart on page 30. You can also initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the “PATRIOT Act”). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this Prospectus in order to receive that day’s net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver’s license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within a reasonable time after receipt of your application, the account will not be processed or, if processed, the Funds reserve the right to redeem the shares purchased and close the account. If a Fund closes an account in this manner, the shares will be redeemed at the net asset value next calculated after the Fund decides to close the account. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax adviser for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the Transfer Agent.

If you invest in a Fund through your dealer, broker or financial adviser, your dealer, broker or financial adviser may charge you a transaction - based or other fees for its services in connection with the purchase or redemption of Fund shares. These fees are in addition to those imposed by the Fund and its affiliates. You should ask your dealer, broker or financial adviser about applicable fees.

Investment Through Financial Institutions. Dealers, brokers, financial advisers or other financial institutions (collectively, “Financial Institutions” or “Financial Intermediaries”) may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Funds directly. Accordingly, the net yield and/or return to investors who invest through Financial Institutions may be less than an investor would receive by investing in the Funds directly. Financial Institutions may also set deadlines for receipt of orders that are earlier than the order deadline of the Funds due to processing or other reasons. An investor purchasing through a Financial Institution should read this Prospectus in conjunction with the materials provided by the Financial Institution describing the procedures under which Fund shares may be purchased and redeemed through the Financial Institution. For any questions concerning the purchase or redemption of Fund shares through a Financial Institution, please call your Financial Institution or the Funds at 800-858-8850.

29

Shareholder Account Information

HOW TO BUY SHARES (Classes A, B and C)

Buying Shares Through Your Financial Institution

You may generally open an account and buy Class A, B and C shares through any Financial Institution. Your Financial Institution will place your order on your behalf. You may purchase additional shares in a variety of ways, including through your Financial Institution or by sending your check or wire directly to the Fund or its agents as described below under “Adding to an Account.” The Funds will generally not accept new accounts that are not opened through a Financial Institution except for accounts opened by current and former Trustees and other individuals who are affiliated with, or employed by an affiliate of, the Funds or any fund distributed by the Distributor, selling brokers and their employees and sales representatives, family members of these individuals and certain other individuals at the discretion of the Funds or their agents.

Buying Shares Through the Funds

Opening an Account	Adding to an Account

By check

•Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

•Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

•All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

•Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

•Make out a check for the investment amount, payable to the Fund or to SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

•Include the stub from your Fund statement or a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

•Indicate the Fund and account number in the memo section of your check.

•Deliver the check and your stub or note to your broker or financial adviser, or mail them to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 W 9th St.

Kansas City, MO 64105-1514

By wire

•Fax your completed application to SunAmerica Fund Services, Inc. at 816-218-0519.

•Obtain your account number by calling Shareholder Services at 800-858-8850.

•Instruct your bank to wire the amount of your  investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (include name of Fund and share class)

FBO: (include account number and name(s) in which the acct. is registered)

Your bank may charge a fee to wire funds.

•Instruct your bank to wire the amount of your investment to:

State Street Bank and Trust Company

Boston, MA

ABA #0110-00028

DDA # 99029712

ATTN: (include name of Fund and share class)

FBO: (include account number and name(s) in which the acct. is registered)

Your bank may charge a fee to wire funds.

To open or add to an account using dollar cost averaging, see “Additional Investor Services.”

30

HOW TO SELL SHARES (Classes A, B and C)

Selling Shares Through Your Financial Institution

You can sell shares through your Financial Institution or through the Funds as described below under “Selling Shares Through the Funds.” Shares held for you in your various Financial Institution’s name must be sold through the Financial Institution.

Selling Shares Through the Funds

By mail

Send your request to:

(via regular mail)

SunAmerica Mutual Funds

c/o BFDS

PO Box 219186

Kansas City, MO 64121-9186

(via express, certified and registered mail)

SunAmerica Mutual Funds

c/o BFDS

330 West 9th Street

Kansas City, MO 64105-1514

Your request should include:

•Your name

•Fund name, share class and account number

•The dollar amount or number of shares to be redeemed

•Any special payment instructions

•The signature of all registered owners exactly as the account is registered, and

•Any special documents required to assure proper authorization

On overnight mail redemptions, a $15 fee will be deducted from your account.

By phone

•Call Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. •Or, for automated 24-hour account access, call FastFacts at 800-654-4760.

By wire

If banking instructions exist on your account, this may be done by calling Shareholder Services at 800-858-8850 between 8:30 a.m. and 6:00 p.m. Eastern time on most business days. Otherwise, you must provide, in writing, the following:

•Fund name, share class and account number you are redeeming

•Bank or Financial Institution name

•ABA routing number

•Account number, and

•Account registration

If account registration at your bank is different than your account at SunAmerica, your request must be Medallion Guaranteed. A notarization is not accepted.

Minimum amount to wire money is $250. A $15 fee will be deducted from your account.

By internet

Visit our web site at www.sunamericafunds.com, and select the “View Your Account” hyperlink (generally not available for retirement accounts).	Proceeds for all transactions will normally be sent on the business day after the trade date. Additional documents may be required for certain transactions.

To sell shares through a systematic withdrawal plan, see “Additional Investor Services.”

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Shareholder Account Information

Certain Requests Require a Medallion Guarantee:

To protect you and the Funds from fraud, the following redemption requests must be in writing and include a Medallion Guarantee if (although there may be other situations that also require a Medallion Guarantee):

•	Redemptions of $100,000 or more

•	The proceeds are to be payable other than as the account is registered

•	The redemption check is to be sent to an address other than the address of record

•	Your address of record has changed within the previous 30 days

•	Shares are being transferred to an account with a different registration

•	Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares (additional documents may be required)

You can generally obtain a Medallion Guarantee from the following sources:

•	a broker or securities dealer

•	a federal savings, cooperative or other type of bank

•	a savings and loan or other thrift institution

•	a credit union

•	a securities exchange or clearing agency

A notary public CANNOT provide a Medallion Guarantee.

TRANSACTION POLICIES (All Funds and All Classes)

Valuation of shares. The net asset value per share (“NAV”) for each Fund and class is determined each Fund business day at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the NYSE, unless, in accordance with pricing procedures approved by the Board of Trustees, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures periodically reviewed and approved by the Board of Trustees. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds. In addition, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. The value of any shares of open-end funds held by the Funds will be calculated using the NAV of such funds. The prospectus for any such open-end funds should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside of the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Funds’ shares, and the Funds may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Funds determine that closing prices do not reflect the fair value of the securities, the Funds will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. For foreign equity securities, the Funds use an outside pricing service to provide them with closing market prices and information used for adjusting those prices.

The Strategic Bond Fund and the High Yield Bond Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the value of these Funds’ shares may change on days when the Funds are not open for purchase or redemptions.

Buy and sell prices. When you buy Class A or Class B shares, you pay the NAV plus any applicable sales charges, as described above. When you sell Class A, Class B or Class C shares, you receive the NAV minus any applicable CDSCs.

32

Execution of requests. Each Fund is open on those days when the NYSE is open for regular trading (“Fund business day”). We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. A purchase, exchange or redemption order is in “good order” when a Fund, SACS and/or its agent, receives all required information, including properly completed and signed documents. If the Fund or SACS receives your order before the Fund’s close of business (generally 4:00 p.m., Eastern time), you will receive that day’s closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day’s closing price. The Funds reserve the right to reject any order to buy shares.

Certain qualified Financial Institutions may transmit an investor’s purchase or redemption order to the Funds’ Transfer Agent after the close of regular trading on the NYSE on a Fund business day. As long as the investor has placed the order with the Financial Institution by the close of regular trading on the NYSE on that day, the investor will then receive the NAV of a Fund’s shares determined by the close of regular trading on the NYSE on the day the order was placed with the qualified Financial Institution. Orders received after such time will not result in execution until the following Fund business day. Financial Institutions are responsible for instituting procedures to ensure that purchase and redemption orders by their respective clients are processed expeditiously.

The processing of sell requests and payment of proceeds may generally not be postponed for more than seven days, except when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). The Funds and their agents reserve the right to “freeze” or “block” (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to: (i) where an accountholder appears on the list of “blocked” entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations; (ii) where a Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity; or (iii) when certain notifications have been received by a Fund or its agents that there is a dispute between the registered or beneficial account owners.

If a Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Trust has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., wire transfer or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

Telephone transactions. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

Exchanges. You may exchange shares of a Fund for shares of the same class of any other retail fund distributed by SACS. Such exchange may constitute a taxable event for U.S. federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under “Additional Investor Services.”

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.

The Funds may change or cancel the exchange privilege at any time, upon 60 days’ written notice to shareholders. The Funds at all times also reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, a Fund may refuse any sale of Fund shares through an exchange by any investor or group if, in the Fund’s judgment, the trade: (1) may interfere with the efficient management of the Fund’s portfolio; (2) may appear to be connected with a strategy of market timing (as described below under “Market Timing Trading Policies and Procedures”); or (3) may have the potential of otherwise adversely affecting the Fund. In making a decision to reject an exchange request, the Funds may consider, among other factors, the investor’s trading history in a Fund and in other SunAmerica Mutual Funds.

Rejected exchanges. If a Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of a Fund at any time, subject to any applicable CDSCs.

Certificated shares. The Funds do not issue certificated shares.

Fund holdings. A schedule of the top-ten holdings of the Strategic Bond Fund and High Yield Bond Fund, current as of month-end, will be available on the Funds’ website no earlier than 15 days after the end of each month. This information will remain available on the website at least until updated for the next month or until each Fund files with the SEC its semi-annual/annual shareholder report or quarterly portfolio

33

Shareholder Account Information

holdings report that includes such period. The most recent schedule is available on the Funds’ website at www.sunamericafunds.com or by calling 800-858-8850, ext. 6003. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES

Market timing policies. The Funds discourage excessive or short-term trading, often referred to as “market timing,” and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Fund or any of its service providers, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Funds’ Board of Trustees has determined that the Funds should not serve as vehicles for frequent trading and has adopted policies and procedures with respect to such trading, which are described in this section.

All Fund shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Funds’ Transfer Agent. While the Funds’ expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Funds’ Prospectus, the Funds may be limited in their ability to monitor the trading activity or enforce the Funds’ market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

Risks from market timers. Depending on various factors, including the size of a Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive short-term trading may interfere with efficient management of the Fund’s portfolio, increase the Fund’s transaction costs, administrative costs and taxes and/or impact Fund performance.

In addition, if the nature of the Fund’s portfolio exposes the Fund to investors who engage in the type of excessive short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the net asset value of a Fund’s shares, sometimes referred to as “arbitrage market timing,” there is the possibility that such trading under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of a Fund’s shares. Arbitrage market timers may seek to exploit such delays between the change in the value of a mutual fund’s portfolio holdings and the net asset value of the fund’s shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of U.S. markets. Also, market timers may seek to exploit funds that hold significant investments in small-cap securities and high yield (“junk”) bonds, which may not be frequently traded. The principal investment techniques of the High Yield Bond Fund and the Strategic Bond Fund include investments in high yield (“junk”) bonds.

Market timing procedures. The Funds’ procedures include committing staff of the Funds’ shareholder services agent to monitor trading activity in the Funds on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Fund. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Fund’s investment objective, the size of a Fund and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information a Fund and its service providers in their sole discretion conclude that the trading may alternatively limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).

SACS has entered into agreements with financial intermediaries that maintain omnibus accounts with the Funds pursuant to which the financial intermediary undertakes to provide certain information to the Funds, including trading information, and also agrees to execute certain instructions from the Funds in connection with the Funds’ market timing policies. In certain circumstances, a Fund may rely upon the policy of a financial intermediary to deter short-term or excessive trading if the Fund believes that the policy of such intermediary is reasonably designed to detect and deter transactions that are not in the best interest of the Fund. A financial intermediary’s policy relating to short-term or excessive trading may be more or less restrictive than the Fund’s policy.

A Fund may also accept undertakings by a financial intermediary to enforce excessive or short-term trading policies on behalf of the Fund using alternative techniques, to the extent such techniques provide a substantially similar level of protection for the Fund against such transactions. For example, certain financial intermediaries may have contractual or legal restrictions that prevent them from blocking an account. In such instances, the financial intermediary may use alternative techniques that the Fund considers to be a reasonable substitute for such a block.

Though implementation of the Funds’ procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Funds and the Funds’ service providers seek to make judgments that are consistent with the interests of the Funds’ shareholders. There is no assurance that the Funds or their service providers will gain access to any or all information necessary to detect market timing. While the Funds will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Funds cannot represent that such trading activity can be completely eliminated.

Revocation of market timing trades. Transactions placed in violation of the Funds’ market timing trading policies are not necessarily deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next Fund business day following receipt by the Funds.

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ADDITIONAL INVESTOR SERVICES (Classes A, B and C)

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder Services at 800-858-8850.

Dollar Cost Averaging lets you make regular investments from your bank account to any retail fund of your choice distributed by SACS. You determine the frequency and amount of your investments, and you can terminate your participation at any time. Dollar cost averaging does not assure profit or protect against a loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.

Systematic Withdrawal Plan may be used for periodic withdrawals from your account. The periodic withdrawal amount may be determined either by specifying a fixed dollar amount, or by specifying a percentage of your account assets. The periodic withdrawal amount may not exceed 12% per year based on the value of your account at the time the Plan is established or at the time of withdrawal. To use the Systematic Withdrawal Plan:

•	Make sure you have at least $5,000 worth of shares in your account.

•

Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

•

Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a Medallion Guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. The Funds reserve the right to reject withdrawal requests that are less than $50.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

•	Your dividends and capital gains, if any, must be automatically reinvested.

Systematic Exchange Program may be used to exchange shares of a Fund periodically for the same class of shares of one or more other retail funds distributed by SACS. To use the Systematic Exchange Program:

•	Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

•	Determine the schedule: monthly, quarterly, semi-annually, annually or certain selected months.

•	Specify the amount(s). The Funds reserve the right to reject exchange requests that are less than $50.

•	Accounts must be registered identically; otherwise a Medallion Guarantee will be required.

Retirement plans. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SACS with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 800-858-8850, ext. 6074.

TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

Account Mailings:

Account Statements. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

Transaction Confirmations. Generally, you will receive an account confirmation:

•	after every transaction that affects your account balance (except a dividend reinvestment, automatic purchase, automatic redemption of systematic exchange); and

•	after any change of name or address of the registered owner(s), or after certain account option changes.

IRS Tax Forms. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, typically mailed by January 31st.

These mailings apply to accounts opened through the Fund. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

Prospectuses, Annual and Semi-annual Reports. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the “Go Paperless” hyperlink (Note: this option is only available to accounts opened through the Funds.)

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Shareholder Account Information

Dividends. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Funds. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Dividend Reinvestments. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by SACS or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder Services at 800-858-8850 to change dividend and distribution payment options.

Taxability of Dividends. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to meet in the future, it will pay no federal income tax on the earnings it distributes to shareholders. Unless your shares are held in a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, dividends and capital gains you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. It is anticipated that substantially all of the distributions from a Fund will be taxed as ordinary income.

Recent legislation will impose, beginning in 2013, a new 3.8 percent Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Some dividends paid in January may be taxable as if they had been paid during the previous December. Corporations generally will not be entitled to take a dividends-received deduction for a portion of certain dividends they receive. In addition, dividends paid by a Fund will not qualify for the 15% maximum tax rate applicable to qualified dividend income.

The IRS Form 1099 that is typically mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.

Dividends paid by the Tax Exempt Insured Fund generally will be exempt from federal income taxes (including the federal alternative minimum tax (“AMT”)), as long as 50% or more of the value of that Fund’s assets at the end of each quarter of its taxable year is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal tax purposes. As mentioned in the “Fund Highlights”, at least 80% of the Tax Exempt Insured Fund’s assets will be invested in municipal bonds and other municipal securities the income of which is exempt from federal income taxes including the AMT during normal market conditions. Dividends attributable to interest on taxable bonds, market discount and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates, and distribution of net long-term capital gains will be taxable as capital gains. Some shareholders may be subject to the AMT. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation’s alternative minimum taxable income. These rules could make you liable for the AMT.

“Buying into a Dividend.” You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

Taxability of Transactions. Any time you sell or exchange shares, it is considered a taxable event for you. Depending generally on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

Other Tax Considerations. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

Beginning in 2013, a withholding tax of 30% will apply to payments of Fund dividends and gross proceeds of Fund redemptions paid to shareholders that are non-U.S. entities unless such shareholders comply with certain reporting requirements to the IRS (for non-U.S. investment funds and financial institutions) or a Fund (other non-U.S. entities) as to identifying information (including name, address and taxpayer identification number) of their direct and indirect U.S. owners.

By law, each Fund must withhold a portion of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.

Small Accounts. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Fund performance, the effects of sales charges, or administrative fees (for retirement plans only). Certain minimum balance requirements may be waived at the Adviser’s discretion.

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More Information About the Funds

FUND INVESTMENT GOALS AND STRATEGIES

Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund’s investment approach. Following this chart is a Glossary that further describes the investment and risk terminology that we use. Please review the Glossary in conjunction with this chart.

The investment goal of the U.S. Government Securities Fund and the GNMA Fund may not be changed without shareholder approval. The investment goal of each of the Strategic Bond Fund, High Yield Bond Fund and Tax Exempt Insured Fund may be changed without shareholder approval.

	U.S. GOVERNMENT SECURITIES FUND	GNMA FUND
What is the Fund’s investment goal?	high current income consistent with relative safety of capital	current income, with capital appreciation as a secondary objective
What principal investment strategy does the Fund use to implement its investment goal?	fixed income investing	fixed income investing
What are the Fund’s principal investment techniques?

•active trading of U.S. Government securities without regard to the maturities of such securities. Under normal market conditions, invests at least 80% of the Fund’s net assets plus any borrowing for investment purposes in such securities.

•active trading of mortgage-backed securities issued or guaranteed by the GNMA without regard to the maturities of such securities. Under normal market conditions, invests at least 80% of the Fund’s net assets plus any borrowing for investment purposes in such securities. The Fund may also invest in other types of U.S. Government securities.

What are the Fund’s other significant (non-principal) investments?	•mortgage-backed securities •short-term money market instruments •zero-coupon securities •when issued/delayed delivery transactions	•short-term money market instruments •when issued/delayed delivery transactions
What other types of securities may the Fund normally invest in as part of efficient portfolio management and which may produce some income?	•defensive instruments •securities lending (up to 33%) •borrowing for temporary or emergency purposes (up to 5%)	•defensive instruments •securities lending (up to 33%) •borrowing for temporary or emergency purposes (up to 5%)
What risks may affect the Fund?	PRINCIPAL RISKS: •interest rate fluctuations •bond market volatility •U.S. Government securities risk •prepayment risk •active trading •securities selection NON-PRINCIPAL RISKS: •illiquidity •hedging	PRINCIPAL RISKS: •interest rate fluctuations •bond market volatility •prepayment risk •active trading •securities selection NON-PRINCIPAL RISKS: •U.S. Government securities risk •illiquidity •hedging

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STRATEGIC BOND FUND	HIGH YIELD BOND FUND	TAX EXEMPT INSURED FUND
high level of total return	high level of total return	as high a level of current income exempt from federal income taxes as is consistent with preservation of capital
fixed income investing	fixed income investing	fixed income investing

• active trading of a broad range of bonds, including both investment and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. Government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, invests at least 80% of the Fund’s net assets plus any borrowing for investment purposes in bonds.

• active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody’s or below BBB by Standard & Poor’s or determined to be of comparable quality by the investment adviser) without regard to the maturities of such securities and bank debt. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, invests at least 80% of the Fund’s net assets plus any borrowing for investment purposes in such securities.

• active trading of municipal bonds and other municipal securities. Under normal market conditions, invests at least 80% of the Fund’s net assets plus any borrowing for investment purposes in municipal bonds and other municipal securities, the income of which is exempt from federal income tax, and that are insured as to the scheduled payment of principal and interest for as long as such securities are held by the Fund, without regard to the maturities of such securities.

• zero-coupon securities • mortgage-backed securities • short-term money market instruments • equity securities • foreign securities • loan participations and loan assignments	• foreign securities • short-term money market instruments • zero-coupon securities • equity securities • loan participations and loan assignments	• short-term money market instruments • illiquid securities
• defensive instruments • securities lending (up to 33%) • borrowing for temporary or emergency purposes (up to 33 1/3%)	• defensive instruments • securities lending (up to 33%) • borrowing for temporary or emergency purposes (up to 33 1/3%)	• defensive instruments • derivatives • securities lending (up to 33%) • borrowing for temporary or emergency purposes (up to 5%)

PRINCIPAL RISKS:

• interest rate fluctuations

• bond market volatility

• credit risk

• foreign securities risk

• U.S. Government securities risk

• illiquidity

• active trading

• securities selection

NON-PRINCIPAL RISK:

• prepayment risk

• emerging markets

• collateral impairment

• equity securities risk

PRINCIPAL RISKS:

• interest rate fluctuations

• bond market volatility

• credit risk

• foreign securities risk

• call provisions

• illiquidity

• active trading

• securities selection

NON-PRINCIPAL RISKS:

• emerging markets

• collateral impairment

• equity securities risk

PRINCIPAL RISKS:

• interest rate fluctuations

• bond market volatility

• credit risk

• municipal market risk

• active trading

• securities selection

NON-PRINCIPAL RISKS:

• illiquidity

• prepayment risk

• derivatives

• hedging

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More Information About the Funds

GLOSSARY

Debt Ratings. The two best-known debt rating agencies are Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc. “Investment grade” refers to any security rated “BBB” or above by Standard & Poor’s or “Baa” or above by Moody’s or determined to be of comparable quality by the Adviser.

INVESTMENT AND OTHER TERMINOLOGY

Acquired Fund Fees and Expenses are expenses incurred indirectly by a Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally includes investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

Active trading means that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect its performance. During periods of increased market volatility, active trading may be more pronounced.

Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

The Barclays Capital Municipal Bond Index is a market value-weighted index for the tax-exempt bond market. You may not invest directly in the Barclays Capital Municipal Bond Index and, unlike the Tax Exempt Insured Fund, it does not incur fees and expenses.

The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. You may not invest directly in the Barclays U.S. Aggregate Bond Index and, unlike the Strategic Bond Fund, it does not incur fees and expenses.

The Barclays Capital U.S. Government Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. You may not invest directly in the Barclays Capital U.S. Government Index and, unlike the U.S. Government Securities Fund, it does not incur fees and expenses.

A bond includes all fixed-income securities other than short-term commercial paper and preferred stock.

A Fund may borrow for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund’s portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund’s return.

Capital appreciation is growth of the value of an investment.

The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities. You may not invest directly in the Citigroup High Yield Market Index and, unlike the High Yield Bond Fund, it does not incur fees and expenses.

The Citigroup Mortgage GNMA Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). You may not invest directly in the Citigroup Mortgage GNMA Index and, unlike the GNMA Fund, it does not incur fees and expenses.

Defensive investments include high quality fixed income securities, repurchase agreements and other money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying financial instrument.

Equity securities include common and preferred stocks, convertible securities, warrants and rights.

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Fixed-income securities generally provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An investment grade fixed- income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).

Foreign securities are issued by companies located outside of the U.S. and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

Government National Mortgage Association (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues.

A high yield (“junk”) bond is a high risk bond that does not meet the credit quality standards of investment grade securities.

Illiquid securities are securities that cannot easily be sold within seven days by virtue of the absence of a readily available market or legal or contractual restriction on resale. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

Loan assignments are purchased from a lender and typically result in the purchaser succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. However, loan assignments may be arranged through private negotiations, and the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the assigning lender.

Loan participations are undivided interests in loans acquired from a lender or from other owners of loan participations (a “Participant”). In either case, the purchaser does not establish any direct contractual relationship with the borrower. The purchaser of a loan participation is required to rely on the lender or the Participant that sold the loan participation not only for the enforcement of its rights under the loan agreement against the borrower but also for the receipt and processing of payments due under the loan. Therefore, the owner of a loan participation is subject to the credit risk of both the borrower and a lender or Participant.

Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

A municipal security is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

Options and futures are contracts involving the right to receive or obligation to deliver assets or money at an agreed-upon price that may depend on the performance of one or more underlying assets or a market or economic index.

Preservation of capital means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

Securities lending involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

Short-term money market instruments include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

Total return is achieved through both growth of capital and income.

U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities that are issued by agencies or instrumentalities of the U.S. government are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding

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More Information About the Funds

companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

When-issued/delayed delivery transactions generally involve the purchase or sale of a security with payment and delivery at some time in the future — i.e., beyond normal settlement.

A zero-coupon security is a fixed-income security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

RISK TERMINOLOGY

Bond market volatility: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund’s portfolio.

Call provisions: Fixed-income securities that contain a call provision or option are subject to the risk that, during periods of falling interest rates, the issuer of a fixed-income security will redeem or “call” such security prior to its maturity. The exercise of a call provision or option may result in a Fund having to reinvest the proceeds in lower yielding securities, which would decrease the return of the Fund.

Collateral impairment: Collateral impairment is the risk that the value of the collateral for a loan will fall. Certain Funds expect to invest in collateralized loans (i.e., loans secured by other things of value the borrower owns). Any type of decline in the value of collateral could cause the loan to become undercollateralized or unsecured. In this case, there is usually no requirement to pledge more collateral. Certain Funds may invest in loans that are guaranteed or collateralized by the shareholders of private companies.

Credit risk: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue high yield or “junk” bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

In addition, with respect to the insured bonds held by the Tax Exempt Insured Fund, while the insurance reduces credit risk by insuring that the Fund will receive payment of principal and interest, it does not protect against fluctuations in the value of the Fund’s shares caused by changes in interest rates or other factors. Moreover, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured bond market as a whole, may adversely affect the value of the insured bonds held by the Tax Exempt Insured Fund. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly.

Derivatives: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Emerging markets: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Equity securities risk: Equity securities are subject to the risk that equity prices will fall and may underperform other asset classes. Individual equity security prices fluctuate from day-to-day and may decline significantly. The prices of individual equity securities may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Foreign securities risk: Foreign securities are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign securities risk will also be affected by local, political or economic developments and governmental actions. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors and may have restrictions on foreign ownership of securities or impose other restrictions or controls that would adversely affect the liquidity of the Fund’s investments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is from an emerging market country.

Hedging: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Funds are not required to engage in hedging.

42

Illiquidity: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

Interest rate fluctuations: Interest rates and bond prices typically move inversely to each other. Thus, as interest rates, bond process typically fall and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Municipal market risk: Special factors relating to municipal securities could have a significant effect on the yield or value of the Tax Exempt Insured Fund’s investments in municipal securities. These factors include, generally, political or legislative changes and uncertainties related to the tax status of municipal securities or the rights of investors in these securities. In addition, in order to pay interest that is exempt from federal income taxes, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Tax Exempt Insured Fund to shareholders to be taxable. To the extent that the Tax Exempt Insured Fund invests a larger portion of its assets in a particular named state’s municipal securities, it will be more vulnerable to events adversely affecting that state, including economic, political or regulatory occurrences and terrorism or catastrophic natural disasters, such as hurricanes or earthquakes.

Prepayment: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

Securities selection: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

U.S. Government securities risk: Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank are neither insured nor guaranteed by the U.S. Government. These securities may be supported only by the credit of the issuing agency, authority, instrumentality or enterprise or by the ability to borrow from the U.S. Treasury and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

43

Fund Management

Adviser.  SunAmerica selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. SunAmerica may terminate any agreement with a subadviser at any time. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the High Yield Bond Fund and the Strategic Bond Fund with unaffiliated subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the High Yield Bond Fund and Strategic Bond Fund, change the terms of particular agreements with unaffiliated subadvisers for the High Yield Bond Fund and Strategic Bond Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Funds have the right to terminate an agreement with subadvisers for their respective Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders will be notified of any subadviser changes that are made pursuant to the exemptive order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the High Yield Bond Fund and Strategic Bond Fund to disclose subadviser fees only in the aggregate to the extent there is more than one subadviser of the High Yield Bond Fund or Strategic Bond Fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $37.5 billion of assets as of June 30, 2010. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., Seasons Series Trust, SunAmerica Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC I and VALIC II.

For the fiscal year ended March 31, 2010, each Fund paid the Adviser a fee equal to the following rates, expressed as an annual percentage of average daily net assets of each Fund:

Fund	Fee
U.S. Government Securities Fund	0.65%
GNMA Fund	0.46%
Strategic Bond Fund	0.63%
High Yield Bond Fund	0.75%
Tax Exempt Insured Fund	0.50%

SunAmerica has contractually agreed to waive fees and/or reimburse expenses for certain classes of the Funds in the amounts set forth in the Funds’ Statement of Additional Information and as described in the footnotes to the Expense Tables of this Prospectus. SunAmerica is voluntarily waiving its fees and/or reimbursing expenses, if necessary, so that the Total Annual Fund Operating Expenses for the Class C shares of the Tax Exempt Insured Fund do not exceed 1.95%. These voluntary fee waiver arrangements may be terminated at any time at the option of SunAmerica.

PineBridge Investments LLC (“PineBridge”) is subadviser to the Strategic Bond Fund. PineBridge is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions of the Strategic Bond Fund. PineBridge is an indirect subsidiary of Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of March 31, 2010, PineBridge managed approximately $83 billion. SunAmerica, and not the Strategic Bond Fund, compensates PineBridge for its services. The subadvisory fee rate paid by SunAmerica to PineBridge is equal to an annual rate of 0.35% of average daily net assets of Strategic Bond Fund on the first $200 million, 0.25% on the next $300 million and 0.20% thereafter.

Wellington Management Company, LLP (“Wellington Management”) is the subadviser to the High Yield Bond Fund and is responsible for the investment decisions of the Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2010, Wellington Management had investment management authority with respect to approximately $544 billion* in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services. Effective July 24, 2009, Wellington Management replaced AIG Global Investment Corp. (“AIGGIC”) as the subadviser to the High Yield Bond Fund. Under the prior subadvisory agreement between SunAmerica and AIGGIC, SunAmerica had paid AIGGIC a subadvisory fee equal to an annual rate of 0.45% of average daily net assets of the High Yield Bond Fund on the first $200 million, 0.35% of the next $300 million and 0.30% thereafter. Under the subadvisory agreement between SunAmerica and Wellington Management, SunAmerica pays Wellington Management a subadvisory fee equal to an annual rate of 0.40% of the first $150 million of average daily net assets of the High Yield Bond Fund, 0.35% of the next $350 million and 0.30% thereafter.

*	The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

44

AIG Asset Management (U.S.), LLC (“AMG”) is subadviser to the Tax Exempt Insured Fund. AMG is located at 70 Pine Street, New York, New York 10270, and is responsible for investment decisions for the Tax Exempt Insured Fund. AMG is a SunAmerica affiliate and is a wholly-owned subsidiary of AIG Global Asset Management Holdings Corp., a holding company that is a wholly-owned indirect subsidiary of AIG. As of March 31, 2010, AMG managed approximately $339 billion. Effective December 31, 2009, AIGGIC, the subadviser to the Tax Exempt Insured Fund, designated AMG as its successor under the Subadvisory Agreement between AIGGIC and SunAmerica and assigned its rights under the Subadvisory Agreement to AMG. SunAmerica, and not the Tax Exempt Insured Fund, compensates AMG for its services. The subadvisory fee rate paid by SunAmerica to AMG is equal to an annual rate of 0.25% of average daily net assets of Tax Exempt Insured Fund on the first $200 million, 0.22% on the next $300 million and 0.15% thereafter and is the same as the subadvisory fee rate that was paid by SunAmerica to AIGGIC.

Pursuant to a Fee Waiver Agreement SunAmerica is contractually obligated to waive its advisory fee with respect to the Tax Exempt Insured Fund so that the advisory fee payable by the Fund to SunAmerica under the Investment Advisory and Management Agreement (the “Advisory Agreement”) equals 0.15% of average daily net assets of this Fund. The Fee Waiver Agreement will continue in effect indefinitely, unless terminated by the Board of Trustees, including a majority of the Independent Trustees. Pursuant to a Subadvisory Fee Waiver Agreement, AMG is contractually obligated to waive its subadvisory fee with respect to the Tax Exempt Insured Fund so that the subadvisory fee payable by SunAmerica to AMG equals 0.075% of average daily net assets of this Fund. The Subadvisory Fee Waiver Agreement will continue in effect as long as the Fee Waiver Agreement remains in effect.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory and Management Agreement between the Funds and SunAmerica and the Subadvisory Agreements between SunAmerica and each of AMG and Wellington Management is available in the Funds’ semi-annual report to shareholders for the period ended September 30, 2009. A discussion regarding the basis for the Board of Trustees approving the Subadvisory Agreement between SunAmerica and PineBridge is available in the Funds’ annual report to shareholders for the period ended March 31, 2010.

Portfolio	Managers

U.S. Government Securities Fund and the GNMA Fund

Michael Cheah, CFA

Senior Portfolio Manager and Senior Vice President

Michael Cheah joined SunAmerica in July 1999 as Vice President and Portfolio Manager responsible for all investment grade fixed income portfolios. Prior to joining SunAmerica, Mr. Cheah spent 17 years at the Monetary Authority of Singapore (MAS) in the Global Fixed Income department. He was most recently the director of the U.S. Bond Division, Markets and Investment Department, and the representative of the New York office where his responsibilities included the management of foreign exchange reserves and the overseeing of external relationships with financial and government institutions in the United States. Prior to heading the New York office of MAS, Mr. Cheah served in various capacities, including the domestic open market and currency intervention desk of Local Money and Capital Markets, Foreign Exchange and Gold, and the Japan Bond divisions.

Mr. Cheah received a bachelor degree in Business Administration from the University of Singapore, and a Masters of Science degree in Management from the London Business School, where he was a Sloan Fellow. Mr. Cheah is also a CFA Charterholder and Financial Risk Manager. Mr. Cheah currently lectures on topics of Global Finance and Macroeconomics at the New York University School of Continuing and Professional Studies.

Strategic Bond Fund. Investment decisions for the Strategic Bond Fund are made by a team of PineBridge portfolio managers led by Robert Vanden Assem, and including Bryan Petermann, John Yovanovic, Tim Lindvall, John Dunlevy, Rajeev Mittal and Anthony King.

Robert Vanden Assem, CFA

Lead Portfolio Manager, Managing Director, Head of Investment Grade Total Return Portfolio Management

Mr. Vanden Assem joined PineBridge in 2009 and is responsible for the portfolio management of PineBridge high grade total rate of return portfolios, long/short portfolios and affiliated accounts. Formerly, Mr. Vanden Assem held similar positions with AIG Investments and was with AIG Investments from 2001 to 2009. Prior to joining AIG Investments, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors (“MSDW Advisors”) where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets. He also managed institutional and individual monies exclusively at Dean Witter InterCapital, the precursor to MSDW Advisors. Mr. Vanden Assem’s investment industry experience began in 1988. He received a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from New York University. Mr. Vanden Assem is also a CFA charterholder.

Bryan Petermann

Co-Portfolio Manager and Managing Director, Head of High Yield

Mr. Petermann joined PineBridge in 2009 and is responsible for managing PineBridge’s High Yield Group based in Houston, Texas. He oversees portfolio management, trading and credit research for all of AIG’s public high yield assets as well as those of third party clients. Formerly, Mr. Petermann held similar positions with AIG Investments and was with AIG Investments from 2001 to 2009. Mr. Petermann joined AIG Investments as Head of High Yield Research with the acquisition of AGIM in 2001. He became a portfolio

45

Fund Management

manager of high yield bonds for AIG Investments in October 2003. At AGIM, Mr. Petermann served as the media/communications group head. From 1997 to 2000, Mr. Petermann was with Union Bank of California where he most recently served as Vice President, team leader, and relationship manager, originating corporate finance transactions in the media and communications sectors. Prior to that, Mr. Petermann served as Vice President in the media and communications groups of Societe Generale and Banque Paribas. From 1990 to 1992, he worked as an associate in corporate finance at Manufacturers Hanover Trust Company. Mr. Petermann began his career in the audit division of Touche Ross & Co. Mr. Petermann received a BA, summa cum laude, in Economics-Business from UCLA in 1986 and an MBA from The University of California, Berkeley in 1990. He is a member of Phi Beta Kappa.

John Yovanovic, CFA

Co-Portfolio Manager and Managing Director, Head of High Yield Portfolio Management

Mr. Yovanovic joined PineBridge in 2009 and is head of High Yield Portfolio Management. Formerly, Mr. Yovanovic held similar positions with AIG Investments and was with AIG Investments from 2001 to 2009. He joined AIG Investments with the acquisition of AGIM in 2001. He became a portfolio manager of high yield bonds for PineBridge in 2005 and was named Head of High Yield Portfolio Management in June 2007. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Prior to joining PineBridge, Mr. Yovanovic was a senior research analyst and trader at Mentor Investment Advisors, a division of Wachovia Corporation. Mr. Yovanovic started his career in equity research at Van Kampen Funds, where he subsequently moved into high yield trading and research. Mr. Yovanovic received a BBA from the University of Houston in 1991 and is a CFA charterholder.

Tim Lindvall, CFA

Co-Portfolio Manager and Vice President

Mr. Lindvall joined PineBridge in 2009. Formerly, he held similar positions with AIG Investments and was with AIG Investments from 2002 to 2009 and became a portfolio manager in 2007. Prior to becoming a portfolio manager, he was a Vice President of High Yield Investment Research and was responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Prior to joining AIG Investments, Mr. Lindvall was Manager of structured transactions at Aquila Energy Capital, a mezzanine fund. He was responsible for originating and structuring investments in energy companies. His prior experience includes research analysis at a hedge fund, corporate finance at EOG Resources, and private equity investing at Enron Corp. Mr. Lindvall received his undergraduate degrees in Finance and Economics from Southern Methodist University, and an MBA from The Wharton School at the University of Pennsylvania. He is also a CFA charterholder.

John Dunlevy, CFA

Co-Portfolio Manager and Managing Director

Mr. Dunlevy joined PineBridge in 2009 and is a Managing Director and portfolio manager focusing on agency and non-agency mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) for the past 20 years. Formerly, Mr. Dunlevy held similar positions with AIG Investments and was with AIG Investments from 2007 to 2009. Prior to joining AIG Investments, Mr. Dunlevy was a senior member of the Securitized Products portfolio team with Merrill Lynch, Beacon Funds, Hyperion Capital, and TIAA-CREF. Additionally, Mr. Dunlevy has served as Chief Fixed Income Strategist at Nomura Securities. Mr. Dunlevy received a BS degree from Boston College, and a MBA in Finance from Columbia University. Mr. Dunlevy is a Chartered Financial Analyst (CFA) and a Certified Public Accountant (CPA).

Rajeev Mittal

Co-Portfolio Manager, Managing Director, Head of Emerging Markets Fixed Income

Mr. Mittal joined PineBridge in 2009 and is Head of Emerging Markets Fixed Income. Mr Mittal is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies and credit default swaps. These strategies include both sovereign and corporate credit. Formerly, Mr. Mittal held similar positions with AIG Investments and was with AIG Investments from 1992 to 2009. Mr. Mittal is a member of the Fixed Income Asset Allocation Team and also represents emerging market debt in the Global Asset Allocation Committee meetings. He received a BSc (Honours) from the University of Bradford in Mathematics and Statistics.

Anthony King

Co-Portfolio Manager, Managing Director, Investment Grade Fixed Income Client Portfolios Management Group

Mr. King joined PineBridge in 2009 and is a Managing Director, responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining PineBridge, he is in charge of initiating both Euro and Global Aggregate Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Formerly, Mr. King held similar positions with AIG Investments and was with AIG Investments since 2000. Mr. King’s financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. In his 11-year tenure with JP Morgan, Mr. King undertook positions in capital markets research, fixed-income trading and portfolio management where he focused on risk management techniques, the use of derivatives and macro economic analysis. Mr. King holds a BSc degree (honours) in Geography and Statistics from the University of Southampton. He also holds an Investment Management Certificate (IMC) and a Series 3 license.

46

High Yield Bond Fund

Christopher A. Jones, CFA

Senior Vice President and Fixed Income Portfolio Manager of Wellington Management.

Mr.Jones has served as Portfolio Manager of the Fund since 2009. He joined Wellington Management as an investment professional in 1994.

Tax Exempt Insured Fund. Investment decisions for the Tax Exempt Insured Fund are primarily made by Geoffrey Cornell. Additionally, Peter Stevenson serves as assistant portfolio manager.

Geoffrey Cornell, CFA

Portfolio Manager and Managing Director

Mr. Cornell joined AMG in 2009 and is a Co-Portfolio Manager, Managing Director and Head of Tax Exempt Fixed Income. Formerly, Mr. Cornell held similar positions with AIG Investments and was with AIG Investments from 1993 to 2009. He is a graduate of Bryant College and has an MBA in Finance from Fordham University. Mr. Cornell is a member of Association for Investment Management and Research (AIMR), as well New York Society of Security Analysts.

Peter Stevenson

Assistant Portfolio Manager and Vice President

Mr. Stevenson joined AMG in 2009 and is a Vice President and Assistant Portfolio Manager within the Tax-Exempt Fixed Income Group. Formerly, Mr. Stevenson held similar positions with AIG Investments and was with AIG Investments from 2001 to 2009. Prior to joining AIG Investments in 2001, Mr. Stevenson worked for two years as a sales and trading assistant at George K. Baum & Company. Mr. Stevenson is a graduate of the University of Vermont.

The Statement of Additional Information (“SAI”) provides additional information about the portfolio managers’ compensation, other accounts under management and ownership of the Funds’ securities.

Distributor. SACS distributes each Fund’s shares. The Distributor, a SunAmerica affiliate, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund’s Class A, Class B and Class C 12b-1 Plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include: (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. Broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

In certain instances, SunAmerica or its affiliates may pay distribution-related expenses, including providing the additional compensation to broker-dealers or other financial intermediaries described above. In addition, SunAmerica, the Distributor or their affiliates (including the Servicing Agent) may make substantial payments to broker-dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. Some of these distribution-related payments may be made to dealers or financial intermediaries for marketing, promotional, administrative and/or recordkeeping services that may promote sales of Fund shares; these payments are often referred to as “revenue sharing.” Such payments may be based on various factors, including levels of assets and/or sales (based on gross or net sales or some other criteria) of one or more funds managed and/or administered by SunAmerica. In some circumstances, those types of payments may relate to one or more funds’ inclusion on a financial intermediary’s preferred list of funds offered to its clients or may create an incentive for a broker-dealer or other financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over other funds that do not have sponsors making similar payments. You should ask your broker-dealer or financial intermediary for more details about any such payments it receives.

Payments by SunAmerica are out of its own resources, including the profits from its advisory fees. Payments by the Distributor may be out of its own resources or fees it receives under the Funds’ Class A and Class C 12b-1 Plans. Payments by other affiliates are out of their own resources.

Servicing Agent. SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”) assists the Funds’ transfer agent in providing shareholder services. The Servicing Agent, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B and Class C.

47

Financial Highlights

The Financial Highlights table for each Fund is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

U.S. GOVERNMENT SECURITIES FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on invest- ments (both realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on invest- ments	Total distri- butions	Net Asset Value, end of period	Total Return(2)		Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net invest- ment income to average net assets(3)	Portfolio turnover
	Class A
03/31/06	$9.37	$0.36	$(0.20)	$0.16	$(0.37)	$—	$(0.37)	$9.16	1.68%		$151,284	0.99%	3.80%	357%
03/31/07	9.16	0.37	0.10	0.47	(0.39)	—	(0.39)	9.24	5.25		152,239	0.99	4.05	243
03/31/08	9.24	0.35	0.46	0.81	(0.37)	—	(0.37)	9.68	9.03		191,057	0.99	3.83	343
03/31/09	9.68	0.26	0.36	0.62	(0.28)	—	(0.28)	10.02	6.52		178,963	0.99	2.73	84
03/31/10	10.02	0.21	(0.28)	(0.07)	(0.21)	(0.19)	(0.40)	9.55	(0.75	)(4)	159,028	0.99	2.17	472
	Class B
03/31/06	$9.37	$0.30	$(0.20)	$0.10	$(0.31)	$—	$(0.31)	$9.16	1.02%		$19,276	1.64%	3.14%	357%
03/31/07	9.16	0.32	0.09	0.41	(0.33)	—	(0.33)	9.24	4.57		14,716	1.64	3.40	243
03/31/08	9.24	0.30	0.45	0.75	(0.31)	—	(0.31)	9.68	8.33		15,354	1.64	3.20	343
03/31/09	9.68	0.20	0.35	0.55	(0.21)	—	(0.21)	10.02	5.83		15,803	1.64	2.08	84
03/31/10	10.02	0.16	(0.29)	(0.13)	(0.14)	(0.19)	(0.33)	9.56	(1.29	)(4)	8,578	1.64	1.59	472
	Class C
03/31/06	$9.36	$0.30	$(0.20)	$0.10	$(0.31)	$—	$(0.31)	$9.15	1.02%		$8,281	1.64%	3.14%	357%
03/31/07	9.15	0.31	0.10	0.41	(0.33)	—	(0.33)	9.23	4.57		9,881	1.64	3.40	243
03/31/08	9.23	0.29	0.46	0.75	(0.31)	—	(0.31)	9.67	8.34		16,997	1.64	3.14	343
03/31/09	9.67	0.20	0.35	0.55	(0.21)	—	(0.21)	10.01	5.83		20,094	1.64	2.05	84
03/31/10	10.01	0.15	(0.28)	(0.13)	(0.14)	(0.19)	(0.33)	9.55	(1.30	)(4)	14,894	1.64	1.55	472

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

	03/31/06	03/31/07	03/31/08	03/31/09	03/31/10
U.S. Government Securities Fund Class A	0.36%	0.38%	0.39%	0.35%	0.38%
U.S. Government Securities Fund Class B	0.43	0.43	0.48	0.40	0.50
U.S. Government Securities Fund Class C	0.57	0.43	0.50	0.40	0.44

(4)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized from a violation of an investment restriction.

48

GNMA FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on invest- ments (both realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on invest- ments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net invest- ment income to average net assets(3)	Portfolio turnover
	Class A
03/31/06	$11.20	$0.35	$(0.07)	$0.28	$(0.40)	$(0.08)	$(0.48)	$11.00	2.18%	$303,343	0.99%	3.17%	138%
03/31/07	11.00	0.46	0.10	0.56	(0.48)	—	(0.48)	11.08	5.23	310,508	0.99	4.19	142
03/31/08	11.08	0.46	0.48	0.94	(0.49)	—	(0.49)	11.53	8.69	330,202	0.99	4.15	354
03/31/09	11.53	0.37	0.41	0.78	(0.42)	(0.11)	(0.53)	11.78	6.98	346,091	0.99	3.32	73
03/31/10	11.78	0.27	0.14	0.41	(0.29)	(0.18)	(0.47)	11.72	3.55	290,728	0.99	2.28	104
	Class B
03/31/06	$11.23	$0.28	$(0.08)	$0.20	$(0.33)	$(0.08)	$(0.41)	$11.02	1.43%	$76,304	1.64%	2.50%	138%
03/31/07	11.02	0.39	0.11	0.50	(0.41)	—	(0.41)	11.11	4.64	57,224	1.64	3.53	142
03/31/08	11.11	0.40	0.47	0.87	(0.42)	—	(0.42)	11.56	7.98	46,389	1.64	3.52	354
03/31/09	11.56	0.31	0.40	0.71	(0.35)	(0.11)	(0.46)	11.81	6.28	44,467	1.64	2.67	73
03/31/10	11.81	0.20	0.13	0.33	(0.21)	(0.18)	(0.39)	11.75	2.88	31,715	1.64	1.63	104
	Class C
03/31/06	$11.24	$0.28	$(0.07)	$0.21	$(0.33)	$(0.08)	$(0.41)	$11.04	1.53%	$40,188	1.64%	2.49%	138%
03/31/07	11.04	0.40	0.10	0.50	(0.41)	—	(0.41)	11.13	4.64	30,606	1.64	3.53	142
03/31/08	11.13	0.39	0.47	0.86	(0.42)	—	(0.42)	11.57	7.88	35,599	1.64	3.49	354
03/31/09	11.57	0.28	0.43	0.71	(0.35)	(0.11)	(0.46)	11.82	6.27	75,943	1.64	2.55	73
03/31/10	11.82	0.19	0.15	0.34	(0.21)	(0.18)	(0.39)	11.77	2.96	72,985	1.64	1.63	104

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

	03/31/06	03/31/07	03/31/08	03/31/09	03/31/10
GNMA Fund Class A	0.13%	0.15%	0.15%	0.13%	0.15%
GNMA Fund Class B	0.17	0.18	0.19	0.15	0.19
GNMA Fund Class C	0.19	0.17	0.22	0.15	0.16

49

Financial Highlights

STRATEGIC BOND FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on invest- ments (both realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on invest- ments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net invest- ment income to average net assets		Portfolio turnover
	Class A
03/31/06	$3.49	$0.17	$0.05	$0.22	$(0.18)	$—	$(0.18)	$3.53	6.54%	$167,072	1.34	%(4)	5.19	%(4)	118	%(6)
03/31/07	3.53	0.16	0.12	0.28	(0.18)	—	(0.18)	3.63	8.07	453,893	1.31	(5)	4.79	(5)	134	(6)
03/31/08	3.63	0.19	(0.11)	0.08	(0.21)	—	(0.21)	3.50	2.29	483,820	1.28	(5)	5.30	(5)	162	(6)
03/31/09	3.50	0.21	(0.71)	(0.50)	(0.27)	—	(0.27)	2.73	(14.67)	227,601	1.31		6.54		112
03/31/10	2.73	0.19	0.62	0.81	(0.21)	—	(0.21)	3.33	30.31	287,960	1.29		6.13		157
	Class B
03/31/06	$3.48	$0.16	$0.05	$0.21	$(0.16)	$—	$(0.16)	$3.53	6.14%	$46,294	2.00	%(3)(4)	4.51	%(3)(4)	118	%(6)
03/31/07	3.53	0.15	0.10	0.25	(0.15)	—	(0.15)	3.63	7.36	55,728	1.99	(5)	4.12	(5)	134	(6)
03/31/08	3.63	0.16	(0.10)	0.06	(0.19)	—	(0.19)	3.50	1.61	52,528	1.96	(5)	4.63	(5)	162	(6)
03/31/09	3.50	0.19	(0.71)	(0.52)	(0.25)	—	(0.25)	2.73	(15.25)	38,281	1.99		6.00		112
03/31/10	2.73	0.17	0.61	0.78	(0.19)	—	(0.19)	3.32	29.05	50,125	1.97		5.44		157
	Class C
03/31/06	$3.50	$0.15	$0.05	$0.20	$(0.16)	$—	$(0.16)	$3.54	5.84%	$97,651	1.99	%(3)(4)	4.54	%(3)(4)	118	%(6)
03/31/07	3.54	0.14	0.12	0.26	(0.16)	—	(0.16)	3.64	7.36	217,755	1.98	(5)	4.12	(5)	134	(6)
03/31/08	3.64	0.17	(0.11)	0.06	(0.19)	—	(0.19)	3.51	1.64	265,904	1.94	(5)	4.65	(5)	162	(6)
03/31/09	3.51	0.19	(0.71)	(0.52)	(0.25)	—	(0.25)	2.74	(15.16)	200,180	1.96		6.03		112
03/31/10	2.74	0.17	0.62	0.79	(0.19)	—	(0.19)	3.34	29.39	256,239	1.94		5.48		157

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

03/31/06
Strategic Bond Fund Class A	—%
Strategic Bond Fund Class B	0.00
Strategic Bond Fund Class C	0.00

(4)	Net of custody credits of:

03/31/06
Strategic Bond Fund	0.07%

(5)	Gross of custody credits of:

	03/31/07	03/31/08
Strategic Bond Fund	0.05%	0.02%

(6)	Portfolio turnover includes “to be announced” (“TBA”) transactions. Previously, portfolio turnover was calculated excluding TBA transactions and was as follows:

	2006	2007	2008
Strategic Bond Fund	119%	131%	151%

50

HIGH YIELD BOND FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on invest- ments (both realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on invest- ments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)		Ratio of net invest- ment income to average net assets(3)		Portfolio turnover
	Class A
03/31/06	$4.43	$0.31	$0.19	$0.50	$(0.33)	$—	$(0.33)	$4.60	11.61%	$214,041	1.36	%(4)	7.20	%(4)	91%
03/31/07	4.60	0.30	0.19	0.49	(0.32)	—	(0.32)	4.77	11.01	241,554	1.36		6.44		86
03/31/08	4.77	0.36	(0.63)	(0.27)	(0.34)	—	(0.34)	4.16	(5.92)	109,219	1.36		7.49		72
03/31/09	4.16	0.38	(1.69)	(1.31)	(0.33)	—	(0.33)	2.52	(32.66)	59,210	1.36		10.74		77
03/31/10	2.52	0.29	0.89	1.18	(0.34)	—	(0.34)	3.36	48.44	79,245	1.36		9.34		110
	Class B
03/31/06	$4.44	$0.31	$0.16	$0.47	$(0.30)	$—	$(0.30)	$4.61	10.88%	$52,346	2.01	%(4)	6.71	%(4)	91%
03/31/07	4.61	0.27	0.19	0.46	(0.29)	—	(0.29)	4.78	10.29	51,479	2.01		5.82		86
03/31/08	4.78	0.31	(0.60)	(0.29)	(0.32)	—	(0.32)	4.17	(6.50)	34,911	2.01		6.80		72
03/31/09	4.17	0.36	(1.69)	(1.33)	(0.31)	—	(0.31)	2.53	(33.00)	17,018	2.01		10.18		77
03/31/10	2.53	0.27	0.89	1.16	(0.32)	—	(0.32)	3.37	47.35	18,186	2.01		8.77		110
	Class C
03/31/06	$4.46	$0.30	$0.17	$0.47	$(0.30)	$—	$(0.30)	$4.63	10.86%	$70,140	2.01	%(4)	6.67	%(4)	91%
03/31/07	4.63	0.27	0.19	0.46	(0.29)	—	(0.29)	4.80	10.27	86,777	2.01		5.80		86
03/31/08	4.80	0.31	(0.61)	(0.30)	(0.32)	—	(0.32)	4.18	(6.67)	61,125	2.01		6.75		72
03/31/09	4.18	0.36	(1.69)	(1.33)	(0.31)	—	(0.31)	2.54	(32.90)	33,394	2.01		10.16		77
03/31/10	2.54	0.27	0.89	1.16	(0.32)	—	(0.32)	3.38	47.21	44,656	2.01		8.70		110

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

	03/31/06	03/31/07	03/31/08	03/31/09	03/31/10
High Yield Bond Fund Class A	0.11%	0.09%	0.17%	0.14%	0.18%
High Yield Bond Fund Class B	0.14	0.11	0.20	0.16	0.23
High Yield Bond Fund Class C	0.12	0.10	0.18	0.15	0.18

(4)	Net of custody credits of 0.01%.

51

Financial Highlights

TAX EXEMPT INSURED FUND

Period Ended	Net Asset Value, beginning of period	Net invest- ment income(1)	Net gain (loss) on invest- ments (both realized and unreal- ized)	Total from invest- ment operations	Dividends from net invest- ment income	Distri- butions from net realized gains on invest- ments	Total distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net invest- ment income to average net assets		Portfolio turnover
	Class A
03/31/06	$12.81	$0.41	$(0.10)	$0.31	$(0.40)	$(0.13)	$(0.53)	$12.59	2.43%	$56,875	1.30%		3.14%		81%
03/31/07	12.59	0.42	0.15	0.57	(0.42)	(0.09)	(0.51)	12.65	4.63	50,036	1.27		3.28		84
03/31/08	12.65	0.42	(0.31)	0.11	(0.42)	(0.10)	(0.52)	12.24	0.91	46,843	1.32		3.35		57
03/31/09	12.24	0.42	0.03	0.45	(0.42)	—	(0.42)	12.27	3.74	53,570	1.09	(3)	3.49	(3)	92
03/31/10	12.27	0.44	0.36	0.80	(0.43)	—	(0.43)	12.64	6.58	53,893	0.93	(3)	3.52	(3)	38
	Class B
03/31/06	$12.82	$0.32	$(0.09)	$0.23	$(0.32)	$(0.13)	$(0.45)	$12.60	1.77%	$6,694	1.95%		2.48%		81%
03/31/07	12.60	0.31	0.15	0.46	(0.32)	(0.09)	(0.41)	12.65	3.72	5,093	2.11		2.44		84
03/31/08	12.65	0.31	(0.31)	(0.00)	(0.29)	(0.10)	(0.39)	12.26	0.06	3,351	2.21		2.46		57
03/31/09	12.26	0.32	0.01	0.33	(0.31)	—	(0.31)	12.28	2.75	2,926	2.02	(3)	2.58	(3)	92
03/31/10	12.28	0.30	0.35	0.65	(0.27)	—	(0.27)	12.66	5.34	2,267	2.12	(3)	2.33	(3)	38
	Class C
03/31/06	$12.81	$0.32	$(0.09)	$0.23	$(0.32)	$(0.13)	$(0.45)	$12.59	1.81%	$4,497	1.95	%(3)	2.48	%(3)	81%
03/31/07	12.59	0.33	0.17	0.50	(0.34)	(0.09)	(0.43)	12.66	3.98	3,991	1.95	(3)	2.60	(3)	84
03/31/08	12.66	0.34	(0.31)	0.03	(0.34)	(0.10)	(0.44)	12.25	0.29	4,141	1.95	(3)	2.71	(3)	57
03/31/09	12.25	0.33	0.04	0.37	(0.34)	—	(0.34)	12.28	3.12	13,911	1.64	(3)	2.92	(3)	92
03/31/10	12.28	0.35	0.36	0.71	(0.34)	—	(0.34)	12.65	5.81	16,673	1.62	(3)	2.84	(3)	38

(1)	Calculated based upon average shares outstanding.
(2)	Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

	03/31/06	03/31/07	03/31/08	03/31/09	03/31/10
Tax Exempt Insured Fund Class A	—%	—%	—%	0.24%	0.35%
Tax Exempt Insured Fund Class B	—	—	—	0.23	0.35
Tax Exempt Insured Fund Class C	0.20	0.09	0.31	0.42	0.35

52

For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

Annual and Semi-annual Reports.    Additional information about the Funds’ investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI).    The SAI contains additional information about the Funds’ policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference, which means it is legally part of this Prospectus.

You may obtain copies of these documents or ask questions about the Funds by contacting: SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial adviser.

View your account online!

Visit our website at www.sunamericafunds.com and click on “Shareholder Services and Account Information” in order to:

•	View your account and portfolio balance(s)

•	View the transaction history of your account(s)

•	See the net asset value of the Fund(s) you own

•	Perform financial transactions (some limitations apply)

•	Update account information (some limitations apply)

•	Access year-to-date tax summary information

•	View the dealer information on your account(s)

For Broker/Dealers: You can view your clients’ account information online by visiting our website at www.sunamericafunds.com and clicking on the “Financial Professionals” link. Please call 800-858-8850, x6003, to obtain a password.

View your shareholder reports online!

Enroll for electronic delivery of prospectuses and annual reports by visiting our website at www.sunamericafunds.com and clicking on “Shareholder Services and Account Information,” and then the “Go Paperless” option to complete the consent form. Why Go Paperless?

•	Immediate receipt of important Fund information

•	Elimination of bulky documents from personal files

•	Reduction of the Funds’ printing and mailing costs

Once enrolled, paper copies of these documents will be replaced with an e-mail notification that they are available on the Internet. You can even notify us online if your e-mail address changes. You may cancel your enrollment at any time. Please note that the e-mail address you provide will be kept confidential and will only be used for purposes related to the Funds. All personal information is encrypted and is completely secure.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 202-551-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the EDGAR Database on the Securities and Exchange Commission’s website at http://www.sec.gov and copies may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-4708

SUNAMERICA INCOME FUNDS

Statement of Additional Information

July 29, 2010

Harborside Financial Center	General Marketing and
3200 Plaza 5	Shareholder Information
Jersey City, NJ 07311-4992	800-858-8850

SunAmerica Income Funds (the “Trust”) is a mutual fund consisting of five different investment funds: SunAmerica U.S. Government Securities Fund (“U.S. Government Securities Fund”), SunAmerica GNMA Fund (“GNMA Fund”), SunAmerica Strategic Bond Fund (“Strategic Bond Fund”), SunAmerica High Yield Bond Fund (“High Yield Bond Fund”) and SunAmerica Tax Exempt Insured Fund (“Tax Exempt Insured Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund has a distinct investment objective and strategies.

This Statement of Additional Information (“SAI”) is not a Prospectus, but should be read in conjunction with the Trust’s Prospectus dated July 29, 2010. The SAI expands upon and supplements the information contained in the current Prospectus of the Trust. The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. The Trust's audited Financial Statements from the Trust’s Annual Report have been incorporated by reference into this SAI. You may request a copy of the Prospectus or Annual Report at no charge by calling 800-858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

Class	SunAmerica U.S. Government Securities Fund Ticker Symbols	SunAmerica GNMA Fund Ticker Symbols	SunAmerica Strategic Bond Fund Ticker Symbols	SunAmerica High Yield Bond Fund Ticker Symbols	SunAmerica Tax Exempt Insured Fund Ticker Symbols
Class A Shares	SGTAX	GNMAX	SDIAX	SHNAX	STEAX

Class B Shares	SGTBX	GNMBX	SDIBX	SHNBX	STEBX

Class C Shares	NASBX	GNMTX	NAICX	SHNCX	NNMCX

HISTORY OF THE FUNDS

The Trust, organized in Massachusetts as a business trust in 1986, is an open-end management investment company. All of the Funds are diversified within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The Trust consists of five Funds; each offers Class A, Class B and Class C shares. Class C shares of High Yield Bond Fund commenced offering March 6, 1997, and were redesignated Class II shares on December 1, 1998. Class II shares of the U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund and Tax Exempt Insured Fund commenced offering on June 1, 1999. On February 23, 2004, Class II shares of each Fund were redesignated Class C shares.

On August 22, 2001, the Board of Trustees of the Trust (the “Board”) approved the creation of the Core Bond Fund. The Core Bond Fund was the survivor of a reorganization with the Core Bond Fund of North American Funds (the “Prior Core Bond Fund”). The offering of such Fund’s Class A, B, II, I and Z shares commenced on November 16, 2001. On November 16, 2001, two other Funds also engaged in reorganizations. The High Income Fund reorganized with the High Yield Bond Fund of North American Funds (the “Prior High Yield Bond Fund”) and changed its name to High Yield Bond Fund. The Diversified Bond Fund reorganized with the Strategic Bond Fund of North American Funds (the “Prior Strategic Bond Fund”) and changed its name to Strategic Bond Fund. For accounting purposes, each of the Prior High Yield Bond Fund and Prior Strategic Bond Fund is considered the survivor of the respective reorganization. This means that the High Yield Bond Fund and Strategic Bond Fund, from and after November 16, 2001, adopted the financial statements and performance record of the Prior High Yield Bond Fund and Prior Strategic Bond Fund, respectively.

On November 16, 2001 Class I shares for the GNMA Fund commenced offering. On March 19, 2002, Class X shares of the GNMA Fund commenced offering.

On September 24, 2004, Strategic Bond Fund Class I shares were no longer offered. On July 11, 2005, GNMA Fund Class X shares were no longer offered. On December 27, 2005, High Yield Bond Fund’s Class Z shares were no longer offered.

On February 21, 2006, the Board approved the liquidation of the Core Bond Fund. On May 31, 2006 the Core Bond Fund was liquidated.

INVESTMENT OBJECTIVES AND POLICIES

For a description of the objective, or “goal,” of each Fund, see “More Information About the Funds” in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Certain Funds have an 80% investment requirement because of the type of investment suggested by their names as described in the Prospectus. The investment goal of the U.S. Government Securities Fund and the GNMA Fund and the principal investment techniques of Tax Exempt Insured Fund may not be changed without shareholder approval. Otherwise, each Fund’s investment goal, principal investment strategy and principal investment techniques may be changed without shareholder approval. You will receive at least 60 days’ notice of any change to the 80% investment policies of the U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund and High Yield Bond Fund. Unless otherwise specified, each Fund may invest in the following securities or make use of the following investment techniques, but is not obligated to do so. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

When the SAI refers to the “Adviser,” it means SunAmerica Asset Management Corp. (“SunAmerica”) or the subadviser to a Fund, as applicable.

Catastrophe Bonds. The Strategic Bond Fund may invest in “catastrophe bonds.” Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-Fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. See “Illiquid and Restricted Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund

U.S. Government Securities. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the “full faith and credit” of the U.S. government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the “full faith and credit” of the U.S. government. All of the foregoing are referred to collectively as “U.S. government securities.” Securities issued or guaranteed by agencies or instrumentalities are supported by: (i) the full faith and credit of the U.S., such as obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration (“FMHA”) or the Export-Import Bank; and/or (ii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Student Loan Marketing Association, the Federal Home Loan Mortgage Association (“FHLMC”), or the Tennessee Valley Authority; and/or (iii) the authority of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association (“FNMA”), the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the U.S., a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments. U.S. government securities include certain mortgage-backed securities, as described below under “Mortgage-Backed Securities.”

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

GNMA Certificates. GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or the FMHA, or guaranteed by the Veteran’s Administration (“VA”). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”) (collectively, “FHLMC Certificates”). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates (“FNMA Certificates”). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

Collateralized Mortgage Obligations. Another type of mortgage-backed security in which each Fund may invest is a collateralized mortgage obligation (“CMO”). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). The U.S. Government Securities Fund will not invest in privately issued CMOs except to the extent that they are collateralized by securities of entities that are instrumentalities of the U.S. government. CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMOs first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

Certain CMOs may be deemed to be investment companies under the 1940 Act. Each Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on the Securities and Exchange Commission (“SEC”) staff interpretations, each Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the Securities Exchange Commission (the “SEC”) from such provisions.

Stripped Mortgage-Backed Securities. The mortgage-backed securities in which each Fund may invest include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only (“PO”) strip representing all principal payments and an Interest Only (“IO”) strip representing all interest payments.

The feature that makes mortgage strips most useful in Fund management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and Fund managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall — precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a Fund of other fixed-income securities.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Leveraged IOs and IOettes. Except for increased volatility from POs and IOs, respectively, risks associated with instruments such as Super POs, Leveraged IOs and IOettes, are similar in nature to those risks related to investments in POs or IOs, as the case may be. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

Mortgage-Backed Security Rolls. The U.S. Government Securities Fund, the GNMA Fund and the Strategic Bond Fund may enter into “forward roll” transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity; (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll; and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll a Fund will be required to segregate cash or other liquid securities in an amount equal to its obligation under the roll.

Money Market Securities of Foreign Issuers. Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

Asset-Backed Securities. Each Fund except the Strategic Bond Fund may invest up to 15% of its net assets in asset-backed securities meeting such Fund’s credit quality restrictions. With respect to the Strategic Bond Fund, the Fund may invest in asset-backed securities without limitation. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Zero-Coupon Securities. The Funds may invest in zero-coupon securities issued by the U.S. Treasury and, in addition: (i) the Strategic Bond Fund and the High Yield Bond Fund may invest in zero-coupon securities issued by both domestic and foreign corporations; and (ii) the Tax Exempt Insured Fund may invest in zero-coupon securities issued by state and local government entities. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell Fund securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell Fund securities to maintain Fund liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

Zero-Coupon U.S. Government Securities. Zero-coupon U.S. Government Securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

Corporate Zero-Coupon Securities. Corporate zero-coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer’s failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security’s maturity or payment date. “Foreign Securities” or a description of the risks involved in investments in foreign corporations.

Loan Participations and Assignments. The Strategic Bond Fund and the High Yield Bond Fund may invest in loans, subject to the 15% of net assets limitation on illiquid investments. A Fund’s investments in loans is expected to take the form of loan participations and assignments of portions of loans from third parties. Loan participation interests provide each such Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund’s participation interest bears to the total principal amount of the loan. The loan participations in which the Funds may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. No more than 5% of each Fund's net assets can be invested in participation interests of the same issuing bank. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). The loans underlying such participations may be secured or unsecured, and each Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short “strips” that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term of revolving credit that extends for several years may be subdivided into shorter periods.

A Fund that purchases a participation interest does not have any direct contractual relationship with the borrower. The Fund will rely on the lender who sold the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due under the loan. The Fund may not directly benefit from any collateral supporting the loan in which it purchased the participation interest. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In the event of the insolvency of the lender selling a participation interest, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participation interests may be structured in a manner designed to avoid purchasers of participation interests being subject to the credit risk of the lender with respect to the participation; but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation interest may be delayed and the assignability of the participation interest impaired.

Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as “C” by Moody’s Investors Service, Inc. (“Moody’s”) or “D” by Standard & Poor’s Rating Services (“S&P”). In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

In contrast to a participation interest, when a Fund purchases an assignment of a loan from a lender it will typically result in the Fund, as purchaser, succeeding to all rights and obligations under the loan agreement between the assigning lender and the borrower. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular loan assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loan assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.

Foreign Securities. The Funds (other than U.S. Government Securities Fund and GNMA Fund) may also invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S.

currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments (including political subdivisions having taxing authority) or their agencies and instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in the foreign markets (e.g., Eurobonds). The Funds may purchase securities issued by issuers in any country; provided that a Fund may not invest more than 25% of its respective total assets in the securities issued by entities domiciled in any one foreign country. There is no restriction as to the size of the issuer.

The percentage of the Fund’s total assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

The Adviser or a subadviser, as the case may be, may direct the investment of assets of the Funds in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”, European Depositary Receipts (“EDRs” or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund’s custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund’s investment policies, the Fund’s investments in these types of securities will be deemed to be investments in the underlying securities. Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange are not considered “foreign securities” for purposes of a Fund’s 25% limitation on investments in such securities.

The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency (“non-dollar securities”) will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund’s non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund’s non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

Because certain Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of each such Fund’s assets and income available for distribution. In addition, although a portion of each Fund’s investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Each Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See “Hedging Strategies.” Costs will be incurred in connection with conversions between various currencies.

The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in Fund value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

Because certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the value of these Fund’s shares may change on days when a shareholder will not be able to purchase or redeem shares.

Eurodollar Instruments. If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate (“LIBOR”) although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in the LIBOR to which many interest rate swaps and fixed income instruments are linked.

Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend Funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (defined below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. For additional information about Brady Bonds, please refer to the discussion about Brady Bonds which begins on page 24.

The Funds’ investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Illiquid and Restricted Securities. Each Fund may invest in illiquid securities including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale subject to a non-fundamental restriction described below (see “Investment Restrictions”). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (“Securities Act”), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund’s decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placement of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in the Fund’s portfolio during such period.

Commercial paper issues in which the Funds may invest, include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund’s 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

The staff of the SEC has taken the position that purchased over-the-counter (“OTC”) options and the assets used as “cover” for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Real Estate Investment Trusts (“REITs”). The Strategic Bond Fund and the High Yield Bond Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage

REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Investment Company Securities. The Funds may invest in the securities of other open-end or closed-end investment companies subject to the limitations set forth in the “Investmnet Restrictions” section of this SAI, although it is each Fund’s policy that it will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act.

Short-Term and Temporary Defensive Instruments. In addition to its primary investments, each Fund may also invest up to 20% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this SAI.

Subject to the limitations described above, following are descriptions of the types of money market and short-term fixed-income securities in which each Fund may invest:

U.S. Government Securities: See the section entitled “U.S. Government Securities” on pages 4 - 5.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund’s commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time, up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption, 14 days after the initial investment therein. With both types of notes, a Fund’s right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit, including Eurodollar certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers’ acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

Corporate Obligations. Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled “Commercial Paper” above.

Repurchase Agreements. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser in order to generate income while providing liquidity. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days (and generally within seven days) although it may extend over a number of months. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of such transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its total assets. However, for temporary defensive purposes, there is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements having a maturity of seven days or less.

Reverse Repurchase Agreements. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund’s investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to 102% of its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s repurchase obligation, and the Fund’s use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See “Investment Restrictions.”

Interest-Rate Swap Transactions. The Strategic Bond Fund and the High Yield Bond Fund may enter into either asset-based interest-rate swaps or liability-based interest-rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest-rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated in a manner that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest-rate swaps on other than a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to such interest-rate swaps, accrued on a daily basis. A Fund may pledge up to 5% of its net assets in connection with interest-rate swap transactions. A Fund will not enter into any interest-rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

The use of interest-rate swaps is a highly speculative activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

A Fund may enter into interest-rate swaps only to hedge its portfolio. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest-rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its Fund securities and its rights and obligations to receive and pay interest pursuant to interest-rate swaps.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase or sell such securities on a “when-issued” or “delayed-delivery” basis. Although a Fund will enter into such transactions for the purpose of acquiring securities to be held in the Fund or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. “When-issued” or “delayed-delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses: (i) to dispose of the right to acquire a when-issued security prior to its acquisition; or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

When, As and If Issued Securities. Each Fund may purchase securities on a “when, as and if issued” basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized until the Adviser determines that issuance of the security is probable. At such time, each Fund will record the transaction, and in determining its net asset value, will reflect the value of the security daily. At such time, each Fund will also segregate cash or liquid securities equal in value to recognized commitments for such securities. The value of a Fund’s commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by a Fund, may not exceed 5% of the value of the Fund’s total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund’s assets committed to the purchase of securities on a when, as and if issued basis, may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Funds will be adversely affected by its purchase of securities on such basis.

Loans of Fund Securities. Consistent with applicable regulatory requirements, each Fund may lend Fund securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. In lending its Fund securities, a Fund receives income while retaining the securities’ potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day’s notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in the securities that are the subject of the loan.

Preferred Stocks. The Strategic Bond Fund’s investments in securities issued by domestic corporations may include preferred stocks. In addition, up to 20% of the High Yield Bond Fund’s net assets may be invested in common stocks, preferred stocks, or other equity securities. Dividends on some preferred stock may be “cumulative” if stated dividends from prior periods have not been paid. Preferred stock generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock are generally subordinate to rights associated with a corporation’s debt securities.

Warrants and Rights. The Strategic Bond Fund may invest up to 5% of its total assets (at the time of purchase) in warrants and rights. These Funds will invest only in those warrants or rights: (i) acquired as part of a unit or attached to other securities purchased by the Fund; or (ii) acquired as part of a distribution from the issuer. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, pay no dividends and confer no rights, other than the right to purchase the underlying stock, with respect to the assets of the issuer.

Pay-In-Kind Bonds. Investments of the GNMA Fund, the Strategic Bond Fund and the High Yield Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer’s option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Brady Bonds. The Funds (other than U.S. Government Securities Fund and GNMA Fund) may also invest in Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the “Brady Plan.” This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Strategic Bond Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside the scope of the Brady Plan.

Agreements issued under the Brady Plan have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Strategic Bond Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Short Sales. Except for the High Yield Bond Fund and the GNMA Fund, a Fund may not sell a security it does not own in anticipation of a decline in the market value of that security (naked short sales). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily, cash or liquid securities, at such a level that: the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short. The High Yield Bond Fund and the GNMA Fund may engage in naked short sales only to the extent of not more than 5% of each Fund’s net assets. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.

Each Fund may make “short sales against the box.” A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Fund may not enter into a short sale if, as a result, more than 20% of its net assets would be subject to such short sales.

Hybrid Instruments (Indexed/Structured Securities). The High Yield Bond Fund and the Strategic Bond Fund may invest in hybrid instruments. Hybrid instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the

Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the Fund needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in hybrid instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund’s investment in hybrid instruments will account for more than 10% of the Fund’s return (positive or negative).

Derivatives Strategies. Each Fund may write (i.e., sell) call options (“calls”) on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of a Fund’s total assets may be subject to calls. All such calls written by a Fund must be “covered” while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on futures (defined below) used to enhance income, must be covered by deliverable securities or by liquid assets segregated to satisfy the futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

Hedging Strategies. For hedging purposes as a temporary defensive maneuver, certain Funds may use forward contracts on foreign currencies (“Forward Contracts”) and each Fund may use interest-rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts (together, “Futures”), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as “Hedging Instruments”); except that the U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund may not engage in foreign currency Futures and options thereon. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund’s portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund’s unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

A Fund’s strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund’s portfolio, to permit a Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures; or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Strategic Bond Fund and the High Yield Bond Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot (“cash”) rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

Options on Securities. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.

A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund, therefore, forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

Options on Foreign Currencies. The Strategic Bond Fund and the High Yield Bond Fund may write and purchase calls on foreign currencies. A call written by a Fund on a foreign currency is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its portfolio. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund’s custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transactions costs.

Options on Securities Indices. As noted above, under “Hedging Strategies,” each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the “multiplier”), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

Futures Contracts and Options on Futures

Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the “Futures Broker”). The initial margin payment will be deposited with the Futures Broker in an account registered in the Fund’s name. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund’s current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund’s portfolio. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of that Fund’s interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund’s cash reserves could then be used to buy long-term bonds on the cash market.

Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

As noted above, the Strategic Bond Fund and the High Yield Bond Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts, and the Strategic Bond Fund and the High Yield Bond Fund may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as “Options on Futures”).

The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund’s portfolio. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Fund’s losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Limitations on Entering into Futures Contracts

In addition, each Fund has an operating policy which provides that it will not enter into Futures Contracts or write put or call options with respect to Futures Contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to Futures Contracts that are not contractually required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to Futures Contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts is in compliance with current SEC or Commodity Futures Trading Commission (“CFTC”) staff interpretive positions or no-action letters or rules adopted by the SEC.

Forward Contracts

The Strategic Bond Fund and the High Yield Bond Fund may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund will use Forward Contracts for hedging purposes only.

A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to “lock-in” the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund may also use Forward Contracts to lock in the U.S. dollar value of Fund positions (“position hedge”). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which Fund securities of the Fund are denominated (“cross-hedged”).

The Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund’s commitments under Forward Contracts entered into with respect to position hedges and cross-hedges to the extent that such positions are not otherwise covered. If the value of the segregated assets declines, additional cash or liquid securities will be segregate on a daily basis so that the value of the segregated assets will equal the amount of the Fund’s commitments with respect to such contracts. As an alternative to segregating all or a portion of these assets, a Fund may purchase a call permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.

Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

A Fund’s custodian, or a securities depository acting for the custodian, will act as the Fund’s escrow agent through the facilities of the Options Clearing Corporation (“OCC”), as to the securities on which a Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund’s entering into a closing transaction.

A Fund’s ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of an exchange; (5) inadequacy of the facilities of an exchange to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, thus increasing Fund turnover. Although such exercise is within a Fund’s control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and are individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Derivatives and Hedging Instruments

Pursuant to a claim for exemption filed with the CFTC on behalf of the Funds, neither the Trust nor any Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and they are not subject to registration or regulation as such under the CEA. Neither SunAmerica nor the subadvisers are deemed to be a “commodity pool operator” with respect to their service as investment advisers to the Funds. However, each Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling futures to attempt to protect against decline in value of a Fund’s securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund’s securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

If a Fund uses hedging instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying futures and/or calls on such futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the debt securities purchased.

When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Other Derivatives Strategies

In the future, each Fund may employ derivatives, hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund’s investment objective, legally permissible and adequately disclosed.

Borrowing. In seeking to enhance investment performance, the GNMA Fund may increase its ownership of securities by borrowing at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated herein. Such borrowing may have a leveraging effect on the Fund. This practice may help the Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the net asset value of the Fund’s shares would be reduced by a greater amount than would otherwise be the case. The effect of such borrowing will therefore tend to magnify the gains or losses to the Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of the Fund’s shares would be reduced due to the added expense of interest on borrowed monies. The Fund is authorized to borrow and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., 50% of its net assets). The time and extent to which the Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund’s assets less its liabilities other than borrowings is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund’s asset so computed should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund’s assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund’s assets increase or decrease in value than would otherwise be the case. The Fund’s policy regarding use of borrowing is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

Each of the Funds may borrow for temporary or emergency purposes to settle trades or cover redemptions, to the extent prescribed in the Trust’s investment restrictions.

High-Yield, High-Risk Securities. The Strategic Bond Fund may, and the High Yield Bond Fund will, invest in lower-rated bonds commonly referred to as “junk bonds.” These securities are rated “Baa” or lower by Moody’s or “BBB” or lower by S&P or are determined to be of comparable quality by the Advisor. Each Fund may invest in securities rated as low as “C” by Moody’s or “D” by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each such Fund may invest in unrated securities that are consistent with the Fund’s investment policies and techniques. The U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund will not invest in junk bonds.

Certain Risk Factors Relating to High-Yield, High-Risk Securities. It should be noted that lower-rated securities are subject to risk factors such as: (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (e.g., zero-coupon bonds or pay-in-kind bonds).

Ratings assigned by Moody’s and S&P to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a Fund security’s rating is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the Fund. Investment in high-yield bonds may make achievement of a Fund’s objective more dependent on the Adviser’s own credit analysis than is the case for higher-rated bonds.

Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds.

The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

Growth of High-Yield, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rate and Economic Changes. High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund’s rate of return.

Liquidity and Valuation. There is a thinly traded market for high-yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Strategic Bond Fund and High Yield Bond Fund may have difficulty valuing the high-yield bonds in their Funds accurately and disposing of these bonds at the time or price desired.

Legislation. Federal laws limit the deductibility of interest paid by certain corporate issuers of high yield bonds. These laws could adversely affect the financial condition of issuers of these securities and the value of outstanding high yield securities.

Taxes. A Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

As a result of all these factors, the net asset value of each of the High Yield Bond Fund and the Strategic Bond Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a fund to sell its Fund securities at inopportune times and decrease the asset base upon which expenses can be spread.

Municipal Securities and Short-Term Taxable Securities. Subject to the restrictions set forth in the Prospectus, the Tax Exempt Insured Fund seeks to achieve its investment objective by investing in Municipal Securities and Short-Term Taxable Securities (defined below).

Municipal Securities. “Municipal Securities” include long-term (i.e., maturing in over ten years) and medium-term (i.e., maturing from three to ten years) municipal bonds (“Municipal Bonds”) and short-term (i.e., maturing in one day to three years) municipal notes and tax-exempt commercial paper (“Municipal Notes”), and in each case refers to debt obligations issued by or on behalf of states, territories and possessions of the U.S. and of the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from federal income tax (including the federal alternative minimum tax).

The two principal classifications of Municipal Bonds are general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Revenue or special obligation bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. There are, of course, variations in the quality of Municipal Bonds, both within a particular classification and between classifications.

Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Such Bonds are typically revenue or special obligation bonds in that they are secured only by the authority issuing such bonds. Such authorities are located in or have been established by at least 45 states and generally are intended to facilitate the construction and sales of housing for low income families. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. Municipal Housing Bonds are used to purchase single family or other residential mortgages which may or may not be insured by the FHA or guaranteed by the VA. Some Municipal Housing Bonds, however, are used only to purchase residential mortgages that are either insured by the FHA or guaranteed by the VA. Under FHA insurance programs, upon the conveyance of the insured premises and compliance with certain administrative procedures, the FHA pays mortgage insurance benefits equal to the unpaid principal amount of the defaulted mortgage loan. Under a VA guaranty, the VA guarantees the payment of a mortgage loan up to a maximum. The liability of the VA on any such guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of the mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage loan upon its assignment to the VA of the property. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the FHA or guaranteed by the VA will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. Although the Fund will attempt to diversify its holding of Municipal Housing Bonds geographically, there may be similar factors affecting the mortgagor’s ability to maintain payments under the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

The Fund may invest in Municipal Bonds which, on the date of investment, are within the four highest ratings of Moody’s (“Aaa,” “Aa,” “A,” “Baa”) or S&P (“AAA,” “AA,” “A,” “BBB”) or in Municipal Bonds which are not rated, provided that in the opinion of the Adviser, such Municipal Bonds are comparable in quality to those within the four highest ratings. Though bonds rated Baa or BBB normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for such bonds than for bonds in higher rated categories. Occasional speculative factors apply to some bonds in this category.

The ratings of Moody’s and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the Adviser will take into consideration asset and debt coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issuers.

The Fund has no restrictions on the maturity of Municipal Securities in which it may invest. The Fund seeks to invest in Municipal Securities of such maturities that in the judgment of the Adviser will provide a high level of current income consistent with liquidity requirements and market conditions after taking into account the cost of any insurance obtainable on such Municipal Securities. While short-term trading increases the Fund’s turnover, the execution costs for Municipal Securities are substantially less than for equivalent dollar values of equity securities.

Generally, the value of Municipal Securities will change as the general level of interest rates fluctuate. During periods of rising interest rates, the value of outstanding long-term, fixed-income securities generally decline. Conversely, during periods of falling interest rates, the value of such securities generally increases. The value of the Fund’s shares fluctuates with the value of its investments. In addition, the individual credit ratings of issuers’ obligations, the ability of such issuers to make payments of interest and principal on their obligations, and the value of any insurance applicable thereto, also affects the value of the Fund’s investments.

Yields on Municipal Bonds vary depending on a variety of factors, including the general condition of the financial markets and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, Municipal Bonds of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors than are Municipal Bonds with shorter maturities. Similarly, lower-rated Municipal Bonds generally produce a higher yield than higher-rated Municipal Bonds due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

The Fund will not invest more than 25% of its total assets in Municipal Securities, the issuers of which are located in the same state. On a temporary defensive basis or due to market conditions, the Fund may invest up to 100% of its total assets in Municipal Notes and Short-Term Taxable Securities (neither of which are insured), as well as in repurchase agreements collateralized by such securities.

Short-Term Taxable Securities. “Short-Term Taxable Securities” mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody’s or S&P; commercial paper rated by either of such rating services (Prime-1 through Prime 2- or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least “A” by either of such rating services; certificates of deposit and bankers’ acceptances of banks having assets in excess of $2 billion.

Insurance Feature. The Tax Exempt Insured Fund under normal market conditions invests at least 80% of its assets in Municipal Bonds that, at the time of purchase, either: (1) are insured under an insurance policy obtained by the issuer or underwriter of such Municipal Bonds at the time of original issuance thereof (a “New Issue Insurance Policy”); or (2) are without insurance coverage, provided that, an escrow or trust account has been established pursuant to the documents creating the Municipal Bonds and containing sufficient U.S. Government

Securities backed by the U.S. government’s full faith and credit pledge in order to ensure payment of principal and interest on such bonds. If a Municipal Bond is already covered by a New Issue Insurance Policy when acquired by the Fund, then coverage will not be duplicated. The Fund may also purchase Municipal Notes that are insured. However, in general, Municipal Notes are not presently issued with New Issue Insurance Policies and the Fund does not generally expect to cover Municipal Notes. Accordingly, the Fund does not presently expect that any significant portion of the Municipal Notes it purchases will be covered by insurance. Securities other than Municipal Bonds and Notes purchased by the Fund are not covered by insurance.

In order to be considered as eligible insurance by the Tax Exempt Insured Fund, such insurance policies must guarantee the scheduled payment of all principal and interest on the Municipal Bonds as they become due for as long as such Bonds remain held by the Fund, and for as long as such Bonds are outstanding in the case of a New Issue Insurance Policy. However, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured Municipal Bond, the insurer is not obligated to make such payment until a specified time period after it has been notified by the Fund that such non-payment has occurred. For these purposes, a payment of principal may be due only at final maturity of the Municipal Bond and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the Municipal Bonds or the value of the shares of the Fund and, except as described below, has no effect on the price or redemption value of the Fund’s shares.

New Issue Insurance Policies. The New Issue Insurance Policies, if any, will have been obtained by the issuer of the Municipal Bonds and all premiums with respect to such Bonds for the lives thereof will have been paid in advance by such issuer. Such policies are generally non-cancelable and will continue in force so long as the Municipal Bonds are outstanding and the insurer remains in business. Since New Issue Insurance Policies remain in effect as long as the Bonds are outstanding, the insurance may have an effect on the resale value of the Municipal Bonds. Therefore, New Issue Insurance Policies may be considered to represent an element of market value in regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund’s yield as the Fund may pay for the insurance directly or indirectly.

Recent Market Events. The fixed income markets recently experienced a period of extreme volatility which negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments experienced (and some continue to experience) liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be difficult or impossible to sell certain securities at acceptable prices. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. Such events may have an adverse effect on the Funds.

As previously noted, the Tax Exempt Insured Fund will invest in municipal bonds that are insured as to the scheduled payment of principal and interest. Recent downgrades of bond insurers, and other events in the credit markets that may affect the insured bond market as a whole, may adversely affect the value of the insured bonds held by the Fund. In particular, many companies that insure municipal bonds have also written insurance on subprime mortgage securities and other types of higher risk securities. The exposure to subprime mortgages and other higher risk obligations has raised questions about the adequacy of capital, ability to pay claims and ratings. As a result, some insurers have had their credit ratings downgraded and/or have been put on credit watches. These events and the possibilities of further ratings downgrades have created significant uncertainty in the insured bond market. To the extent the Fund holds securities insured by insurers undergoing financial distress, the market value of such securities and the income generated by such securities could be adversely affected.

Portfolio Turnover. A Fund may purchase and sell securities whenever necessary to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to a Fund and its shareholders, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year. The year-over-year decrease in the portfolio turnover rate with respect to the Tax Exempt Insured Fund is due in part to the lack of insured new issue supply as well as the overall rally in the market which deterred active trading in these securities. With respect to the U.S. Government Securities Fund, the year-over-year increase in the portfolio turnover rate was due to the portfolio manager’s efforts to generate excess return in a volatile fixed income market.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of a Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions:

(1)	Each Fund may not purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

(2)	Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% ( 331/3% for Strategic Bond Fund, and the High Yield Bond Fund ) (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; and (ii) the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings;

(3)	Each Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to 75% of the Fund’s total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund’s total assets, more than 25% of the Fund’s total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer;

(4)	Each Fund may not buy or sell commodities or commodity contracts (except financial futures as described under “Investment Objectives and Policies” above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5)	Each Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws;

(6)	Each Fund may not make loans, except through: (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Fund’s total assets), (ii) loans of Fund securities (limited to 33% of a Fund’s assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC;

The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote:

(7)	Each Fund (except for the High Yield Bond Fund and the GNMA Fund) may not make short sales of securities to maintain a short position, except that each Fund may effect short sales against the box;

(8)	Each Fund may not purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

(9)

Each Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Trust or of the Adviser owns more than  1/2 of 1% of the outstanding securities of such issue, and such officers, Trustees or Directors who own more than  1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

(10)	Each Fund may not make investments for the purpose of exercising control or management;

(11)	The U.S. Government Securities Fund, GNMA Fund and Tax Exempt Insured Fund may not invest more than 10% and the Strategic Bond Fund, and High Yield Bond Fund may not invest more that 15% of their net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to “qualified institutional buyers” as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities;

(12)	Each Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition; and

(13)	Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs.

TRUSTEES AND OFFICERS

The following table lists the Trustees and executive officers of the Trust, their dates of birth, current positions held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each Trustee and executive officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

BOARD OF TRUSTEES AND OFFICERS

The following table lists the Trustees and officers of the Trust, their dates of birth, current position(s) held with the Trust, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by SunAmerica and distributed by SunAmerica Capital Services, Inc. (“SACS”) and other affiliates of SunAmerica.

Disinterested Trustees

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Jeffrey S. Burum DOB: February 27, 1963	Trustee	2004 to Present	Founder and Chairman of National Community Renaissance (non-profit affordable housing services) (1993 to Present); Founder, Owner and Partner of Colonies Crossroads, Inc. (real estate) (2000 to Present); Owner and Managing Member of Diversified Pacific Development Group, LLC (real estate) (1998 to Present).	29	Director, Diversified Pacific Opportunity Fund I, LLC (2008 to present); Director, Vandalia Heritage Foundation (1998 to present)

[1]	Trustees serve until their successors are duly elected and qualified, subject to the Trustee’s Retirement Plan as discussed on below.
[2]

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SunAmerica. The “Fund Complex” includes the Trust (5 funds); SunAmerica Money Market Funds, Inc. (“SAMMF”)(2 funds); SunAmerica Equity Funds (“SAEF”) (3 funds); SunAmerica Focused Alpha Growth Fund, Inc. (FGF”) (1 fund); SunAmerica Focused Alpha Large-Cap Fund, Inc. (“FGI”) (1 fund); SunAmerica Focused Series, Inc. (“Focused Series”) (14 portfolios); SunAmerica Specialty Series (“Specialty Series”) (3 funds); Anchor Series Trust (“AST”) (9 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (“SASFR”) (1 fund); VALIC Co. I (33 portfolios); VALIC Co. II (15 portfolios); SunAmerica Series Trust (“SAST”) (35 portfolios); and Seasons Series Trust (“SST”) (24 portfolios).

[3]

Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Dr. Judith L. Craven DOB: October 6, 1945	Trustee	2001 to Present	Retired.	78	Director, Belo Corporation (1992 to Present); Director, Sysco Corporation (1996 to Present); Director, Luby’s, Inc. (1998 to Present).

William F. Devin DOB: December 30, 1938	Trustee	2001 to Present	Retired.	78	Director, Boston Options Exchange (2001 to Present).

Samuel M. Eisenstat DOB: March 7, 1940	Chairman of the Board	1986 to Present	Attorney, sole practitioner.	39	Director, North European Oil Royalty Trust. (1996 to Present)

Stephen J. Gutman DOB: May 10, 1943	Trustee	1984 to Present	Vice President and Associate Broker, Corcoran Group (real estate) (2003 to Present); President and Managing Member, Beau-Brummell – Soho LLC (licensing of menswear specialty retailing and other activities) (1988 to 2006).	39	None

William J. Shea DOB: February 9, 1948	Trustee	2004 to Present	Executive Chairman, Lucid, Inc. (technology) (2007 to Present); Managing Partner, DLB Capital, LLC (private equity) (2006 to 2007).	39

Chairman of the Board of Centennial

Technologies, Inc. (1998 to 2001); Chairman of the Board, Royal and SunAlliance U.S.A., Inc. (2004 to 2006); Director, Boston Private Financial Holdings (2004 to Present);

Chairman, Demoullas Supermarkets (1999 to Present)

Interested Trustee

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee
Peter A. Harbeck[1] DOB: January 23, 1954	Trustee	1995 to Present	President, CEO and Director,SunAmerica (1995 to Present); Director, SACS (1993 to Present); Chairman, Advisor Group, Inc. (2004 to Present).	87	None

Officers

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
John T. Genoy DOB: November 8, 1968	President	2007 to Present	Chief Financial Officer, SunAmerica (2002 to Present); Senior Vice President, SunAmerica (2003 to Present); Chief Operating Officer, SunAmerica (2006 to Present).	N/A	N/A

Donna M. Handel DOB: June 25, 1966	Treasurer	2002 to Present	Senior Vice President, SunAmerica (2004 to Present).	N/A	N/A

James Nichols DOB: April 7, 1966	Vice President	2006 to Present	Director, President and CEO, SACS (2006 to Present); Senior Vice President, SACS (2002 to 2006).	N/A	N/A

[1]	Mr. Harbeck is considered to be an Interested Trustee because he serves as President, CEO and Director of SunAmerica and Director of SunAmerica Capital Services, Inc. (“SACS”).

Name and Date of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer
Gregory N. Bressler DOB: November 17, 1966	Secretary	2005 to Present	Senior Vice President and General Counsel, SunAmerica (2005 to Present); Vice President and Director of U.S. Asset Management Compliance, Goldman Sachs Asset Management (2004 to 2005).	N/A	N/A

Cynthia A. Skrehot DOB: December 6, 1967	Vice President and Chief Compliance Officer (“CCO”)	2002 to Present	Vice President, SunAmerica (August 2007 to Present); Chief Compliance Officer SunAmerica (2002 to 2006).	N/A	N/A

Gregory R. Kingston DOB: January 18, 1966	Vice President and Assistant Treasurer	2002 to Present	Vice President, SunAmerica (2001 to Present).	N/A	N/A

Nori L. Gabert DOB: August 15, 1953	Vice President and Assistant Secretary	2002 to Present	Vice President and Deputy General Counsel, SunAmerica (2005 to Present); Vice President and Associate General Counsel (2002 to 2005) SunAmerica.	N/A	N/A

Timothy Pettee DOB: April 7, 1958	Vice President	2004 to Present	Chief Investment Officer, SunAmerica (2003 to Present).	N/A	N/A

Michael Cheah DOB: January 4, 1960	Vice President	2000 to Present	Senior Vice President, SunAmerica (1999 to Present).	N/A	N/A

Matthew J. Hackethal DOB: December 31, 1971	Anti-Money Laundering Compliance Officer	2006 to Present	Chief Compliance Officer, SunAmerica (2006 to Present); Vice President, Credit Suisse Asset Management (2001 to 2006); CCO, Credit Suisse Alternative Funds (2005 to 2006); CCO, Credit Suisse Asset Management Securities, Inc. (2004 to 2005)	N/A	N/A

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board. The Trust, on behalf of the Funds, has engaged SunAmerica and for certain Funds, has engaged a subadviser(s), to manage the Funds on a day-to day basis. The Board is responsible for overseeing SunAmerica and the subadvisers and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of seven members, six of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive session, at which no directors who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Eisenstat, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SunAmerica, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established four committees, i.e., Audit Committee Nomination and Compensation Committee, Ethics Committee, and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SunAmerica, who carries out the Funds’ investment management and business affairs, and also by the Funds’ subadviser(s) and other service providers in connection with the services they provide to the Funds. Each of SunAmerica, the subadviser(s) and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SunAmerica, the subadviser(s) and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, legal counsel to the Funds, and internal auditors for SunAmerica or its affiliates, as appropriate, relating to the operations of the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board of Trustees and Committees

Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, SunAmerica, the subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, public service and/or academic positions; experience from service as a Trustee of the Trust and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Samuel M. Eisenstat. Mr. Eisenstat has served as a director or trustee in the Fund Complex since 1986, and serves as Chairman of the Board of the Company. He currently serves as a director or trustee with respect to 39 of the portfolios in the Fund Complex. Mr. Eisenstat also has corporate governance experience serving as a director/trustee of other entities, including the North European Oil Royalty Trust.

Jeffrey S. Burum. Mr. Burum has served as a director or trustee in the Fund Complex since 2004, and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to 29 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in commercial and real estate development. Mr. Burum also has corporate governance experience serving as the Chairman of the Board of Directors of National Community Renaissance, a nonprofit organization focusing on providing affordable housing, and a private investment fund.

Dr. Judith L. Craven. Dr. Craven has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust. She currently serves as a director or trustee with respect to 78 of the portfolios in the Fund Complex. In addition, she has more than 25 years of executive and business experience in various industries. Dr. Craven also has corporate governance experience serving on the Boards of Directors of several public companies for more than 10 years.

William F. Devin. Mr. Devin has served as a director or trustee in the Fund Complex since 2001 and serves as a Trustee of the Trust. He currently serves as a director or trustee with respect to of 78 of the portfolios in the Fund Complex. In addition, he has more than 30 years of business and executive experience primarily in the financial services industry, including with Fidelity. Mr. Devin also has corporate governance experience serving on the Board of Directors of the Boston Options Exchange since 2001.

Stephen J. Gutman. Mr. Gutman has served as a director or trustee in the Fund Complex since 1985 and serves as a Trustee of the Trust. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience in the real estate and licensing industries.

William J. Shea. Mr. Shea has served as a director or trustee in the Fund Complex since 2004 and serves as a Trustee of the Trust. He currently serves as a director or trustee of 39 of the portfolios in the Fund Complex. In addition, he has more than 20 years of business and executive experience primarily in the financial services industry. In addition, Mr. Shea has approximately 19 years of audit and accounting-related experience as a certified public accountant at a leading accounting firm. Mr. Shea also has corporate governance and audit committee experience serving on the Board of Directors and Audit Committees of several public companies, including serving as Chairman of the Board of Directors of Royal and SunAlliance U.S.A., Inc. for two years.

Peter A. Harbeck. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995 and serves as a Trustee of the Trust. He currently serves as a director or trustee of 87 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SunAmerica since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc, since 2004.

Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trust’s independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trust and for pre-approving certain non-audit services performed by the independent registered public accounting firm for SunAmerica and certain control persons of SunAmerica. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters.

The members of the Audit Committee of the Trust are Messrs. Burum, Devin, Eisenstat, Gutman, Shea and Dr. Craven. Messrs. Shea, Eisenstat and Gutman each receive $2,500 per meeting for serving on the Audit Committees of the SunAmerica Mutual Funds (“SAMF”)1 , AST and SASFR. Mr. Devin and Dr. Craven receive $1,666.66 per meeting for serving on the Audit Committees of SAMF and SASFR and Mr. Burum receives $1,666.66 for serving on the Audit Committees of SAMF. Mr. Shea receives a $5,000 annual retainer for serving as the Chairman of the Audit Committees for SAMF, SASFR and AST. The Audit Committee met five times during the fiscal year ending March 31, 2010.

The Nominating and Compensation Committee (the “Nominating Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees by Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. The Nominating Committee will

[1]	SAMF consists of the Trust, SAEF, SAIF, Focused and SAMMF.

consider candidates proposed by shareholders for election as Trustees. The members of the Nominating Committee are Messrs. Devin, Gutman and Shea, with Mr. Gutman serving as Chairman. Mr. Gutman receives a $1,500 annual retainer for serving as Chairman of the Nominating Committees of SAMF, AST and SASFR and Messrs. Devin and Shea each receive a $1,000 annual retainer for serving as a member of the Nominating Committees of SAMF, AST (Mr. Shea only) and SASFR. Messrs. Devin and Shea receive $500 per scheduled meeting ($250 for telephonic meetings) and Mr. Gutman, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Nominating and Compensation Committee met three times during the fiscal year ended March 31, 2010.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Fund’s Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of Trustees of violations or waivers to the Trust’s Code of Ethics, as appropriate. The members of the Ethics Committee are Messrs. Burum, Gutman and Shea, and Dr. Craven, with Dr. Craven serving as Chairman. Dr. Craven receives a $1,500 annual retainer for serving as Chairman of the Ethics Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Ethics Committee of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only). Messrs. Burum, Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Dr. Craven, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Ethics Committee met two times during the fiscal year ended March 31, 2010.

The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The members of the Governance Committee are Messrs. Burum, Gutman, Devin and Shea, with Mr. Devin serving as Chairman. Mr. Devin receives a $1,500 annual retainer for serving as Chairman of the Governance Committees of SAMF and SASFR and Messrs. Burum, Gutman and Shea each receive a $1,000 annual retainer for serving on the Governance Committees of SAMF, AST (Messrs. Gutman and Shea only) and SASFR (Messrs. Gutman and Shea only). Messrs. Burum, Gutman and Shea receive $500 per scheduled meeting ($250 for telephonic meeting) and Mr. Devin, as Chairman, receives $600 per meeting ($300 per telephonic meeting). The Governance Committee met two times during the fiscal year ended March 31, 2010.

Disinterested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Dr. Judith L. Craven	None	None

William F. Devin	None	$50,001 - $100,000

Samuel M. Eisenstat	U.S. Gov’t Securities Fund: $1 - $10,000	$10,001 - $50,000

Stephen J. Gutman	Strategic Bond Fund: $1 - $10,000	$1 - $10,000

Jeffrey S. Burum	None	Over $100,000

William Shea	None	None

Interested Trustee(s)

Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
Peter A. Harbeck	U.S. Gov’t Securities Fund: Over $100,000	Over $100,000

[1]	Includes the value of shares beneficially owned by each Director in the Fund as of December 31, 2009.
[2]

The term “Family of Investment Companies” means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies includes the Trust (5 funds); SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (3 funds); SunAmerica Focused Series, Inc. (14 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Specialty Series (3 funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), Seasons Series Trust (24 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), and SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund).

Trustee Compensation

The Funds pay each Disinterested Trustee’s annual compensation, in addition to reimbursement of out-of-pocket expenses, in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives from each portfolio within SAMF a pro rata portion (based upon the portfolios’ net assets) of $49,500 in annual compensation for acting as a director or trustee of all the SAMF ($74,250 in annual compensation for the Chairman of the Board). Each Disinterested Trustee of the SAMF receives an additional $5,000 per attended quarterly meeting ($7,500 for the Chairman of the Board). Each Disinterested Trustee of SASFR receives $900 for each quarterly meeting attended ($1,350 for the Chairman of the Board) and $3,600 in annual compensation ($5,400 for the Chairman of the Board). In addition, each Disinterested Trustee receives $20,000 in annual compensation for acting as Trustee to AST ($30,000 in annual compensation for the Chairman of the Board). Each Disinterested Trustee also receives an annual amount of $5,250 ($7,875 for the Chairman of the Board) per fund, for serving as a director of FGF and FGI.

The Trustees of the Trust have adopted the SunAmerica Disinterested Trustees’ and Trustees’ Retirement Plan (the “Retirement Plan”) effective January 1, 1993, as amended, for the Disinterested Trustees. The Retirement Plan provides generally that a Disinterested Trustee may become a participant (“Participant”) in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the “Adopting Funds”) The SAMF, AST and SASFR have adopted the Retirement Plan. or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an “Eligible Trustee”). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and a Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee’s account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

Effective December 3, 2008, the Retirement Plan was amended to, among other things: (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008; (2) prohibit Disinterested Trustees from first becoming participants in the Retirement Plan after December 31, 2008; and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

The following table sets forth information summarizing the compensation of each Disinterested Trustee for his/her services as a Trustee/Director to certain of the funds within the Fund Complex for the fiscal year ended March 31, 2010. Neither the Interested Trustee nor any officer of the Funds receive any compensation from the Funds for serving as a Trustee or an officer.

[1]	The SAMF, AST and SASFR have adopted the Retirement Plan.

COMPENSATION TABLE

Trustee	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees[1]
Dr. Judith L. Craven[2]	$18,749	$234,967
William F. Devin[2]	$17,300	$274,275
Samuel M. Eisenstat	$25,477	$179,150
Stephen J. Gutman	$18,447	$130,066
Jeffrey S. Burum[2]	$18,680	$98,167
William Shea	$18,932	$133,267

[1]

Information is as of March 31, 2010 for the investment companies in the complex that pay fees to these Trustees. The complex consists of SAMF, FGF, FGI, AST, SASFR, SAST, SST, VALIC Co. I and VALIC Co. II.

[2]	Mr. Burum, Mr. Devin, and Dr. Craven are not Trustees of AST. Mr. Burum is not a Director of SASFR.

As of June 30, 2010, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund.

The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class’s shares outstanding as of June 30, 2010:

Name of Shareholders and Address	Fund and Class	Of Record or Beneficial Ownership	% of Ownership
Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica High Yield Bond Class A	Record	8.17

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Tax Exempt Insured Class A	Record	12.80

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica GNMA Class B	Record	10.77

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica GNMA Class B	Record	6.87

SunAmerica Focused Multi- Asset Strategy Fund 2929 Allen Pkwy. Houston, TX 77019-2118	SunAmerica U.S. Government Securities Class A	Beneficial	11.08

SunAmerica Focused Balance Strategy Fund 2929 Allen Pkwy. Houston, TX 77019-2118	SunAmerica U.S. Government Securities Class A	Beneficial	7.51

Name of Shareholders and Address	Fund and Class	Of Record or Beneficial Ownership	% of Ownership
SunAmerica Focused Fixed Income & Equity Strategy Fund 2929 Allen Pkwy. Houston, TX 77019-2118	SunAmerica U.S. Government Securities Class A	Beneficial	7.17

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Strategic Bond Class B	Record	20.65

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica Strategic Bond Class B	Record	9.92

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica High Yield Bond Class B	Record	10.76

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica High Yield Bond Class B	Record	8.32

SunAmerica Focused Multi- Asset Strategy Fund 2929 Allen Pkwy. Houston, TX 77019-2118	SunAmerica Alternative Strategies Class A	Beneficial	29.53

Charles Schwab & Co. Inc. Custody for Benefit of Customer 101 Montgomery St. San Francisco, CA 94104	SunAmerica Alternative Strategies Class A	Record	18.32

SunAmerica Focused Balance Strategy Fund 2929 Allen Pkwy. Houston, TX 77019-2118	SunAmerica Alternative Strategies Class A	Beneficial	17.84

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Floating Rate Class C	Record	28.20

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Alternative Strategies Class C	Record	18.92

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Tax Exempt Insured Class B	Record	27.93

NFS LLC 783 13th Ave. Salt Lake City, UT 84103	SunAmerica Tax Exempt Insured Class B	Record	9.35
CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica Tax Exempt Insured Class B	Record	5.84

Name of Shareholders and Address	Fund and Class	Of Record or Beneficial Ownership	% of Ownership
SunAmerica Focused Balance Strategy Fund 2929 Allen Pkwy. Houston, TX 77019-2118	SunAmerica GNMA Class A	Beneficial	15.98

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica GNMA Class A	Record	9.58

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	SunAmerica GNMA Class A	Record	8.67

SunAmerica Focused Multi- Asset Strategy Fund 2929 Allen Pkwy. Houston, TX 77019-2118	SunAmerica GNMA Class A	Beneficial	8.21

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica U.S. Government Securities Class B	Record	22.30

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Strategic Bond Class A	Record	15.96

SunAmerica Focused Multi- Asset Strategy Fund 2929 Allen Pkwy. Houston, TX 77019-2118	SunAmerica Strategic Bond Class A	Beneficial	13.16

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica Strategic Bond Class A	Record	5.17

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Tax Exempt Insured Class C	Record	21.25

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica Tax Exempt Insured Class C	Record	12.42

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica GNMA Class C	Record	19.63

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica GNMA Class C	Record	6.68

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Senior Floating Rate Class A	Record	12.44

Name of Shareholders and Address	Fund and Class	Of Record or Beneficial Ownership	% of Ownership
Charles Schwab & Co. Inc. Custody for Benefit of Customer 101 Montgomery St. San Francisco, CA 94104	SunAmerica Senior Floating Rate Class A	Record	7.26

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica U.S. Government Securities Class C	Record	25.60

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica U.S. Government Securities Class C	Record	10.40

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica Strategic Bond Class C	Record	32.49

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica Strategic Bond Class C	Record	12.15

Merrill Lynch, Pierce, Fenner & Smith, Inc., for the sole benefit of its customers 4800 Deer Lake Drive East Jacksonville, FL 32246	SunAmerica High Yield Bond Class C	Record	16.09

CitiGroup Global Market Inc. 333 W.34th Street New York, NY 10001-2402	SunAmerica High Yield Bond Class C	Record	8.74

A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund’s outstanding voting securities may be deemed to “control” (as defined in the 1940 Act) that Fund.

ADVISER, PERSONAL SECURITIES TRADING,

DISTRIBUTOR AND SERVICING AGENT

The Adviser. SunAmerica Asset Management Corp., which was organized as a Delaware corporation in 1982, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the “Advisory Agreement”) with the Trust, on behalf of each Fund. As of June 30, 2010, SunAmerica managed, advised and/or administered approximately $37.5 billion of assets. SunAmerica is a wholly owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the U.S. and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

On March 4, 2009, American International Group, Inc. (“AIG”), the ultimate parent of SunAmerica, SACS, SunAmerica Fund Services, Inc. (“SAFS”) and AIG Asset Management, LLC (“AMG”), issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility“) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all maters submitted to AIG’s shareholders. The Trust has approximately 79.8% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.8% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

Under the Advisory Agreement, SunAmerica serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a subadviser. SunAmerica also provides various administrative services and supervises the Funds’ daily business affairs, subject to general review by the Trustees.

Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and SAIs regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent registered public accounting firms; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust’s operation.

As compensation for its services to the Funds, SunAmerica receives a fee from each Fund, payable monthly, computed daily at the following annual rates:

Fund	Fee
U.S. Government Securities Fund	0.65% of average daily net assets up to $200 million; 0.62% of the next $200 million; and 0.55% of average daily net assets in excess of $400 million.

GNMA Fund	0.55% of average daily net assets up to $25 million; 0.50% of the next $25 million; and 0.45% of average daily net assets in excess of $50 million.

Strategic Bond Fund	0.65% of average daily net assets up to $350 million; and 0.60% of average daily net assets in excess of $350 million.

Fund	Fee
High Yield Bond Fund	0.75% of average daily net assets up to $200 million; 0.72% of the next $200 million; and 0.55% of average daily net assets in excess of $400 million.
Tax Exempt Insured Fund	0.50% of average daily net assets up to $350 million; and 0.45% of average daily net assets in excess of $350 million.

Pursuant to a Fee Waiver Agreement (the “Advisory Fee Waiver Agreement”), SunAmerica is contractually obligated to waive its advisory fee with respect to the Tax Exempt Insured Fund so that the advisory fee payable by the Fund to SunAmerica under the Advisory Agreement equals 0.15% of average daily net assets of the Fund. This fee waiver will continue indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees. In addition, the Advisory Fee Waiver Agreement will automatically terminate upon the termination of the Advisory Agreement.

The following tables set forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended March 31, 2010, 2009 and 2008 and the total advisory fees waived by the Adviser during the same periods.

Advisory Fees

Fund	2010	2009	2008
U.S. Government Securities Fund	$1,227,365	$1,440,218	$1,256,875
GNMA Fund	$2,007,651	$1,803,355	$1,826,963
Strategic Bond Fund	$3,530,042	$4,078,689	$4,936,399
High Yield Bond Fund	$1,039,164	$1,275,441	$2,223,971
Tax Exempt Insured Fund	$375,770	$292,267	$279,493

Advisory Fees Waived

Fund	2010	2009	2008
U.S. Government Securities Fund	$0	$0	$0
GNMA Fund	$0	$0	$0
Strategic Bond Fund	$0	$0	$0
High Yield Bond Fund	$0	$0	$0
Tax Exempt Insured Fund	$263,039	$141,693	$0

PineBridge Investments LLC (“PineBridge”) is subadviser to the Strategic Bond Fund. PineBridge is located at 70 Pine Street, New York, NY 10270, and is responsible for investment decisions of the Strategic Bond Fund. PineBridge is an indirect subsidiary of Bridge Partners, L.P. (“Bridge”), a partnership formed by Pacific Century Group, an Asia-based private investment group. PineBridge provides investment advice and markets asset management products and services to clients around the world. As of March 31, 2010, PineBridge managed approximately $83 billion. SunAmerica, and not the Strategic Bond Fund, compensates PineBridge for its services. Pursuant to the terms of the Subadvisory Agreement between SunAmerica and Pinebridge, SunAmerica pays PineBridge a subadvisory fee equal to an annual rate of 0.35% of average daily net assets of Strategic Bond Fund on the first $200 million, 0.25% on the next $300 million and 0.20% thereafter

AIG Asset Management (U.S.), LLC (“AMG”) is subadviser to the Tax Exempt Insured Fund. AMG is located at 70 Pine Street, New York, New York 10270, and is responsible for investment decisions for the Tax Exempt Insured Fund. AMG is a SunAmerica affiliate and is a wholly-owned subsidiary of AIG Global Asset Management Holdings Corp., a holding company that is a wholly-owned indirect subsidiary of AIG. As of March 31, 2010, AMG managed approximately $339 billion. Effective December 31, 2009, AIG Global Investment Corp. (“AIGGIC”), the subadviser to the Tax Exempt Insured Fund, designated AMG as its successor under the Subadvisory Agreement between AIGGIC and SunAmerica and assigned its rights under the Subadvisory Agreement to AMG. SunAmerica, and not the Tax Exempt Insured Fund, compensates AMG for its services. Pursuant to the Subadvisory Agreement between SunAmerica and AMG, SunAmerica pays AMG A subadvisory fee rate equal to an annual rate of 0.25% of average daily net assets of Tax Exempt Insured Fund on the first $200 million, 0.22% on the next $300 million and 0.15% thereafter

Wellington Management Company, LLP (“Wellington Management”) is the subadviser to the High Yield Bond Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2010, Wellington Management had investment management authority with respect to approximately $544 billion* in assets. SunAmerica, and not the Fund, compensates Wellington Management for its services. Effective July 24, 2009, Wellington Management replaced AIGGIC as the subadviser to the High Yield Bond Fund. Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management, SunAmerica pays Wellington Management a subadvisory fee equal to an annual rate of 0.40% of the first $150 million of average daily net assets of the High Yield Bond Fund, 0.35% of the next $350 million and 0.30% thereafter.

Pursuant to a Subadvisory Fee Waiver Agreement, AMG is contractually obligated to waive its subadvisory fee with respect to the Tax Exempt Insured Fund so that the subadvisory fee payable by SunAmerica to AMG under the Subadvisory Agreement equals 0.075% of average daily net assets of the Fund. This Subadvisory Fee Waiver Agreement shall continue in effect as long as the Advisory Fee Waiver Agreement remains in effect. In addition, this Subadvisory Fee Waiver Agreement will automatically terminate upon the termination of the Subadvisory Agreement or the Advisory Fee Waiver Agreement.

*	The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

The following tables set forth the total subadvisory fees paid by SunAmerica pursuant to the Subadvisory Agreements with respect to certain of the Funds for the fiscal years ended March 31, 2010, 2009 and 2008 and the total subadvisory fees waived, as applicable, during these same periods.

Subadvisory Fees

Fund	2010	2009	2008
Strategic Bond Fund	$1,567,237	$1,748,390	$2,037,133
High Yield Bond Fund*	$584,338	$757,210	$1,251,932
Tax Exempt Insured Fund	$187,885	$146,133	$139,746

*	AIGGIC served as the subadviser to the High Yield Bond Fund through the close of business on July 23, 2009. Therefore, the subadvisory fees reflected in the table above with respect to this Fund through July 23, 2009 were paid to AIGGIC. Effective July 24, 2009, Wellington Management became the subadviser to the High Yield Bond Fund.

Subadvisory Fees Waived

Fund	2010	2009	2008
Strategic Bond Fund	$0	$0	$0
High Yield Bond Fund	$0	$0	$0
Tax Exempt Insured Fund	$131,519	$71,157	$0

Pursuant to an Expense Limitation Agreement, SunAmerica is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed the amounts in the table below. For purposes of the Expense Limitation Agreement, Total Annual Fund Operating Expenses do not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. These expense waivers and/or fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

Annual Total Fund Operating Expenses (as a

percentage of average daily net assets)

Fund	Class A	Class B	Class C
U.S. Government Securities Fund	0.99%	1.64%	1.64%
GNMA Fund	0.99%	1.64%	1.64%
Strategic Bond Fund	1.40%	2.05%	2.05%
High Yield Bond Fund	1.36%	2.01%	2.01%

SunAmerica also may voluntarily waive and/or reimburse additional amounts to increase the investment return to a Fund’s investors. SunAmerica is voluntarily waiving its fees and/or reimbursing expenses, if necessary, so that the Total Annual Fund Operating Expenses for the Class C shares of the Tax Exempt Insured Fund do not exceed 1.95%. This fee waiver arrangement may be terminated at any time at the option of SunAmerica.

Further, any waivers or reimbursements made by SunAmerica with respect to the U.S. Government Securities Fund and the GNMA Fund are subject to recoupment from that Fund within the following two years, provided that the Fund is able to effect such payment to

SunAmerica and remain in compliance with the foregoing contractual expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Fund until collection is probable, but appear as footnote disclosure to each Fund’s financial statements. At such time as it appears probable that a Fund is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

SunAmerica made the following fee waivers and/or expense reimbursements for the fiscal years ended March 31, 2010, 2009 and 2008:

Fee Waivers and/or Expense Reimbursements

Fund Level Expenses Reimbursed	2010	2009	2008
U. S. Government Securities Fund	$234,324	$198,480	$—
GNMA Fund	$—	$—	$—
Strategic Bond Fund	$—	$—	$—
High Yield Bond Fund	$—	$—	$—
Tax Exempt Insured Fund	$—	$—	$—

Class Level Expenses Reimbursed	2010	2009	2008
U. S. Gov. Securities Fund
Class A	$408,022	$495,642	$652,650
Class B	$41,233	$48,575	$66,277
Class C	$55,216	$55,807	$59,589
GNMA Fund
Class A	$489,638	$395,528	$490,764
Class B	$70,003	$64,691	$96,691
Class C	$126,914	$68,976	$64,068
Strategic Bond Fund
Class A	$—	$—	$—
Class B	$—	$—	$—
Class C	$—	$—	$—
High Yield Bond Fund
Class A	$137,145	$132,259	$301,230
Class B	$43,257	$44,580	$85,589
Class C	$79,875	$73,867	$138,647

Tax Exempt Insured Fund
Class A	$—	$—	$—
Class B	$—	$—	$—
Class C	$—	$10,680	$11,901

As of March 31, 2010, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

Fund Level Expenses Reimbursed
U. S. Government Securities Fund	$432,805
GNMA Fund	$—

Class Level Expenses Reimbursed
U. S. Gov. Securities Fund
Class A	$903,665
Class B	$89,807
Class C	$111,022
GNMA Fund
Class A	$885,166
Class B	$134,693
Class C	$195,890

Additional Information about the Portfolio Managers

The following table indicates the type, name, and total assets of other accounts of which each Portfolio Manager has day-to-day responsibilities as of March 31, 2010. These accounts include, Registered Investment Companies (“RIC”), Other Pooled Investments (“OPI”) (hedge funds, private institutional accounts, etc.), and Other Accounts (“OA”).

Fund	Advisers/ Subadviser	Portfolio Manager	Other Accounts
			Number of Other Accounts Managed and Total Assets (in millions) by Account			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance Based
			RIC	OPI	OA	RIC	OPI	OA
U.S. Government Securities Fund	SunAmerica	M. Cheah	$3 606	$0 0	$0 0	$0 0	$0 0	$0 0

GNMA Fund	SunAmerica	M. Cheah	$3 393	$0 0	$0 0	$0 0	$0 0	$0 0

Strategic Bond Fund	PineBridge	B. Peterman	$9 488	$0 0	$8 1,717	$0 0	$0 0	$0 0
		J. Yovanovic	$9 488	$0 0	$8 1,717	$0 0	$0 0	$0 0
		T. Lindvall	$9 488	$0 0	$8 1,717	$0 0	$0 0	$0 0
		J. Dunlevy	$9 271	$2 105	$8 256	$0 0	$0 0	$0 0
		R. Mittal	$0 0	$2 46	$11 1,580	$0 0	$0 0	$2 70
		R. Vanden Assem	$10 808	$1 19	$13 2,256	$0 0	$0 0	$2 446
		A. King	$2 132	$6 1,042	$3 136	$0 0	$0 0	$0 0

High Yield Bond Fund	Wellington Management	C. A. Jones	$10 581	$10 487	$22 809	$0 0	$0 0	$3 255

Tax Exempt Insured Fund	AMG	G. Cornell	$0 0	$0 0	$2 49,000	$0 0	$0 0	$0 0
		P. Stevenson	$1 83	$0 0	$0 0	$0 0	$0 0	$0 0

Fund Ownership

The following table indicates the dollar range of equity securities in the Funds beneficially owned by the portfolio managers and the value of those shares as of March 31, 2010.

Fund	Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Owned by Portfolio Managers
U.S. Government Securities Fund and GNMA Fund	Michael Cheah	None

Strategic Bond Fund	Bryan Petermann	None
	John Yovanovic	None
	Tim Lindvall	None
	John Dunlevy	None
	Anthony King	None
	Rajeev Mittal	None
	Robert Vanden Assem	None

High Yield Bond Fund	Christopher Jones	None

Tax Exempt Insured Fund	Geoffrey Cornell	None
	Peter Stevenson	None

SunAmerica’s Portfolio Manager Compensation

SunAmerica believes that it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SunAmerica’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on both a Fund’s individual performance and the organizational performance of SunAmerica and the investment department.

The most significant component of the portfolio managers’ total eligible bonus is determined by fund performance. It is determined by the Fund’s total return, net of fees, relative to the one-year and three-year Lipper Inc. rankings. The organizational performance component of a portfolio manager’s bonus is driven by the: (1) overall profitability of SunAmerica; (2) portfolio manager’s overall engagement of the investment process; (3) construction of the manager’s portfolio and exposure to risk; and (4) portfolio manager’s participation in other activities on behalf of SunAmerica. A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of the firm’s fund offerings, including funds managed by the portfolio manager. In addition, SunAmerica may award restricted stock units to a portfolio manager who consistently meets or exceeds relative performance criteria.

PineBridge’s Portfolio Manager Compensation

Compensation for all PineBridge portfolio managers consists of both a salary and a bonus component. The salary component is a fixed base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component is generally discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of portfolio managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager may also receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award the ultimate value of which would depend upon financial performance of the firm.

AMG’s Portfolio Manager Compensation

Compensation for AMG portfolio managers has both a salary and a bonus component. The compensation structure described below is utilized for both the Registered Investment Companies and all other accounts aforementioned. The salary component is a fixed annual base salary, which is generally based upon several factors, including experience and market levels of salary for such position. After consideration of the day-to-day responsibilities of a particular portfolio manager and the performance of funds linked to the management of the portfolio manager, the bonus component is subject to manager’s location within a ranking system whereby performance is compared to that of a manager’s peers. Determination of the performance portion of the compensation is measured on a pre-tax basis and includes such factors as portfolio returns relative to benchmark indices default losses, impaired sales and other criteria. Any long-term compensation, including stock options, is not performance based, but is distributed on certain vesting dates.

Wellington Management’s Portfolio Manager Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and SunAmerica Asset Management Corp. on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended March 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund managed by the Portfolio Manager compared to the Citigroup High Yield Market Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Jones is a partner of the firm.

Potential Conflicts of Interest

As shown in the tables above, the portfolio managers are responsible for managing other accounts for multiple clients, including affiliated clients (“Other Client Accounts”), in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The portfolio managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.

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Trade Allocations. One situation where a conflict may arise between a Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, the Adviser or the subadviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds, the Adviser and the subadviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund, the Adviser and the subadviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

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Allocation of Portfolio Managers’ Time. The portfolio managers’ management of the Funds and Other Client Accounts may result in a portfolio manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Adviser and/or the subadviser, as the case may be, seek to manage such competing interests for the time and attention of the portfolio managers. Although the Adviser and the subadviser do not track the time a portfolio manager spends on the Fund or a single Other Client Account, they do periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager’s accounts. In certain instances, portfolio managers may be employed by two or more employers.

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Personal Trading by Portfolio Managers. The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While generally, the Adviser’s and subadviser’s Codes of Ethics will impose limits on the ability of a portfolio manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and subadviser’s Codes of Ethics will eliminate such conflicts.

Wellington Management.

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (the “Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Personal Securities Trading

The Trust, SunAmerica and the Distributor have adopted a written Code of Ethics (the “SunAmerica Code”) pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics restrict the personal investing by certain access persons of the Funds in securities that may be held or purchased by the Funds to ensure that such investments do not disadvantage the Funds. SunAmerica reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica during the quarter. The SunAmerica Code is filed as an exhibit to the Funds’ registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds’ Prospectus.

Each of Wellington Management, PineBridge and AMG (the “Subadvisers”) has adopted a written Code of Ethics Wellington Management’s Code of Ethics. Further, the Subadvisers report to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons.

The Distributor

The Trust, on behalf of each Fund, has entered into a distribution agreement (the “Distribution Agreement”) with SunAmerica Capital Services, Inc. (“SACS” or the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see “Distribution Plans” below).

The Distribution Agreement continues in effect from year to year, with respect to each Fund, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the Disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days’ written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including firms affiliated with the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid by any investor.

Distribution Plans. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the “Class A Plan,” the “Class B Plan,” and the “Class C Plan,” and, collectively, the “Distribution Plans”). Reference is made to “Fund Management” in the Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of 0.10% of average daily net assets of such Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Fund at the annual rate of 0.75% of the average daily net assets of such Fund’s Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.

The following table sets forth the distribution and account maintenance fees the Distributor received from the Funds for the fiscal years ended March 31, 2010.

Distribution and Service Maintenance Fees

	2010
Fund	Class A	Class B	Class C
U.S. Government Securities Fund	$560,065	$111,897	$176,847
GNMA Fund	$1,129,051	$376,460	$775,794
Strategic Bond Fund	$951,627	$447,421	$2,425,373
High Yield Bond Fund	$266,642	$191,104	$432,615
Tax Exempt Insured Fund	$198,036	$24,150	$161,572

During the fiscal year ended March 31, 2010, the Distributor incurred the following expenses in connection with its distribution of the Funds’ shares:

SunAmerica U.S. Government Securities Fund	Class A	Class B	Class C
Compensation to sales personnel	$103,496	$6,596	$17,261
Compensation to broker-dealers*	$359,336	$41,203	$106,711
Advertising	$15,533	$1,642	$2,289
Printing and mailing of prospectuses to other than current shareholders	$2,102	$132	$228
Other Expenses#	$15,116	$2,498	$3,047

SunAmerica GNMA Fund	Class A	Class B	Class C
Compensation to sales personnel	$702,783	$28,492	$242,057
Compensation to broker-dealers*	$713,911	$216,920	$594,124
Advertising	$50,153	$6,400	$12,572
Printing and mailing of prospectuses to other than current shareholders	$4,127	$467	$1,014
Other Expenses#	$28,210	$4,677	$8,038

SunAmerica Strategic Bond Fund	Class A	Class B	Class C
Compensation to sales personnel	$541,716	$61,307	$393,818
Compensation to broker-dealers*	$529,349	$437,600	$1,531,138
Advertising	$30,323	$5,551	$27,126
Printing and mailing of prospectuses to other than current shareholders	$3,688	$595	$3,298
Other Expenses#	$24,332	$5,340	$21,897

SunAmerica High Yield Bond Fund	Class A	Class B	Class C
Compensation to sales personnel	$104,296	$12,708	$34,479
Compensation to broker-dealers*	$165,043	$96,546	$330,314
Advertising	$8,392	$2,551	$5,025
Printing and mailing of prospectuses to other than current shareholders	$1,039	$256	$587
Other Expenses#	$7,967	$3,189	$5,196

SunAmerica Tax-Exempt Insured Fund	Class A	Class B	Class C
Compensation to sales personnel	$101,636	$5,245	$47,979
Compensation to broker-dealers*	$119,108	$28,276	$142,393
Advertising	$5,833	$859	$2,141
Printing and mailing of prospectuses to other than current shareholders	$760	$30	$211
Other Expenses#	$6,306	$1,790	$2,943

*	For Class B and Class C shares, these amounts include advance commissions paid out to broker-dealers, if any.
#	Other Expenses include miscellaneous printing and marketing overhead expenses.

Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the Disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees. In the Trustees’ quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

Payments to Financial Institutions

As described in the Prospectus, the Distributor, SunAmerica, or their affiliates may make payments to Financial Institutions, other than the standard dealer concessions listed under “Calculation of Sales Charges“ in the Prospectus, or the distribution or service fees that may be made by the Distributor to Financial Institutions pursuant to the Distribution Plans. The additional payments may be made in the form of sales charge or service fee payments over and above the standard payment rate (made by the Distributor to broker-dealers in connection with distribution-related or accountant maintenance services under the Distribution Plans), or in the form of other “revenue sharing“ payments that may be paid to Financial Institutions, as described in the Prospectus. These additional payments are collectively referred to as “revenue sharing payments.“

The Distributor, SunAmerica and their affiliates make revenue sharing payments to Financial Institutions that generally range from 0.01% to 0.12% of Fund assets serviced and maintained by the Financial Institution and/or from 0.05% to 0.30% of gross or net sales of Fund shares attributable to the Financial Institution. Payments may also take the form of flat fees payable on a one-time or periodic basis, including, but not limited to, in connection with the initial set-up of the Fund on a Financial Institution’s platform, for inclusion on a Financial Institution’s preferred list of funds offered to its clients or for other marketing, sales support, educational or training programs.

The list below includes the names of the Financial Institutions that received revenue sharing payments in connection with distribution-related or other services provided to the Funds in the calendar year ended December 31, 2009. This list is subject to change and the Distributor, SunAmerica, or their affiliates may, from time to time revise or terminate existing arrangements with such entities, or may enter into new arrangements with Financial Institutions that are not presently listed below.

American Financial Services, Inc.

Ameriprise Financial

Cambridge Investment Research Inc.

Charles Schwab & Co

D A Davidson & Company

FSC Securities Corporation

Janney Montgomery

JJB Hilliard, WL Lyons

Linsco/Private Ledger

Merrill Lynch

Mesirow Financial

Morgan Keegan

Morgan Stanley

Multi Financial Securities Corp.

National Financial Services/Fidelity Services

National Planning Corp.

Oppenheimer

Prudential

Raymond James & Associates

RBC Dain Rauscher

Robert W Baird

Royal Alliance Associates, Inc.

Sagepoint Financial, Inc.

Salomon Smith Barney

Sigma Financial Corp.

Stifel, Nicolaus & Co, Inc.

SunSet Financial

TD AmeriTrade

Total Investment Management

UBS

VALIC Financial Advisors

Vanguard Group

Wachovia Securities

Walnut Street Securities

Wells Fargo

These payments may create a conflict of interest by influencing the Financial Institution and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Institution’s Website for more information.

In addition to the dealer concessions and the Distribution Plan and revenue sharing payments described above and in the Prospectus, the Funds, Distributor, SunAmerica or their affiliates may also make payments to Financial Institutions in connection with administrative, sub-accounting and networking services (i.e., services to support the electronic transmission of shareholder orders through the National Securities Clearing Corporation). These fees are separate from the fees described above and from the fees paid by the Funds to SAFS, the Transfer Agent or to SunAmerica pursuant to the Administrative Services Agreement.

The Servicing Agent. The Trust has entered into a service agreement (the “Service Agreement”), under the terms of which SunAmerica Fund Services, Inc. (“SAFS” or the “Servicing Agent”), an affiliate of SunAmerica, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the Disinterested Trustees.

Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B and Class C. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services (“BFDS” and with State Street, the “Transfer Agent”) (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). The out-of-pocket charges of the Transfer Agent include charges for services relating to anti-money laundering procedures under the USA PATRIOT Act of 2001, as amended. For further information regarding the Transfer Agent, see the section entitled “Additional Information” below.

Service Fees

2010

Fund	Class A	Class B	Class C
U.S. Government Securities Fund	$352,041	$24,618	$38,907
GNMA Fund	$709,689	$82,821	$170,675
Strategic Bond Fund	$598,166	$98,433	$533,582
High Yield Bond Fund	$167,603	$42,043	$95,175
Tax Exempt Insured Fund	$124,480	$5,313	$35,546

2009

Fund	Class A	Class B	Class C
U.S. Government Securities Fund	$415,951	$34,813	$38,991
GNMA Fund	$663,817	$96,183	$103,307
Strategic Bond Fund	$814,251	$100,492	$516,610
High Yield Bond Fund	$205,551	$59,720	$109,723
Tax Exempt Insured Fund	$105,038	$7,111	$16,449

2008

Fund	Class A	Class B	Class C
U.S. Government Securities Fund	$369,295	$30,459	$26,190
GNMA Fund	$700,769	$110,183	$63,897
Strategic Bond Fund	$1,081,555	$117,989	$546,302
High Yield Bond Fund	$396,603	$94,379	$170,231
Tax Exempt Insured Fund	$105,232	$9,254	$8,491

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting Responsibility. The Funds have adopted policies and procedures for the voting of proxies relating to Fund securities (the “Policies”). The Policies were drafted according to recommendations by SunAmerica and an independent proxy voting agent. The Policies enable the Trust to vote proxies in a manner consistent with the best interests of the Funds and the Funds’ shareholders. A committee has been established (the “Proxy Voting Committee”) to administer the voting of all Fund proxies in accordance with the Policies. The Proxy Voting Committee will consist of a member of the Investment Management Department, at least one member of the Legal and Compliance Departments, and at least one person with respect to SunAmerica who oversees subadvisers (with respect to Funds, the investment discretion over which is delegated to a subadviser) or their designees.

The Proxy Voting Committee has engaged the services of an independent voting agent to assist in issue analyses, vote recommendations for proxy proposals, and to assist the Funds with certain responsibilities including recordkeeping of proxy votes.

The Funds are generally a passive investor in holding portfolio securities, seeking to maximize shareholder value, but not necessarily to exercise control over the issuers of portfolio securities, or otherwise advance a particular agenda. The Funds generally will abstain on “social issue proposals” as described herein.

In addition, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting. The Board had determined that the costs of voting proxies with respect to such shares of foreign companies generally outweigh any benefits that may be achieved by voting such proxies. The costs of voting such proxies include the potentially serious portfolio management consequences of reduced flexibility to sell the shares at the most advantageous time for the particular Fund. As a result, such proxies generally will not be voted in the absence of an unusual, significant vote of compelling economic importance.

Case-By-Case Voting Matters. The Proxy Voting Committee has established proxy voting guidelines (the “Guidelines”), which identify certain vote items to be determined on a case-by-case basis. In these circumstances, and in proposals not specifically addressed by the Policies, the Proxy Voting Committee generally will rely on guidance or a recommendation from the independent proxy voting agent or other sources. In these instances, the Proxy Voting Committee will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.

Examples of the Fund’s Positions on Voting Matters. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:

•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote on a case-by-case basis on most mutual fund matter shareholder proposals to terminate the investment adviser;

•	Vote on a case-by-case basis regarding merger and acquisition matters;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios;*

•	Not vote proxies for securities that are out on loan;**

•	Vote on a case-by-case basis on equity compensation plan

Conflicts of Interest. Members of the Proxy Voting Committee will resolve conflicts of interest presented by a proxy vote. In practice, application of the Guidelines will in most instances adequately address any possible conflicts of interest, as votes generally are affected according to the policies or recommendations of the independent proxy voting agent.

However, if a situation arises where a vote presents a conflict between the interests of a Fund’s shareholders and the interest of SunAmerica, the Fund’s principal underwriter, or one of SunAmerica’s or the underwriter’s affiliates, and the conflict is known to the Proxy Voting Committee, the Committee will consult with one Trustee who is not an “interested person,” as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interest of its shareholders. Any individual with a known conflict may be required by the Proxy Voting Committee to recuse himself or herself from being involved in the proxy voting decision.

*	Only applicable to index and passively managed funds in the SunAmerica Fund Complex. The Boards of the applicable funds have determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Funds retain a particular security. That is, the funds will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the funds will make a determination to retain or sell a security based on whether the index retains or deletes the security.
**	The Boards of the SunAmerica funds that have approved the lending of portfolio securities have determined that the costs of voting proxies with respect to securities that are out on loan generally outweigh any benefit that may be achieved by the voting of such proxies. The costs of voting such proxies include the opportunity cost of lost securities lending income when securities are recalled from a loan. However, under certain circumstances, including where the investment adviser and/or subadviser to a Fund determines that a proxy vote is materially important to the Fund’s interest and where it is feasible to recall the security on a timely basis, the investment adviser will use its reasonable efforts to recall the security.

Proxy Voting Records. The Proxy Voting Committee will be responsible for documenting its basis for any determination to vote in a non-uniform or contrary manner, as well as, for ensuring the maintenance of records for each proxy vote cast on behalf of the Funds. The independent proxy voting agent will maintain records of voting decisions for each vote cast on behalf of the Fund. The proxy voting record for the most recent twelve-month period ended June 30th, is available on the SEC’s website at http://www.sec.gov.

Board Reporting. The Funds’ Chief Compliance Officer will provide a summary report at each quarterly meeting of the Boards which describes any Proxy Voting Committee meeting(s) held during the prior quarter.

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Fund’s portfolio holdings information have been publicly disclosed, it is the Funds’ policy that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain other conditions described below or as set forth in the Funds’ policy.

The Funds’ complete portfolio holdings are publicly available via SEC filings made by the Funds on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarters.

In addition, the Funds’ top-ten holdings information will be made available on the Funds’ website on a monthly basis. The Funds’ top-ten holdings at the end of each month will be posted on the first business day following the 15th day of the following month. Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser’s Legal Department. The Funds and their affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance departments of the Adviser. The Fund’s Chief Compliance Officer or the Adviser’s Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party and it is determined that no material conflicts between the Fund’s shareholders and the Fund’s affiliates exist. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Fund’s operation or is in the Fund’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Fund for any reason.

Non-public holdings information may be provided to the Funds’ service providers on an as-needed basis in connection with the services provided to the Funds by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Funds’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Funds. Portfolio holdings information may also be provided to the Funds’ Board. The entities to which the Funds’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Funds are required to maintain the confidentiality of the information provided.

At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Funds and the purpose for such disclosure.

Each of the below listed third parties have been informed of their duty of confidentiality and have been approved to receive information concerning the Funds’ holdings:

1.	Subadvisers. Each Subadviser is continuously provided with the entire portfolio holdings for each Fund that it subadvises on a daily basis.

2.	PricewaterhouseCoopers LLP (“PwC”). PwCis provided with entire portfolio holdings information during periods in which it performs its audits or reviews of the Funds' financial statements. PwCdoes not disclose to third parties information regarding the Funds’ holdings.

3.	State Street. State Street, as custodian to the Funds, has daily access to the entire holdings of each Fund. State Street does not disclose or release information regarding the Funds’ holdings except as instructed by the Funds.

4.	Lipper, Inc. (“Lipper”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a monthly basis. This information is disclosed approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Fund.

5.

Morningstar, Inc. (“Morningstar”). Morningstar is a subscription-based service where certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Funds is available only with a subscription. State Street forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar’s

DataLab product, entire portfolio holdings information is available to subscribers approximately one week after Morningstar’s receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) days after its receipt of such information.

6.	S&P. The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Fund’s asset class and category in order to place each Fund in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Fund, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Fund.

7.	Bloomberg LLP (“Bloomberg”). The Performance Measurement Group discloses the entire portfolio holdings information for each Fund on a quarterly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Bloomberg’s various databases within one (1) to fourteen (14) days of its receipt.

8.	Financial Printers. Fund Accounting provides various financial printers with portfolio holdings information within sixty (60) days after each portfolio’s fiscal quarter. Financial printers assist the Funds with the filing of their annual and semi-annual shareholder reports and quarterly regulatory filings with the SEC and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC’s EDGAR database.

9.	Investment Company Institute (“ICI”). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Funds on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Fund’s holding information publicly.

10.	Manhattan Creative Partners (d/b/a “Diligent”). Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven (7) days as of the month end. Diligent services the website of the retail funds advised by SunAmerica. Diligent also hosts the Board’s online meeting materials.

11.	Marketing Firms. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree Enterprises, Primelook, Inc., RI Communications Group, and John Fink Ink. Depending on the Funds and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Funds or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Funds’ portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

12.	Institutional Shareholder Services (“ISS”). ISS downloads both daily and weekly portfolio information (i.e., custodian identification number, security identification number, share position and description of the security) through State Street Insight System. This information is used for the purposes of voting proxies on behalf of the Fund, evaluating the Fund’s eligibility for participating in, and filing proofs of claim on behalf of, the Fund in securities class action lawsuits. ISS does not publicly disclose the information except as may be required when filing a proof of claim in connection with a Fund’s participation in a securities class action lawsuit. SunAmerica’s contract with ISS includes confidentiality disclosure.

FUND TRANSACTIONS AND BROKERAGE

SunAmerica and the subadvisers, as applicable, are responsible for decisions to buy and sell securities for each respective Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers.

The primary consideration of SunAmerica and the subadvisers in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. SunAmerica or a subadviser may, however, select broker-dealers that provide it with research services – including analyses and reports concerning issues, industries, securities, economic factors and trends – and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to SunAmerica or a subadviser with respect to clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to SunAmerica or a subadviser by a broker. SunAmerica and the subadvisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing SunAmerica or a subadviser’s research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of SunAmerica or a subadviser’s investment advice. The investment advisory fees paid by the Funds are not reduced because SunAmerica receives such services. When making purchases of underwritten issues with fixed underwriting fees, SunAmerica or a subadviser may designate the use of broker-dealers who have agreed to provide it with certain statistical, research and other information.

Also, subject to best price and execution and consistent with applicable securities laws and regulations, SunAmerica or a subadviser may direct brokerage to certain broker-dealers under an agreement whereby these broker-dealers would pay designated Fund expenses, including, for example, custody expenses. It is possible that broker-dealers participating in this program in the future might be affiliated with SunAmerica or subadviser, subject to applicable legal requirements. The brokerage of one Fund will not be used to help pay the expenses of any other SunAmerica mutual fund. SunAmerica will continue to waive its fees or reimburse expenses for any Fund for which it had agreed to do so. All expenses paid through expense offset arrangements resulting for broker commission recapture will be over and above such waivers and/or reimbursements, so that SunAmerica will not receive any direct or indirect economic benefit from the directed brokerage arrangements. By entering into these types of expense offset arrangements, a Fund can reduce expenses reported to shareholders in its statement of operations, fee table and expense ratio, and can increase its reported yield.

Although the objectives of other accounts or investment companies which SunAmerica or a subadviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Funds and one or more other accounts or investment companies which SunAmerica or a subadviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by SunAmerica or a subadviser. SunAmerica or a subadviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

The securities in which the Funds invest are traded primarily in the over-the-counter markets and, therefore, the Funds do not generally incur brokerage commissions in connection with the purchase and sale of portfolio securities. For the fiscal years ended March 31, 2010, 2009, and 2008, the Funds paid the following in brokerage commissions:

2010

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers

U. S. Gov. Securities Fund	$—	$—	0%	0%
GNMA Fund	$—	$—	0%	0%
Strategic Bond Fund	$6,933	$—	0%	0%
High Yield Bond Fund	$3,139	$—	0%	0%
Tax Exempt Insured Fund	$—	$—	0%	0%

2009

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
U. S. Gov. Securities Fund	$—	$—	0%	0%
GNMA Fund	$—	$—	0%	0%
Strategic Bond Fund	$4,186	$—	0%	0%
High Yield Bond Fund	$11,445	$—	0%	0%
Tax Exempt Insured Fund	$—	$—	0%	0%

2008

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker- Dealers	Percentage of Commissions Paid to Affiliated Broker- Dealers	Percentage of Amount of Transactions Involving Payments of Commissions to Affiliated Broker- Dealers
U. S. Gov. Securities Fund	$—	$—	0%	0%
GNMA Fund	$—	$—	0%	0%
Strategic Bond Fund	$1,158	$—	0%	0%
High Yield Bond Fund	$6,994	$—	0%	0%
Tax Exempt Insured Fund	$—	$—	0%	0%

The following table sets forth each Fund’s holdings of securities of the Trust’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of March 31, 2010.

Fund	Broker Dealer	Amount($) (000’s)		Debt/ Equity
Strategic Bond Fund

JP Morgan Chase & Co.

Bank of America Corp.

Merrill Lynch & Co., Inc.

Morgan Stanley

Credit Suisse Securities (USA), LLC

Barclays Capital, Inc.

Citigroup Global Markets, Inc.

Goldman Sachs & Co.

State Street Bank & Trust Co.

UBS Securities LLC

Wachovia Securities LLC

JP Morgan Chase & Co.

Deutsche Bank Securities, Inc.

Wachovia Securities LLC

		$ $ $ $ $ $ $ $ $ $ $ $ $ $	2,473 5,782 704 2,553 184 713 4,425 721 17,616 770 4,450 479 289 293	Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt Debt Equity Debt Equity

High Yield Bond Fund	Citigroup Global Markets, Inc. Barclays Capital, Inc. UBS Securities LLC	$ $ $	2,458 804 308	Debt Debt Debt

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

Information regarding the purchase of shares is located in the Shareholder Account Information section of the Funds’ Prospectus and is hereby incorporated by reference.

Upon making an investment in shares of a Fund, an open account will be established under which shares of such Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder’s account by the Transfer Agent. Shareholders will not be issued certificates for their shares unless they specifically so request in writing, but no certificate is issued for fractional shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

Shareholders who have met the Funds’ minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. Dollar cost averaging does not assure a profit or protect against loss in a declining market. Since this strategy involves continuous investments, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels. At the shareholder’s election, such purchases may be made from his or her bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.

Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed: (i) at the time of purchase (Class A shares); or (ii) on a deferred basis (Class B, Class C and certain Class A shares). Class C shares, previously designated as Class II shares, had sales charges imposed on a deferred basis with a front-end sales load prior to their redesignation. Reference is made to “Shareholder Account Information” in the Prospectus for certain information as to the purchase of Fund shares.

The following tables set forth the front-end sales charges with respect to Class A shares of each Fund, the amount of the front-end sales charges which was retained by the Distributor, the amount of the front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class A, Class B and Class C shares of each Fund, if any, received by the Distributor for the fiscal years ended March 31, 2010, 2009 and 2008.

2010

Fund	Front-End Sales Concessions (Class A Shares)	Front-End Sales Concessions Retained by Distributor (Class A Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class A Shares)	Front-End Sales Concessions Reallowed to Non-Affiliated Broker-Dealers (Class A Shares)	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class B Shares
U. S. Government Securities Fund	$71,371	$11,619	$11,148	$48,604	$(1,296)	$21,180
GNMA Fund	$476,193	$79,749	$56,742	$339,702	$4,315	$44,738
Strategic Bond Fund	$395,013	$64,977	$45,130	$284,906	$6,547	$75,580
High Yield Bond Fund	$152,764	$25,741	$19,367	$107,656	$510	$44,157
Tax Exempt Insured Fund	$125,929	$21,479	$26,005	$78,445	$20,000	$3,269

Fund	Front-End Sales Concessions (Class C Shares)	Front-End Sales Concessions Retained by Distributor (Class C Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class B Shares)	Contingent Deferred Sales Charge Class C Shares
U. S. Government Securities Fund	$—	$—	$—	$6,573
GNMA Fund	$—	$—	$—	$50,973
Strategic Bond Fund	$—	$—	$—	$30,702
High Yield Bond Fund	$—	$—	$—	$5,842
Tax Exempt Insured Fund	$—	$—	$—	$5,111

2009

Fund	Front-End Sales Concessions (Class A Shares)	Front-End Sales Concessions Retained by Distributor (Class A Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class A Shares)	Front-End Sales Concessions Reallowed to Non-Affiliated Broker-Dealers (Class A Shares)	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class B Shares
U. S. Government Securities Fund	$145,163	$24,011	$25,015	$96,137	$20,596	$27,094
GNMA Fund	$649,613	$108,182	$101,448	$439,983	$9,120	$50,025
Strategic Bond Fund	$382,963	$64,366	$54,301	$264,296	$9,945	$120,772
High Yield Bond Fund	$156,340	$25,954	$15,700	$114,686	$755	$88,885
Tax Exempt Insured Fund	$70,563	$11,708	$15,623	$43,232	$1,322	$2,806

Fund	Front-End Sales Concessions (Class C Shares)	Front-End Sales Concessions Retained by Distributor (Class C Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class B Shares)	Contingent Deferred Sales Charge Class C Shares
U. S. Government Securities Fund	$—	$—	$—	$7,214
GNMA Fund	$—	$—	$—	$33,532
Strategic Bond Fund	$—	$—	$—	$48,961
High Yield Bond Fund	$—	$—	$—	$12,870
Tax Exempt Insured Fund	$—	$—	$—	$3,126

2008

Fund	Front-End Sales Concessions (Class A Shares)	Front-End Sales Concessions Retained by Distributor (Class A Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class A Shares)	Front-End Sales Concessions Reallowed to Non-Affiliated Broker-Dealers (Class A Shares)	Contingent Deferred Sales Charge Class A Shares	Contingent Deferred Sales Charge Class B Shares
U. S. Government Securities Fund	$61,647	$10,715	$9,810	$41,122	$4,009	$17,041
GNMA Fund	$74,375	$12,593	$23,110	$38,672	$930	$126,267
Strategic Bond Fund	$703,081	$117,921	$101,208	$483,952	$6,448	$137,639
High Yield Bond Fund	$301,614	$51,274	$36,407	$213,933	$11,571	$115,700
Tax Exempt Insured Fund	$68,027	$13,329	$28,753	$25,945	$—	$6,014

Fund	Front-End Sales Concessions (Class C Shares)	Front-End Sales Concessions Retained by Distributor (Class C Shares)	Front-End Sales Concessions Reallowed to Affiliated Broker-Dealers (Class B Shares)	Contingent Deferred Sales Charge Class C Shares
U. S. Government Securities Fund	$—	$—	$—	$12,878
GNMA Fund	$—	$—	$—	$1,207
Strategic Bond Fund	$—	$—	$—	$79,709
High Yield Bond Fund	$—	$—	$—	$21,748
Tax Exempt Insured Fund	$—	$—	$—	$208

Dealer Reallowances. Class A shares of the Funds are sold subject to a front-end sales charge, as described in the prospectus. The Distributor pays commissions to dealers who sell Class A shares in the form of a “reallowance” of a portion of the sales charge paid on the purchase of those shares. The Distributor reallows the following amounts with respect to the Funds:

Amount of Investment	Sales Charge to Shareholder (% of Offering Price)	Reallowance to Dealers (% of Offering Price)
Less than $100,000	4.75%	4.00%
$100,000 but less than $250,000	3.75%	3.00%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.00%	1.75%
$1,000,000 or more	None	Up to 1.00%

CDSCs Applicable to Class B Shares. Class B shares issued on or after January 2, 2002 are subject to the CDSC schedule set forth in the Prospectus.

Waiver of CDSCs. As discussed under “Shareholder Account Information” in the Prospectus, CDSCs may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed

Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver: (i) the disability must arise after the purchase of shares; and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Distributions. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

Systematic Withdrawal Plan. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor’s account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

Purchases through the Distributor

An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor’s dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange (“NYSE”) that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check

Checks should be made payable to the specific Fund or payable to SunAmerica Mutual Funds. A personal check for an investor should be drawn from the investor’s bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9186 and the shareholder’s account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the U.S. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Fund at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See “Shareholder Account Information” in the Prospectus.)

Purchase by Federal Funds Wire

An investor may make purchases by having his or her bank wire federal funds to the Trust’s Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Fund’s close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

1.	You must have an existing SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at: 816-218-0519.

2.	Call SunAmerica Fund Services’ Shareholder Services, toll free at 800-858-8850, to obtain your new account number.

3.	Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, [name of Fund, Class] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of SunAmerica and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended, that offer the Funds as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Fund or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under “Shareholder Account Information” in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

(i) an individual, or a “company” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);

(ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

(iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

(iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

(v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

(vi) group purchases as described below.

A combined purchase currently may also include shares of other funds in the SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at current net asset value), amounts to $100,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

The shareholder’s dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Funds or of other funds advised by Adviser which impose a sales charge at the time of purchase to be achieved through any number of investments over a thirteen-month period of $100,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor.

The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased after the date that the original Letter of Intent went into effect and during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class C shares are not included in calculating the purchased amount of a Fund’s shares.

Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

Reference is made to ‘Shareholder Account Information’ in the Prospectus for certain information as to the redemption of Fund shares.

If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds, may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled ‘Determination of Net Asset Value,’ and such valuation will be made as of the same time the redemption price is determined

EXCHANGE PRIVILEGE

Shareholders in the Funds may exchange their shares for the same class of shares of any other Fund or other funds distributed by the Distributor that offer such class at the respective net asset value per share.

Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. The Funds reserve the right to reject exchange requests made through this program that are less than $50. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days’ written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at 800-858-8850.

If a shareholder acquires Class A shares through an exchange from another of SAMF where the original purchase of such Fund’s Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any, as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be ‘tacked’ with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

A shareholder who acquires Class B or Class C shares through an exchange from another SAMF will retain liability for any CDSC outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be ‘tacked’ with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

Because excessive trading (including short-term ‘market timing’ trading) can hurt a Fund’s performance, each Fund may refuse any exchange sell order: (1) if it appears to be a market timing transaction involving a significant portion of a Fund’s assets; or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of SunAmerica, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets. In particular, a pattern of exchanges that coincide with a ‘market timing’ strategy may be disruptive to the Fund and may therefore be refused.

DETERMINATION OF NET ASSET VALUE

Shares of each class of each Fund are valued at least daily as of the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

Non-convertible bonds and debentures, other long-term debt securities, and short-term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

As of the close of regular trading on the NYSE, securities traded primarily on security exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. For foreign equity securities, the Funds use an outside pricing service to provide closing market prices and information used for adjusting those prices.

Securities for which market quotations are not readily available, or if a development/significant event occurs that may significantly impact the value, those securities are valued as determined pursuant to procedures adopted in good faith by the Board of Trustees. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds. The value of any shares of open-end funds held by a Fund will be calculated using the NAV of such fund. The prospectuses for any such open-end fund should explain the circumstances under which these funds use fair value pricing and the effects of using fair value pricing.

Forward contracts are valued at the 4:00 p.m. Eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of SunAmerica, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Senior Secured Floating Rate Loans (“Loans”) for which an active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. Dividends from net investment income are declared daily and paid monthly.

Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

Taxes. Each Fund is qualified, intends to remain qualified and elects to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, each Fund generally must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, certain other related income (including, but not limited to, gains from options, futures or forward contracts) and net income derived from qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund’s assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers of which 20% or more of the voting securities held by the Fund and which are engaged in the same or similar trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a Fund's being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gain net income, i.e., long-term capital gains in excess of its short-term capital losses, for the one year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gain net income for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it is actually paid during such year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 in the calendar year in which such dividend is declared, rather than as of the date on which the distributions are received.

If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible: (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

Distributions of net investment income and short-term capital gains (‘ordinary income dividends’) are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund’s gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Because each of the Funds will invest principally in debt securities, it is anticipated that ordinary income dividends paid by any Fund generally will not qualify for the dividends received deduction. In addition, dividends paid by a Fund generally will not qualify for the capital gain tax rate applicable to certain dividends, called “qualified dividend income.” Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares and are not eligible for the dividends received deduction for corporations. The maximum capital gains rate for individuals generally is 15% currently. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. At March 31, 2010, Strategic Bond Fund and High Yield Bond Fund had capital loss carry-forwards of $93,954,102 and $101,752,662, respectively, each of which will expire between 2011 and 2018.

A portion of the Funds’ distributions may, however, be treated as “qualified dividend income,” taxable to individuals at a maximum U.S. federal tax rate of 15%. A distribution is treated as qualified dividend income to the extent that a Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., foreign corporations incorporated in certain countries with a comprehensive tax treaty with the U.S. or where stock is traded on an established securities market in the U.S. and which are not passive foreign investment companies) provided that holding period and other requirements are met both by the Fund and the Shareholders. To the extent the Funds’ distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Recent legislation will impose, beginning in 2013, a new 3.8 percent Medicare contribution tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Upon a sale or exchange of its shares, a shareholder may recognize a taxable gain or loss in an amount equal to the difference between the proceeds of the sale or exchange and the shareholder’s adjusted tax basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (by dividend reinvestments or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. To the extent not disallowed, any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder, and any undistributed capital gains included in income by such shareholder with respect to such shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund’s assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of each Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

The Code includes special rules applicable to listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last business day of such fiscal year for U.S. federal income tax purposes (“marked-to-market”). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When calls written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term capital gain or loss, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

A substantial portion of each Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions in which is a Section 1256 contract would constitute a “mixed straddle” under the Code. The rules governing the taxation of straddles include: (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position; (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period; (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain capital losses from short-term to long-term; and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Code Section 1259 will require the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

Each Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In addition, a Fund’s investment in contingent payment or inflation-indexed debt instruments may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.

With respect to the Tax Exempt Insured Fund, distributions out of net investment income attributable to interest received on tax-exempt securities (“exempt-interest dividends”) will be exempt from federal income tax when paid to shareholders provided that 50% or more of the value of the Funds assets at the end of each quarter of its taxable year is invested in obligations, the interest on which is excluded from gross income pursuant to Section 103 of the Code. It should be noted, however, that interest on certain “private activity bonds” issued after August 7, 1986, is an item of tax preference for purposes of the alternative minimum tax, and in any event all exempt interest dividends whether or not treated as a tax preference, must be taken into account by corporate shareholders for purposes of determining the amount of the adjustment to corporate alternative minimum taxable income based on adjusted current earnings. The Fund anticipates that a portion of its investment may be made in such “private activity bonds” with the result that a portion of the exempt-interest dividends paid by that Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Moreover, shareholders should be aware that, while exempt from federal income tax, exempt-interest dividends may be taxable for state and local tax purposes. Any loss realized by a shareholder on the sale of shares of the Tax Exempt Insured Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividend received thereon. Moreover, a shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry shares of the Tax Exempt Insured Fund to the extent that the Fund distributes exempt-interest dividends to the shareholders during the taxable year.

Tax exempt bonds purchased after April 30, 1993, are subject to the market discount rules. Therefore, any gain on the disposition of such a bond (including the receipt of a partial principal payment) that was acquired for a price less than the principal amount (or in the case of a bond issued with original issue discount, the adjusted issue price at the time of purchase) of the bond is treated as ordinary taxable income to the extent of the accrued market discount.

A Fund may be required to backup withhold U.S. federal income tax at a current rate of 28% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld generally may be credited against a shareholder’s U.S. federal income tax liability.

For foreign shareholders of a Fund, a distribution attributable to a Fund’s sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of a

Fund’s assets is invested in REITs and other U.S. real property interests and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Fund’s assets are invested in REITs and other U.S. real property holding corporations. Disposition of Fund shares by foreign shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of a Fund’s assets are invested in REITs and other U.S. real property holding corporations, the Fund is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of a Fund at any time during the five-year period ending on the date of disposition.

These rules, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and a Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder’s shares of a Fund will cause a Fund to recognize gain. If a Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over a Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of a Fund during the five-year period ending on the date of redemption for redemptions.

For taxable years beginning before January 1, 2010, distributions that a Fund designates as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder.

The above expiration date of December 31, 2009, for certain provisions has been proposed to be extended by one year, but to date such proposed legislation has not been enacted.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, a Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which a Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of a Fund’s net short-term capital gain over a Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Legislation has been proposed under which this provision would be extended to taxable year beginning before January 1, 2011; this extension, if enacted, would be applied retrospectively.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2009.

The foregoing is a general abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

RETIREMENT PLANS

Shares of the Funds (other than the Tax Exempt Insured Fund) may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at 800-858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee’s paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee’s income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee’s paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, in 2010, unmarried individuals with adjusted gross income of up to $105,000, and married couples who file a joint return and have joint adjusted gross income of up to $167,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Coverdell Education Savings Account. Coverdell Education Savings Accounts were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to a Coverdell Education Savings Account on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

Individual 401(k) The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001. The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402(g). In addition, because of its smaller size, the Individual (k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

DESCRIPTION OF SHARES

Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

Currently, five series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund, and Tax Exempt Insured Fund. Each Fund offers three Classes of shares: Class A, Class B and Class C. In the future, the Trustees may authorize the creation of additional series of shares which may have fee structures different from existing classes and/or may be offered only to certain qualified investors so as to be able to offer to investors additional investment funds within the Trust that would operate independently from the Trust’s present Funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each class of shares of the Trust represents the interests of the shareholders of that Fund in a particular portfolio of Trust assets.

Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund’s policies, only shareholders of the series affected by the matter may be entitled to vote.

Where applicable, each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan. In addition, each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other funds advised by SunAmerica. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.

The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances, may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

ADDITIONAL INFORMATION

Computation of Offering Price per Share.

The offering price for Class A, Class B and Class C shares of the Funds, based on the net asset value of each Fund as of March 31, 2010, is calculated as follows:

U.S. Government Securities Fund
	Class A	Class B**	Class C***
Net Assets	$159,027,885	$8,578,113	$14,893,507
Number of Shares Outstanding	$16,646,204	$897,570	$1,560,085
Net Asset Value (net assets divided by number of shares)	$9.55	$9.56	$9.55
Sales Charge: for Class A Shares: 4.75% of offering price (4.99% of net asset value per share)*	$0.48	$—	$—
Offering Price	$10.03	$9.56	$9.55

GNMA Fund
	Class A	Class B**	Class C***
Net Assets	$290,727,591	$31,715,063	$72,984,625
Number of Shares Outstanding	$24,803,282	$2,698,893	$6,202,886
Net Asset Value (net assets divided by number of shares)	$11.72	$11.75	$11.77
Sales Charge: for Class A Shares: 4.75% of offering price (4.99% of net asset value per share)*	$0.58	$—	$—
Offering Price	$12.30	$11.75	$11.77

Strategic Bond Fund
	Class A	Class B**	Class C***
Net Assets	$287,960,381	$50,124,709	$256,238,770
Number of Shares Outstanding	$86,582,684	$15,075,456	$76,741,161
Net Asset Value (net assets divided by number of shares)	$3.33	$3.32	$3.34
Sales Charge: for Class A Shares: 4.75% of offering price (4.99% of net asset value per share)*	$0.17	$—	$—
Offering Price	$3.50	$3.32	$3.34

High Yield Bond Fund

	Class A	Class B**	Class C***
Net Assets	$79,244,735	$18,185,707	$44,656,354
Number of Shares Outstanding	$23,570,950	$5,400,065	$13,207,145
Net Asset Value (net assets divided by number of shares)	$3.36	$3.37	$3.38
Sales Charge: for Class A Shares: 4.75% of offering price (4.99% of net asset value per share)*	$0.17	$—	$—
Offering Price	$3.53	$3.37	$3.38

Tax Exempt Insured Fund

	Class A	Class B**	Class C***
Net Assets	$53,892,881	$2,267,371	$16,673,011
Number of Shares Outstanding	$4,264,555	$179,068	$1,317,814
Net Asset Value (net assets divided by number of shares)	$12.64	$12.66	$12.65
Sales Charge: for Class A Shares: 4.75% of offering price (4.99% of net asset value per share)*	$0.63	$—	$—
Offering Price	$13.27	$12.66	$12.65

*	Class A shares may be subject to a CDSC on redemption of shares within twelve months of purchase. Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.
**	Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.
***	Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within twelve months of purchase.

Reports to Shareholders. The Trust sends audited Annual and unaudited Semi-Annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with a Fund to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Co., 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Funds. Transfer Agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, acts as a servicing agent assisting State Street in connection with certain services offered to the shareholders of each of the Funds.

Independent Registered Public Accounting Firm and Legal Counsel. PricewaterhouseCoopers LLP , serves as the Funds’ independent registered public accounting firm and, in that capacity, examines the annual financial statements of the Trust.

The firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as legal counsel to the Funds.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal period ended March 31, 2010, are incorporated in this SAI by reference to its 2010 annual report to shareholders. You may request a copy of the annual report by calling 800-858-8850.

APPENDIX

Description Of Bond Ratings

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC C

An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

PART C

OTHER INFORMATION

Item 28:    Exhibits.

(a)	(i)	Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

	(ii)	Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2003.

	(iii)	Amendment to the Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2003.

	(iv)	Amendment to the Declaration of Trust. Incorporated herein by reference Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 2004.

	(v)	Amendment to Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2006.

(b)	(i)	Amended and Restated By-Laws. Incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2008.

	(ii)	Amendment to the Amended and Restated By-Laws. Incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2009.

(c)		Not applicable.

(d)	(i)	Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. (“SunAmerica”). Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on November 16, 2001.

	(ii)	Subadvisory Agreement between SunAmerica and AIG Global Investment Corp. (“AIGGIC”). Incorporated by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (filed No. 33-6502) filed on July 26, 2002.

	(iii)	Assignment and Assumption Agreement among AIGGIC, AIG Asset Management (U.S.) LLC (“AMG”), and SunAmerica. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) Filed on May 28, 2010.

	(iv)	Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP (“Wellington Management”). Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) Filed on May 28, 2010.

	(v)	Subadvisory Agreement between SunAmerica and PineBridge Investments, LLC (“PineBridge”). Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) Filed on May 28, 2010.

(e)	(i)	Distribution Agreement. Incorporated by reference to Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 1999.

	(ii)	Form of Selling Agreement. Incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 40 to SunAmerica Equity Fund’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(f)	(i)	Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 45 to SunAmerica Equity Funds’ Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(ii)	Amendment to Directors’/Trustees Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registration Statement on Form N-1A (File No. 33-8021) of SunAmerica Equity Fund, filed on January 27, 2009.

(g)	(i)	Master Custodian Agreement between Registrant and State Street Bank and Trust. Incorporated by reference to Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2006.

(h)	(i)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

	(ii)	Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

	(iii)	Amendment to Transfer Agency and Service Agreement dated July 5, 2006. Incorporated herein by reference to SunAmerica Equity Fund’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

	(iv)	Form of Indemnification Agreement between the Registrant and each Trustee who is not an interested person of the Registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (an “Independent Trustee”), Incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2009.

(i)	(i)	Legal Opinion of Bingham McCutchen LLP. Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement (File No. 33-6502) filed on July 27, 2007.

	(ii)	Consent of Willkie Farr & Gallagher LLP. Filed herewith.

(j)		Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k)		Not applicable.

(l)		Not applicable.

(m)	(i)	Distribution Plan pursuant to Rule 12b-1 (Class A shares); Distribution Plan pursuant to Rule 12b-1 (Class B shares); Distribution Plan pursuant to Rule 12b-1 (Class C shares). Incorporated by reference to Post-Effective Amendment No. 42 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 28, 2008.

(n)		Amended and Restated Plan pursuant to Rule 18f-3. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) Filed on May 28, 2010.

(o)		Reserved.

(p)	(i)	Code of Ethics for the Registrant, SunAmerica and SunAmerica Capital Services, Inc (“SACS”). Incorporated herein by reference to Post-Effective Amendment No. 61 to SunAmerica Focused Series, Inc.’s Registration Statement on Form N-1A (File No. 333-11283) filed on December 21, 2009.

	(ii)	Code of Ethics for PineBridge. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on May 28, 2010.

	(iii)	Code of Ethics of Wellington. Incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (File No. 33-6502) filed on July 29, 2009

	(iv)	Code of Ethics for AMG. Incorporated by reference to Post-Effective Amendment No. 5 of Form N-1A (File No. 333-32798) for SunAmerica Money Market Funds, Inc. filed on April 30, 2010.

(q)		Power of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 61 of Form N-1A (File No. 333-11283) for SunAmerica Focused Series, Inc. filed on December 21, 2009.

Item 29.    Persons Controlled by or Under Common Control with Registrant.

The following Registered management investment companies may be under common control with the Registrant:

Anchor Series Trust

SunAmerica Equity Funds

SunAmerica Focused Alpha Growth Fund, Inc.

SunAmerica Focused Alpha Large-Cap Fund, Inc.

SunAmerica Focused Series, Inc.

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

Seasons Series Trust

SunAmerica Series Trust

SunAmerica Specialty Series

Item 30.    Indemnification.

The following excerpts from Article V of the By-Laws of the Registrant contain relevant provisions relating to the indemnification obligations of the Registrant with respect to certain covered persons, including trustees, officers and employees of the Trust:

5.1. Indemnification. The Trust shall indemnify every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved or is threatened to become involved as a party or otherwise by virtue of his being or having been such a Covered Person and against amounts paid or incurred by him in settlement thereof.

The rights of indemnification herein provided shall be insured against by policies maintained by the Trust to the extent required by the Declaration, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.2. Disabling Conduct. Notwithstanding the provisions of Section 5.1, no Covered Person shall be entitled to indemnification for any liability to the Trust or its Shareholders with respect to any matter, unless there has been:

(a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of having engaged in willful malfeasance, bad faith, gross negligence or reckless disregard of duties (“Disabling Conduct”); or

(b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, made by either:

(i) a majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the 1940 Act, nor parties to the action, suit or proceeding (“Independent Non-Party Directors”); or

(ii) the then-current legal counsel to the Independent Directors or (ii) other legal counsel chosen by a majority of the Independent Directors (or if there are no Independent Directors with respect to the matter in question, by a majority of the Directors who are not “interested persons” of the Fund as defined in Section 2(a)(9) of the 1940 Act) and determined by them in their reasonable judgment to be independent, in a written opinion (“Independent Counsel”).

To the extent that any determination is required to be made as to whether a Covered Person engaged in Disabling Conduct, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person engaged in Disabling Conduct.

5.3. Advancement of Fees. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law if:

(a) the Trust receives a written undertaking by the Covered Person to reimburse the Trust if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met; and

(b) at least one of the following conditions has been met:

(i) the Covered Person has provided adequate security for his or her undertaking, or

(ii) the Trust has been insured against losses arising by reason of any lawful advances; or

(iii) a majority of a quorum of the Independent Non-Party Directors, or Independent Counsel in a written opinion has concluded, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Covered Person ultimately will be found entitled to indemnification.

5.4. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

5.5. Amendments and Modifications. In no event will any amendment, modification or change to the provisions of these Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Article V hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the Bylaws.

5.6. Reliance on Records and Experts. In addition to any provisions set forth in the Declaration, the Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of the Declaration, these By-Laws and their duties as Trustees thereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into by the Trust or its officers or Trustees. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

5.7. Definitions. As used in this Article V, the words “claim” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

In addition, each of the Independent Trustees has entered into an Indemnification Agreement with the Registrant. The Indemnification Agreement, among other things, seeks to preserve the current indemnification rights of each Independent Trustee, including with respect to advancement of expenses, even after such Independent Trustee no longer serves as a Trustee of the Registrant.

Item 31.    Business and Other Connections of the Investment Adviser.

The description of SunAmerica, the Registrant’s investment adviser, and AMG, PineBridge and Wellington Management, the Registrants Subadvisers, under the heading “Fund Management” in the Prospectus and “Adviser, Personal Securities Trading, Distributor and Servicing Agent” in the Statement of Additional Information, constituting parts A and B, respectively of this Post-Effective Amendment to the Registration Statement, are incorporated herein by reference.

Information concerning business and other connections of AMG’s directors and officers is incorporated herein by reference to AMG’s Form ADV (File No 801-18759) PineBridge’s Form ADV (File No. 801-18759) and Wellington Management’s Form ADV (File No. 801-15908) which are currently on file with the SEC. The following chart provides the names of each director, officer or partner of SunAmerica and describes any other business, profession, vocation or employment of a substantial nature that each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Name		Position with Adviser	Other positions held by directors, officers or partners of the Adviser
Peter A. Harbeck	SunAmerica	Director and President and Chief Executive Officer	Director, SunAmerica Capital Services, Inc. Director, SunAmerica Fund Services, Inc. Executive Vice President, SAFG Retirements Services, Inc. Chairman, Advisor Group, Inc.

Jay S. Wintrob	SunAmerica	Director	Executive Vice President, American International Group, Inc.* Director, President & Chief Executive Officer, SAFG Retirement Services, Inc.* Director & Chief Executive Officer, SunAmerica Life Insurance Company Director, Chief Executive Officer, SunAmerica Annuity and Life Assurance Company Director, President and Chief Executive Officer, First SunAmerica Life Insurance Company Director, Advisor Group, Inc.*

Christine A. Nixon	SunAmerica	Director, Secretary	Senior Vice President, General Counsel & Secretary, SAFG Retirement Services, Inc.* Director and Secretary, Advisor Group, Inc.* Senior Vice President & Secretary, SunAmerica Annuity and Life Assurance Company* Senior Vice President & Secretary, First SunAmerica Life Insurance Company* Senior Vice President, General Counsel & Secretary, SunAmerica Life Insurance Company*

James Nichols	SunAmerica	Senior Vice President	Director, President, Chief Executive Officer, SunAmerica Capital Services, Inc.

John T. Genoy	SunAmerica	Senior Vice President, Chief Financial Officer, Chief Operating Officer	Vice President, SunAmerica Capital Services, Inc. Vice President, Chief Financial Officer & Controller, SunAmerica Fund Services, Inc.

Timothy P. Pettee	SunAmerica	Senior Vice President, Chief Investment Officer	None

Cynthia A. Gibbons-Skrehot	SunAmerica	Vice President	Chief Compliance Officer, SunAmerica (2002-2006)

Michael Cheah	SunAmerica	Senior Vice President	None

Donna M. Handel	SunAmerica	Senior Vice President	None

Steven Neimeth	SunAmerica	Senior Vice President	None

Gregory N. Bressler	SunAmerica	Senior Vice President, General Counsel and Assistant Secretary	None

James Kurtz	SunAmerica	Senior Vice President	None

Frank Curran	SunAmerica	Vice President, Controller	Vice President, Controller, Financial Operation Principal, Chief Financial Officer and Treasurer

William T. Devanney, Jr.	SunAmerica	Vice President	Vice President, Tax, SAFG Retirement Services, Inc. Vice President SunAmerica Annuity and Life Assurance Company Vice President, SunAmerica Life Insurance Company Vice President, First SunAmerica Life Insurance Company

Kathleen Fuentes	SunAmerica	Vice President	None

John McLean	SunAmerica	Vice President	None

Thomas Bennett	SunAmerica	Vice President	President, SunAmerica Fund Services, Inc.

Nori L. Gabert	SunAmerica	Vice President	None

Gregory Kingston	SunAmerica	Vice President	None

George Mitrica	SunAmerica	Vice President	None

Iris Mojica	SunAmerica	Vice President	None

James Monaghan	SunAmerica	Vice President	None

Andrew Sheridan	SunAmerica	Vice President	None

Mark Matthes	SunAmerica	Vice President	None

Andrew Doulos	SunAmerica	Vice President	None

John Halpin	SunAmerica	Vice President	None

Chad Palumbo	SunAmerica	Vice President	None

Douglas A. Loeffler	SunAmerica	Vice President	None

Keith Roach	SunAmerica	Assistant Vice President	None

Patricia Auld	SunAmerica	Assistant Vice President	None

Miriam Gonzalez	SunAmerica	Assistant Vice President	None

Shawn Parry	SunAmerica	Assistant Vice President	None

Diedre Shepard	SunAmerica	Assistant Vice President	None

Christopher Okeke	SunAmerica	Assistant Vice President	None

John Smith	SunAmerica	Assistant Vice President	None

Virginia N. Puzon	SunAmerica	Assistant Secretary	Director - Corporate Legal Affairs and Assistant Secretary, SAFG Retirement Services, Inc. Assistant Secretary, Advisor Group, Inc., SunAmerica Annuity and Life Assurance Company, First SunAmerica Life Insurance Company, SunAmerica Life Insurance Company

Matthew J. Hackethal	SunAmerica	Chief Compliance Officer	None

David E. Ballard	SunAmerica	Senior Vice President, Group Chief Technology Officer and Division Chief Information Officer	None

*	Principal Business Addresses:

American International Group, Inc., 70 Pine Street, New York, NY 10270

SAFG Retirement Services, Inc., 1 SunAmerica Center, Los Angeles, CA 90067

Advisor Group, Inc., One World Financial Center, New York, NY 10281

2300 Windy Ridge Parkway, Suite 1100, Atlanta, Georgia 30339

2800 N. Central Ave. Ste. 2100, Phoenix, AZ 85004-1072

SunAmerica Life Assurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

First SunAmerica Life Insurance Company, 70 Pine St., New York, NY 10270

SunAmerica Life Insurance Company, 1 SunAmerica Center, Los Angeles, CA 90067

Item 32.    Principal Underwriters.

(a)	The principal underwriter of the Registrant also acts as principal underwriter for:

Sun America Specialty Series

SunAmerica Equity Funds

SunAmerica Focused Series, Inc.

SunAmerica Money Market Funds, Inc.

SunAmerica Senior Floating Rate Fund, Inc.

SunAmerica Series Trust

(b)	The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant’s Shares. The principal business address for each of these officers and directors is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Name	Position With Underwriter	Position with the Registrant

Peter A. Harbeck Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director	Trustee

James Nichols Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Director, President and Chief Executive Officer	Vice President

James D. Siegel Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Chief Compliance Officer	None

Stephen Maginn 21650 Oxnard St Woodland Hills, CA 91367	Director, Chief Distribution Officer	None

Frank P. Curran Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311	Vice President, Controller, Financial Operation Principal, Chief Financial Officer and Treasurer	None

Mallary L. Reznik	Vice President	None

John T. Genoy	Vice President	President

Chris A. Nixon	Secretary	None

Virginia N. Puzon	Assistant Secretary	None

(c) Not applicable.

Item 33.    Location of Accounts and Records.

SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, TX 77019, or an affiliate thereof, maintains physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant’s custodian, State Street Bank and Trust Company, 225 Franklin St., Boston, MA 02110, and its affiliate, Boston Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572.

Item 34.    Management Services.

Not applicable.

Item 35.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 45 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 28th day of July, 2010.

SUNAMERICA INCOME FUNDS (Registrant)

By:	/S/ JOHN T. GENOY
John T. Genoy

Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ John T. Genoy John T. Genoy	President (Principal Executive Officer)	July 28, 2010

/s/ Donna M. Handel Donna M. Handel	Treasurer (Principal Financial and Accounting Officer)	July 28, 2010

* Jeffrey S. Burum	Trustee	July 28, 2010

* Samuel M. Eisenstat	Trustee	July 28, 2010

* Stephen J. Gutman	Trustee	July 28, 2010

* William F. Devin	Trustee	July 28, 2010

* Dr. Judith L. Craven	Trustee	July 28, 2010

* William Shea	Trustee	July 28, 2010

* Peter A. Harbeck	Trustee	July 28, 2010

*By:	/S/ JOHN E. MCLEAN	July 28, 2010
John E. McLean Attorney-in-Fact

Exhibit Index

(i)(ii)	Consent of Willkie Farr & Gallagher LLP.

(j)	Consent of Independent Registered Public Accounting Firm